     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997

                                                       REGISTRATION NO. 33-79502
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.                        [_]
                         POST-EFFECTIVE AMENDMENT NO. 4                      [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 13                             [X]

                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                               SEPARATE ACCOUNT V

                           (EXACT NAME OF REGISTRANT)
                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                                 20 MOORES ROAD
                           FRAZER, PENNSYLVANIA 19355
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICE)

                  DEPOSITOR'S TELEPHONE NUMBER: (800) 523-7900

                         KIMBERLY A. SCOULLER, ESQUIRE
                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                             400 WEST MARKET STREET
                                 P.O. BOX 32830
                           LOUISVILLE, KENTUCKY 40232
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                           MICHAEL BERENSON, ESQUIRE

                       JORDEN BURT BERENSON & JOHNSON LLP
                       1025 THOMAS JEFFERSON STREET, N.W.
                                 SUITE 400 EAST
                          WASHINGTON, D.C. 20007-0805

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

 [X] Immediately upon filing pursuant to paragraph (b) of Rule 485.
 [_] On                   pursuant to paragraph (b)(1)(v) of Rule 485.
 [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
 [_] On                   pursuant to paragraph (a)(1) of Rule 485.
 [_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.
 [_] On                   pursuant to paragraph (a)(2) of Rule 485.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby declares that the Issuer has registered an indefinite amount of securities under the Securities Act of 1933. The Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1996, on February 27, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              PURSUANT TO RULE 481

               SHOWING LOCATION IN PART A (PROSPECTUS) AND PART B
             (STATEMENT OF ADDITIONAL INFORMATION) OF REGISTRATION
                 STATEMENT OF INFORMATION REQUIRED BY FORM N-4

                                     PART A

                                APPLICABLE CONTRACT
ITEM OF FORM N-4                PROSPECTUS CAPTION
----------------                -------------------
 1. Cover Page................. Cover Page
 2. Definitions................ GLOSSARY
 3. Synopsis................... HIGHLIGHTS; FEE TABLE; Performance Measures
 4. Condensed Financial         Condensed Financial Information
    Information................
 5. General Description of
    Registrant, Depositor, and  Providian Life and Health Insurance Company;
    Portfolio Companies........ Providian Life and Health Insurance Company
                                Separate Account V; The Portfolios; Voting
                                Rights
 6. Deductions................. Charges and Deductions; Federal Tax
                                Considerations; Fee Table
 7. General Description of
    Variable                    CONTRACT FEATURES; Distribution-at-Death Rules;
    Annuity Contracts.......... Voting Rights; Allocation of Purchase Payments;
                                Exchanges Among the Portfolios; Additions,
                                Deletions, or Substitutions of Investments
 8. Annuity Period............. Annuity Payment Options
 9. Death Benefit.............. Death of Annuitant Prior to Annuity Date
10. Purchases and Contract      Contract Purchase and Purchase Payments;
    Value...................... Accumulated Value
11. Redemptions................ Full and Partial Withdrawals; Annuity Payment
                                Options; Right to Cancel Period
12. Taxes...................... FEDERAL TAX CONSIDERATIONS
13. Legal Proceedings.......... Part B: Legal Proceedings
14. Table of Contents of the
    Statement                   Table of Contents of the Providian Marquee
    of Additional Information.. Variable Annuity and the Providian Marquee
                                Variable Annuity--A Units Statement of
                                Additional Information

                                     PART B

ITEM OF                         STATEMENT OF ADDITIONAL
FORM N-4                        INFORMATION CAPTION
--------                        -----------------------
15. Cover Page................  Cover Page
16. Table of Contents.........  Table of Contents
17. General Information and     THE COMPANY
    History...................
18. Services..................  Part A: Auditors; Part B: SAFEKEEPING OF ACCOUNT
                                ASSETS; DISTRIBUTION OF THE CONTRACTS
19. Purchase of Securities      DISTRIBUTION OF THE CONTRACTS; Exchanges
    Being Offered.............
20. Underwriters..............  DISTRIBUTION OF THE CONTRACTS
21. Calculation of Performance  PERFORMANCE INFORMATION
    Data......................
22. Annuity Payments..........  Computations of Annuity Income Payments
23. Financial Statements......  FINANCIAL STATEMENTS

         PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT V
                                   PROSPECTUS
                                    FOR THE
                   PROVIDIAN MARQUEE VARIABLE ANNUITY A UNITS
                                   OFFERED BY
                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                           (A MISSOURI STOCK COMPANY)
                             ADMINISTRATIVE OFFICES
                                 P.O. BOX 32700
                           LOUISVILLE, KENTUCKY 40232

The Providian Marquee variable annuity A Unit contract (the "Contract"), offered through Providian Life and Health Insurance Company (the "Company", "us", "we" or "our"), provides a vehicle for investing on a tax-deferred basis in 12 investment company Portfolios and our General Account. The Contract is an individual variable annuity contract and is intended for retirement savings or other long-term investment purposes.

The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000. The minimum initial Purchase Payment for Qualified Contracts is $2,000 (or $50 monthly by payroll deduction). The Contract is a flexible-premium deferred variable annuity that provides for a Right to Cancel Period of 10 days (30 days or more in some instances) plus a 5 day grace period to allow for mail delivery during which you may cancel your investment in the Contract.

Your Purchase Payments for the Contract may be allocated among 12 Subaccounts of Providian Life and Health Insurance Company's Separate Account V and three fixed options available under the Company's General Account. Assets of each Subaccount are invested in one of the following Portfolios (which are contained within six open-end, diversified investment companies):

                                      . T. Rowe Price Equity Income
      . Fidelity VIP Money Market       Portfolio
        Portfolio
                                      . T. Rowe Price New America Growth
      . Fidelity VIP Equity-Income      Portfolio
        Portfolio
                                      . T. Rowe Price International Stock
      . Fidelity VIP Growth Portfolio   Portfolio

                                      . OpCap Advisors Managed Portfolio
      . Fidelity VIP II Asset Manager . OpCap Advisors Small Cap
        Portfolio                       Portfolio
      . Dreyfus Growth and Income
        Portfolio                     . OpCap Advisors U.S. Government
      . Dreyfus Quality Bond Portfolio  Income Portfolio

Depending upon the state of issue and provisions of your Contract, your initial Net Purchase Payment(s) will, when your Contract is issued, either be (i) invested in the Fidelity Money Market Portfolio during your Right to Cancel Period and/or invested immediately in your chosen Guaranteed Rate Options or
(ii) invested immediately in your chosen Portfolios and fixed options (other than the Guaranteed Equity Option).

The Contract's Accumulated Value varies with the investment performance of the Portfolios you select. You bear all investment risk associated with the Portfolios. Investment results for your Contract are not guaranteed except to the extent a portion of the Accumulated Value is allocated to the General Account.

The Contract offers a number of ways of withdrawing monies at a future date, including a lump sum payment and several Annuity Payment Options. Full or partial withdrawals of the Contract's Surrender Value may be made at any time, although in many instances withdrawals made prior to age 59 1/2 are subject to a 10% penalty tax (and a portion may be subject to ordinary income taxes). The Contract has an initial sales charge of up to 5.75%. If you elect an Annuity Payment Option, Annuity Payments may be received on a fixed and/or variable basis. You also have significant flexibility in choosing the Annuity Date on which Annuity Payments begin.

Providian Marquee Contracts are offered in two versions with differing charge structures and features. THIS PROSPECTUS DESCRIBES ONLY THE PROVIDIAN MARQUEE A UNIT CONTRACT. Also available is a standard Providian Marquee contract which is offered only by the appropriate prospectus. For further information see "Alternate Contract Version" at page 7.

This Prospectus sets forth the information you should know before investing in the Contract. It must be accompanied by a current Prospectus for each Fund. Please read the Prospectuses carefully and retain them for future reference. A Statement of Additional Information for the Contract Prospectus, which has the same date as this Prospectus, has also been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available free by calling our Administrative Offices at 1-800-866-6007. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Contract is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

              The date of this Prospectus is April 30, 1997.          FM-0979(A)

                               TABLE OF CONTENTS

                                                                           Page

GLOSSARY....................................................................   2
HIGHLIGHTS..................................................................   5
FEE TABLE...................................................................   8
Condensed Financial Information.............................................  10
Financial Statements........................................................  10
Performance Measures........................................................  10
Additional Performance Measures.............................................  11
Yield and Effective Yield...................................................  11
The Company and the Separate Account........................................  12
Variable Insurance Products Fund and Variable Insurance Products Fund II....  12
Dreyfus Variable Investment Fund............................................  13
T. Rowe Price Equity Series, Inc............................................  13
T. Rowe Price International Series, Inc.....................................  13
OCC Accumulation Trust......................................................  13
The Portfolios..............................................................  13
CONTRACT FEATURES...........................................................  15
  Right to Cancel Period....................................................  15
  Contract Purchase and Purchase Payments...................................  15
  Purchasing by Wire........................................................  16
  Allocation of Purchase Payments...........................................  16
  General Account Guaranteed Options........................................  16
  Charges and Deductions....................................................  17
  Accumulated Value.........................................................  19
  Exchanges Among the Portfolios............................................  19
  Full and Partial Withdrawals..............................................  20
  Systematic Withdrawal Option..............................................  20
  Dollar Cost Averaging Option..............................................  20
  IRS-Required Distributions................................................  21
  Minimum Balance Requirement...............................................  21
  Designation of an Annuitant's Beneficiary.................................  21
  Death of Annuitant Prior to Annuity Date..................................  22
  Annuity Date..............................................................  22
  Lump Sum Payment Option...................................................  23
  Annuity Payment Options...................................................  23
  Deferment of Payment......................................................  24
FEDERAL TAX CONSIDERATIONS..................................................  24
GENERAL INFORMATION.........................................................  29
APPENDIX A
  The General Account....................................................... A-1

                                   GLOSSARY

Accumulation Unit - A measure of your ownership interest in the Contract prior to the Annuity Date.

Accumulation Unit Value - The value of each Accumulation Unit which is calculated each Valuation Period.

Accumulated Value - The value of all amounts accumulated under the Contract prior to the Annuity Date.

Adjusted Death Benefit - The sum of all Net Purchase Payments made during the first six Contract Years, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

Annual Contract Fee - The $30 annual fee charged by the Company to cover the cost of administering each Contract. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount.

Annuitant - The person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

Annuitant's Beneficiary - The person(s) to whom any benefits are due upon the Annuitant's death prior to the Annuity Date.

Annuity Date - The date on which Annuity Payments begin. The Annuity Date is always the first day of the month you specify.

Annuity Payment - One of a series of payments made under an Annuity Payment Option.

Annuity Payment Option - One of several ways in which withdrawals from the Contract may be made. Under a Fixed Annuity Option (see "Annuity Payment Options," page 23), the dollar amount of each Annuity Payment does not change over time. Under a Variable Annuity Option (see "Annuity Payment Options," page 23), the dollar amount of each Annuity Payment may change over time, depending upon the investment experience of the Portfolio or Portfolios you choose. Annuity Payments are based on the Contract's Accumulated Value as of 10 Business Days prior to the Annuity Date.

Annuity Unit - Unit of measure used to calculate Variable Annuity Payments (see "Annuity Payment Options," page 23).

Annuity Unit Value - The value of each Annuity Unit which is calculated each Valuation Period.

Business Day - A day when the New York Stock Exchange is open for trading.

Company ("we", "us", "our") - Providian Life and Health Insurance Company, a Missouri stock company.

Contract Anniversary - Any anniversary of the Contract Date.

Contract Date - The date of issue of this Contract.

Contract Owner ("you", "your") - The person or persons designated as the Contract Owner in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, make permitted withdrawals and Exchanges among Subaccounts and Guaranteed Rate Options.

Contract Year - A period of 12 months starting with the Contract Date or any Contract Anniversary.

Death Benefit - The greater of the Contract's Accumulated Value on the date the Company receives due Proof of Death of the Annuitant or the Adjusted Death Benefit. If any portion of the Contract's Accumulated Value on the date we receive proof of the Annuitant's death is derived from the Multi-Year Guaranteed Rate Option, that portion of the Accumulated Value will be adjusted by a positive Market Value Adjustment Factor (see "Multi-Year Guaranteed Rate Option," at Appendix A), if applicable.

Exchange - One Exchange will be deemed to occur with each voluntary transfer from any Subaccount or General Account Guaranteed Option.

Funds - Each of (i) Variable Insurance Products Fund, (ii) Variable Insurance Products Fund II, (iii) Dreyfus Variable Investment Fund, (iv) T. Rowe Price Equity Series, Inc., (v) T. Rowe Price International Series, Inc. and (vi) OCC Accumulation Trust. The Separate Account invests in the Portfolios contained within the Funds. (See "The General Account," at Appendix A.)

General Account - The account which contains all of our assets other than those held in our separate accounts. (See "The General Account," at Appendix A.)

General Account Guaranteed Option - Any of the following three General Account options offered by your Contract and to which you may allocate your Net Purchase Payments: the One-Year Guaranteed Rate Option, the Multi-Year Guaranteed Rate Option and the Guaranteed Equity Option. The General Account Guaranteed Options are available for sale in most, but not all, states and the structure and characteristics of these options vary by state. (See "The General Account," at Appendix A.)

Guaranteed Rate Options - The One-Year Guaranteed Rate Option and the Multi-Year Guaranteed Rate Option.

Market Value Adjustment Factor - The formula applied to the Accumulated Value in order to determine the net amount of any transfer or surrender under the Multi-Year Guaranteed Rate Option. (See "Multi-Year Guaranteed Rate Option," at Appendix A.)

Net Purchase Payment - Any Purchase Payment less the applicable sales load and Premium Tax, if any.

Non-Qualified Contract - Any Contract other than those described under the Qualified Contract reference in this Glossary.

Owner's Designated Beneficiary - The person to whom ownership of this Contract passes upon the Contract Owner's death, unless the Contract Owner was also the Annuitant - in which case the Annuitant's Beneficiary is entitled to the Death Benefit. (Note: this transfer of ownership to the Owner's Designated Beneficiary will generally not be subject to probate, but will be subject to estate and inheritance taxes. Consult with your tax and estate adviser to be sure which rules will apply to you.)

Payee - The Contract Owner, Annuitant, Annuitant's Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Portfolio - A separate investment portfolio of the Funds. The Funds currently offer 12 portfolios in the Providian Marquee variable annuity: the VIP Money Market Portfolio ("Fidelity Money Market"), the VIP Equity-Income Portfolio ("Fidelity Equity-Income") and the VIP Growth Portfolio ("Fidelity Growth") of Variable Insurance Products Fund; the VIP II Asset Manager Portfolio ("Fidelity Asset Manager") of Variable Insurance Products Fund II; the Dreyfus Growth and Income Portfolio ("Dreyfus Growth and Income") and the Dreyfus Quality Bond Portfolio ("Dreyfus Quality Bond") of Dreyfus Variable Investment Fund; the T. Rowe Price Equity Income Portfolio ("T. Rowe Price Equity Income") and the T. Rowe Price New America Growth Portfolio ("T. Rowe Price New America Growth") of T. Rowe Price Equity Series, Inc.; the T. Rowe Price International Stock Portfolio ("T. Rowe Price International Stock") of T. Rowe Price International Series, Inc.; and the OpCap Advisors Managed Portfolio ("OpCap Advisors Managed"), the OpCap Advisors Small Cap Portfolio ("OpCap Advisors Small Cap") and the OpCap Advisors U.S. Government Income Portfolio ("OpCap Advisors U.S. Government Income") of OCC Accumulation Trust (each, a "Portfolio" and collectively, the "Portfolios"). In this Prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio.

Premium Tax - A regulatory tax that may be assessed by certain states on the Purchase Payments you make to this Contract. The amount which we must pay as Premium Tax will be deducted from each Purchase Payment or from your Accumulated Value as it is incurred by us.

Proof of Death - (a) A certified death certificate; (b) a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof of death satisfactory to the Company.

Purchase Payment - Any premium payment. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified Contracts); each additional Purchase Payment must be at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts. Purchase Payments may be made at any time prior to the Annuity Date as long as the Annuitant is living.

Qualified Contract - An annuity contract as defined under Sections 403(b) and 408(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Right to Cancel Period - The period during which the Contract can be canceled and treated as void from the Contract Date.

Separate Account - That portion of Providian Life and Health Insurance Company Separate Account V dedicated to the Contract. The Separate Account consists of assets that are segregated by Providian Life and Health Insurance Company and, for Contract Owners, invested in the Portfolios. The Separate Account is independent of the general assets of the Company.

Subaccount - That portion of the Separate Account that invests in shares of the Funds' Portfolios. Each Subaccount will only invest in a single Portfolio. The investment performance of each Subaccount is linked directly to the investment performance of one of the 12 Portfolios.

Surrender Value - The Accumulated Value, adjusted to reflect any applicable Market Value Adjustment (see "Multi-Year Guaranteed Rate Option," at Appendix
A) for amounts allocated to the Multi-Year Guaranteed Rate Option, less any early withdrawal charges for amounts allocated to the One-Year Guaranteed Rate Option, less any amount allocated to the Guaranteed Equity Option, less any Premium Taxes incurred but not yet deducted.

Valuation Period - The relative performance of your Contract is measured by the Accumulation Unit Value. This value is calculated each Valuation Period. A Valuation Period is defined as the period of time between the close of business on one Business Day and the close of business on the following Business Day.

                                  HIGHLIGHTS

YOU CAN FIND DEFINITIONS OF IMPORTANT TERMS IN THE GLOSSARY (PAGE 2).

THE PROVIDIAN MARQUEE VARIABLE ANNUITY A UNITS

The Contract provides a vehicle for investing on a tax-deferred basis in 12 investment company Portfolios offered by the Funds and three General Account Guaranteed Options offered by the Company. Monies may be subsequently withdrawn from the Contract either as a lump sum or as annuity income as permitted under the Contract. Accumulated Values and Annuity Payments depend on the investment experience of the selected Portfolios and/or the guarantees of the General Account Guaranteed Options. The investment performance of the Portfolios is not guaranteed. Thus, you bear all investment risk for monies invested under the Contract except to the extent of the portion of your Accumulated Value allocated to the General Account. The General Account Guaranteed Options are available for sale in most, but not all, states.

WHO SHOULD INVEST

The Contract is designed for investors seeking long term, tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. The Contract is offered as both a Qualified Contract and a Non-Qualified Contract. Both Qualified and Non-Qualified Contracts offer tax-deferral on increases in the Contract's value prior to withdrawal or distribution - however, Purchase Payments made by Contract Owners of Qualified Contracts may be excludible or deductible from gross income in the year such payments are made, subject to certain statutory restrictions and limitations.
(See "Federal Tax Considerations," page 24)....................... Page 24

GENERAL ACCOUNT GUARANTEED OPTIONS

THE AVAILABILITY, STRUCTURE AND FEATURES OF THE GENERAL ACCOUNT GUARANTEED OPTIONS VARY BY STATE. CHECK WITH YOUR SALES REPRESENTATIVE FOR DETAILS OF THE AVAILABILITY AND CHARACTERISTICS OF THESE OPTIONS BEFORE PURCHASING.

If your state of issue is any state other than those listed in the immediately following sentence, then your General

Account Guaranteed Options are described in Part 1 of Appendix A. If your state of issue is DC, IN, MD, MA, OK, PA, TX or VA, then your General Account Guaranteed Options are described in Part 2 of Appendix A. Please read Appendix A and the relevant Part 1 or Part 2 carefully.

In certain marketing and customer communication materials, including the customer order form and the Contract, used in the states listed in the second sentence of the paragraph immediately above, the One-Year Guaranteed Rate Option may be titled the "One-Year Guaranteed Index Rate Option"; the Multi-Year Guaranteed Rate Option may be titled the "Five-Year Guaranteed Index Rate Option"; and the Guaranteed Equity Option may be titled the "Five-Year Guaranteed Equity Option."

INVESTMENT CHOICES

Your investment in the Contract may be allocated among 12 Subaccounts of the Separate Account and/or the General Account Guaranteed Options. The Subaccounts in turn invest exclusively in the following 12 Portfolios offered by the Funds: Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Asset Manager, Dreyfus Growth and Income, Dreyfus Quality Bond, T. Rowe Price Equity Income, T. Rowe Price New America Growth, T. Rowe Price International Stock, OpCap Advisors Managed, OpCap Advisors Small Cap and OpCap Advisors U.S. Government Income. The assets of each Portfolio are separate, and each Portfolio has distinct investment objectives and policies as described in the corresponding Fund or Portfolio Prospectus. The General Account Guaranteed Options are available for sale in most, but not all, states............................................................ Page 13

CONTRACT OWNER

The Contract Owner is the person designated as the owner of the Contract in the Contract. The Contract Owner may designate any person as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, and make permitted withdrawals and Exchanges among the Subaccounts and General Account Guaranteed Options.

ANNUITANT

The Annuitant is a person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid. The Annuitant may not be older than age 75.

ANNUITANT'S BENEFICIARY

The Contract Owner may designate any person to receive benefits under the Contract which are payable upon the death of the Annuitant prior to the Annuity Date.

HOW TO INVEST

To invest in the Contract, please consult your agent who will provide the necessary information to us in a customer order form. You will need to select an Annuitant. The Annuitant may not be older than age 75. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 (or $50 monthly by payroll deduction) for Qualified Contracts; subsequent Purchase Payments must be at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts. You may make subsequent Purchase Payments at any time before the Contract's Annuity Date, as long as the Annuitant specified in the
Contract is living................................................ Page 15

ALLOCATION OF PURCHASE PAYMENTS

If the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then your initial Net Purchase Payment(s) will, when your Contract is issued, be invested in Fidelity Money Market until the expiration of the Right to Cancel Period of 10 to 30 days or more in some instances as specified in your Contract when issued (plus a 5 day grace period to allow for mail delivery) and then invested according to your initial allocation instructions (except that any accrued interest will remain in Fidelity Money Market if it is selected as an initial allocation option), provided that portions of your initial Net Purchase Payment(s) allocated to the Guaranteed Rate Options will be invested immediately upon our receipt thereof in order to lock in the rates then applicable to such options. Please note that immediate investment is not applicable with respect to amounts allocated to the Guaranteed Equity Option.

If the state of issue of your Contract is any other state, your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your Portfolios and Guaranteed Rate Options immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD. (Please note that immediate investment is not available with respect to any amounts allocated to THE GUARANTEED EQUITY OPTION WHICH IS ILLIQUID FOR THE GUARANTEE PERIOD.) You must fill out and send us the appropriate form or comply with other designated Company procedures if you would like to change how subsequent Net Purchase
Payments are allocated............................................ Page 15

RIGHT TO CANCEL PERIOD

The Contract provides for a Right to Cancel Period of 10 days (30 or more days in some instances as specified in your Contract) plus a 5 day period to allow for mail delivery, during which you may cancel your investment in the Contract. To cancel your investment, please return your Contract to us or to the agent from whom you purchased the Contract. When we receive the Contract,
(1) if the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then for any amount of your initial Purchase Payment(s) invested in Fidelity Money Market, we will return the Accumulated Value of the amount of your Purchase Payment(s) so invested, or if greater, the amount of your Purchase Payment(s) so invested, (2) for any amount of your initial Purchase Payment(s) invested in the Portfolios immediately following receipt by us, we will return the Accumulated Value of your Purchase Payment(s) so invested plus any loads, fees and/or Premium Taxes that may have been subtracted from such amount, and (3) for any amount of your initial Purchase Payment(s) invested in the Guaranteed Rate Options immediately following receipt by us, we will refund the Accumulated Value of your Purchase
Payment(s) so invested............................................ Page 15

EXCHANGES

You may make unlimited Exchanges among the Portfolios or into the General Account Guaranteed Options, provided you maintain a minimum balance of $250 in each Subaccount or $1,000 in each General Account Guaranteed Option, respectively, to which you have allocated a portion of your Accumulated Value. No fee is currently imposed for such Exchanges; however, we reserve the right to charge a $15 fee for Exchanges in excess of 12 per Contract Year. Exchanges must not reduce the value of any allocation to any Subaccount or General Account Guaranteed Option below $250 or $1,000, respectively, or that remaining amount will be transferred to your other Subaccounts or General Account Guaranteed Options on a pro rata basis. The Guaranteed Equity Option is illiquid for the entire guarantee period, and transfers from the Guaranteed Rate Options may be subject to additional limitations and charges. (See also "Charges and Deductions," page 17, and "The General Account," at Appendix A)... Page 19

DEATH BENEFIT

If the Annuitant specified in your Contract dies prior to the Annuity Date, your named Annuitant's Beneficiary will receive the Death Benefit under the Contract. The Death Benefit is the greater of your Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) or the Adjusted Death Benefit on the date we receive due proof of the Annuitant's death. During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six- year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken. The Annuitant's Beneficiary may elect to receive these proceeds as a lump sum or as Annuity Payments. If the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid, generally to the Annuitant's
Beneficiary, in accordance with the Contract.......................Page 22

ANNUITY PAYMENT OPTIONS

In addition to the full and partial withdrawal privileges, you may also choose to create an income stream by requesting an annuity income from us. As the Contract Owner, you may elect one of several Annuity Payment Options. By electing an Annuity Payment Option, you are asking us to systematically liquidate your annuity. We provide you with a variety of options as it relates to those payments. At your discretion, payments may be either fixed or variable or both. Fixed payouts are guaranteed for a designated period or for life (either single or joint). Variable payments will vary depending on the performance of the underlying Portfolio or Portfolios selected.....Page 23

CONTRACT AND POLICYHOLDER INFORMATION

If you have questions about your Contract, please telephone our Administrative Offices at 1-800-866-6007 between the hours of 8:00 A.M. to 5:00 P.M. Eastern time. Please have the Contract number and the Contract Owner's name ready when you call. As Contract Owner you will receive periodic statements confirming any financial transactions that take place, as well as quarterly statements and an annual statement.

CHARGES AND DEDUCTIONS UNDER THE CONTRACT

Providian Marquee A Unit Contracts have a front-end sales load of up to 5.75% and an annual mortality and expense risk charge of .65%.

Contracts also include administrative charges and policy fees which pay for administering the Contracts, and management, advisory and other fees, which reflect the costs of the Funds.....................................Page 17

FULL AND PARTIAL WITHDRAWALS

You may withdraw all or part of the Surrender Value of the Contract before the earlier of the Annuity Date or the Annuitant's death. Withdrawals made prior to age 59 1/2 may be subject to a 10% penalty tax (and a portion may be subject to ordinary income taxes)..................................Page 20

ALTERNATE CONTRACT VERSION

Providian Marquee Contracts are offered in two versions with differing charge structures and features. THIS PROSPECTUS DESCRIBES ONLY THE PROVIDIAN MARQUEE A UNIT CONTRACT. Also available is a standard Providian Marquee

Contract. Standard contracts have no initial sales loads, but are subject to withdrawal or surrender charges of up to 6% during the first 6 years. Standard contracts also have increased annual mortality and expense risk charges of 1.25%. Other differences apply to the General Account Guaranteed Options and annual permitted additions. Standard Providian Marquee contracts are offered only by the appropriate Providian Marquee prospectus. (Standard Providian Marquee contracts may occasionally be described as B Unit contracts in certain marketing materials and trade publications and in the Statement of Additional Information.) For full details regarding such contracts, please see the applicable Providian Marquee prospectus, which may be obtained from your agent or by calling our Administrative Offices at 1-800-866-6007.

                                   FEE TABLE

The following table illustrates all expenses (except for Premium Taxes that may be assessed by your state) that you would incur as an owner of a Contract. The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a purchaser of the Contract. The fee table reflects all expenses for both the Separate Account and the Funds. For a complete discussion of Contract costs and expenses, including charges applicable to the General Account Guaranteed Options, see "Charges and Deductions," page 15.

                                                                       FEE
                                                                      AMOUNT
CONTRACTOWNER TRANSACTION EXPENSES                                    ------
Sales Load Imposed on Purchases (under $100,000).....................  5.75%*
Contingent Deferred Sales Load (surrender charge)....................  None
Exchange Fees........................................................  None
ANNUAL CONTRACT FEE..................................................   $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of assets in the
 Separate Account)
Mortality and Expense Risk Charge....................................   .65%
Administrative Charge................................................   .15%
                                                                       ----
Total Annual Separate Account Expenses...............................   .80%**

*A Unit Contract purchases of $100,000 or more will carry a reduced sales load, see "Charges and Deductions," page 15.
**Separate Account Annual Expenses are not charged against the General Account
   Guaranteed Options.

                           PORTFOLIO ANNUAL EXPENSES

Except as indicated, the figures below are based on expenses for fiscal year 1996 (as a percentage of each Portfolio's average net assets after fee waiver and/or expense reimbursement limitation, if applicable).

                           MANAGEMENT
                          AND ADVISORY  OTHER   TOTAL PORTFOLIO
                            EXPENSES   EXPENSES ANNUAL EXPENSES
                          ------------ -------- ---------------
Fidelity Money Market*..      0.21%      0.09%       0.30%
Fidelity Equity-Income*.      0.51%      0.70%       0.58%
Fidelity Growth*........      0.61%      0.80%       0.69%
Fidelity Asset Manager*.      0.64%      0.10%       0.74%
Dreyfus Growth and
 Income**...............      0.75%      0.08%       0.83%
Dreyfus Quality Bond**..      0.65%      0.14%       0.79%
T. Rowe Price Equity
 Income.................      0.85%      0.00%       0.85%
T. Rowe Price New
 America Growth.........      0.85%      0.00%       0.85%
T. Rowe Price
 International Stock....      1.05%      0.00%       1.05%
OpCap Advisors
 Managed***.............      0.80%      0.10%       0.90%
OpCap Advisors Small
 Cap***.................      0.80%      0.22%       1.02%
OpCap Advisors U.S.
 Government Income***...      0.60%      0.42%       1.02%

*A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for Equity-Income Portfolio, 0.67% for Growth Portfolio, and 0.73% for Asset Manager Portfolio.

**From time to time, the Dreyfus Growth and Income and Quality Bond
   Portfolios' investment adviser in its sole discretion may waive all or part of its fees and/or voluntarily assume certain of the Portfolios' expenses. For a more complete description of the Portfolios' fees and expenses, see the Dreyfus Variable Investment Fund's Prospectus.

***The annual expenses of OCC Accumulation Trust Portfolios (the "Portfolios") as of December 31, 1996 have been restated to reflect new management fee and expense limitation arrangements in effect as of May 1, 1996. Additionally, Other Expenses are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. Effective May 1, 1996, the expenses of the Portfolios were contractually limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.25% of their respective average daily net assets. Furthermore, through December 31, 1997, the annualized operating expenses of the U.S. Government Income, Managed and Small Cap Portfolios will be voluntarily limited by OpCap Advisors so that annualized operating expenses (net of any expense offsets) of these Portfolios do not exceed 1.00% of their respective average daily net assets. Without such contractual and voluntary expense limitations and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Annual Expenses incurred for the fiscal year ended December 31, 1996 would have been; 0.60%, 1.74% and 2.34%, respectively, for the U.S. Government Income Portfolio; 0.80%, 0.10% and 0.90%, respectively, for the Managed Portfolio; and 0.80%, 0.26% and 1.06%, respectively, for the Small Cap Portfolio.

The following example illustrates the expenses that you would incur on a $1,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract's Annuity Payment Options.

                                                                           10
                                                  1 YEAR 3 YEARS 5 YEARS  YEARS
                                                  ------ ------- ------- -------
      Fidelity Money Market...................... $68.74 $92.42  $117.83 $189.79
      Fidelity Equity-Income..................... $71.41 $100.62 $131.81 $219.39
      Fidelity Growth............................ $72.45 $103.82 $137.24 $230.76
      Fidelity Asset Manager..................... $72.93 $105.27 $139.70 $235.89
      Dreyfus Growth and Income.................. $73.78 $107.88 $144.11 $245.05
      Dreyfus Quality Bond....................... $73.40 $106.72 $142.15 $240.99
      T. Rowe Price Equity Income................ $73.97 $108.45 $145.09 $247.07
      T. Rowe Price New America Growth........... $73.97 $108.45 $145.09 $247.07
      T. Rowe Price International Stock.......... $75.87 $114.21 $154.80 $267.04
      OpCap Advisors Managed..................... $74.45 $109.90 $147.53 $252.10
      OpCap Advisors Small Cap................... $75.59 $113.35 $153.35 $264.07
      OpCap Advisors U.S. Government Income...... $75.59 $113.35 $153.35 $264.07

The Annual Contract Fee is reflected in these examples as a percentage equal to the total amount of fees collected during a calendar year divided by the total average net assets of the Portfolios during the same calendar year. The fee is assumed to remain the same in each year of the above periods. (With respect to partial year periods, if any, in the examples, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.) The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount. In some states, the Company will deduct Premium Taxes as incurred by the Company.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees in the Contract.

CONDENSED FINANCIAL INFORMATION

(FOR THE PERIOD JANUARY 1, 1994 THROUGH DECEMBER 31, 1996)

                         FIDELITY               FIDELITY           DREYFUS     DREYFUS
                          MONEY     FIDELITY     ASSET   FIDELITY GROWTH AND   QUALITY
                          MARKET  EQUITY-INCOME MANAGER   GROWTH    INCOME      BOND
                         -------- ------------- -------- -------- ---------- -----------
Accumulation unit value
 as of:
  Start Date*...........  10.000     10.000      10.000   10.000    10.000     10.000
  12/31/94..............  10.152      9.838       9.741   10.670     9.669     10.171
  12/31/95..............  10.664     13.185      11.302   14.329    15.534     12.150
  12/31/96..............  11.151     14.947      12.849   16.305    18.608     12.429
Number of units
 outstanding as of:
  12/31/94..............  20,725        200       1,006    2,452     1,095        100
  12/31/95.............. 224,406     35,785       8,531   11,298    13,983      1,525
  12/31/96.............. 105,415     49,090      13,610   30,252    47,193      8,700
                                                                                OPCAP
                           TRP         TRP      TRP NEW   OPCAP     OPCAP     ADVISORS
                          EQUITY  INTERNATIONAL AMERICA  ADVISORS  ADVISORS  U.S. GOV'T.
                          INCOME      STOCK      GROWTH  MANAGED  SMALL CAP.  INCOME**
                         -------- ------------- -------- -------- ---------- -----------
Accumulation unit value
 as of:
  Start Date*...........  10.000     10.000      10.000   10.000    10.000     10.000
  12/31/94..............  10.000      9.672       9.825    9.849    10.232      9.996
  12/31/95..............  13.369     10.668      14.727   14.221    11.696     10.595
  12/31/96..............  15.856     12.138      17.543   17.320    13.775     10.829
Number of units
 outstanding as of:
  12/31/94..............     587      2,715         206      794     1,749          0
  12/31/95..............  16,794      9,886       4,670   15,926     4,223      1,849
  12/31/96..............  23,987     40,656      22,858   36,117    28,989      4,379

 * Date of commencement of operations for Fidelity Money Market was 7/20/94; for T. Rowe Price International, Fidelity Growth and Fidelity Asset Manager was 8/1/94; for Dreyfus Growth and Income was 9/26/94; for Fidelity Equity-Income, T. Rowe Price Equity Income, T. Rowe Price New America Growth, OpCap Advisors Managed and OpCap Advisors Small Cap was 11/17/94; and for Dreyfus Quality Bond and OpCap Advisors U.S. Government Income was 11/18/94.
** The OpCap Advisors U.S. Government Income Portfolio had activity in 1994 but no Accumulation Units were outstanding at 12/31/94.

FINANCIAL STATEMENTS

The audited statutory-basis financial statements of the Company and the financial statements of the Separate Account (as well as the Independent Auditors' Reports thereon) are contained in the Statement of Additional Information.

PERFORMANCE MEASURES

Performance for the Subaccounts of the Separate Account, including the yield and effective yield of the Fidelity Money Market Subaccount, the yield of the other Subaccounts, and the total return of all Subaccounts may appear in reports and promotional literature to current or prospective Contract Owners.

Please refer to the discussion below and to the Statement of Additional Information for a more detailed description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

When advertising performance of the Subaccounts, the Company will show the Standardized Average Annual Total Return for a Subaccount which, as prescribed by the rules of the Securities and Exchange Commission (the "SEC"), is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads, the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods, including Total Return Year-to-Date ("YTD") with respect to certain periods. The Company may also show actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Values) with respect to one or more periods. For one year, the actual Total Return and the actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see "Fee Table"), the actual Total Return and actual Average Annual Total Return also reflect these expenses. These percentages do not reflect the Annual Contract Fee, any sales loads or Premium Taxes (if any) which, if included, would reduce the percentages reported.

NON-STANDARDIZED HYPOTHETICAL TOTAL RETURN AND NON-STANDARDIZED HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Hypothetical Total Return and Non-Standardized Hypothetical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios, and may assume the Contract was in existence prior to its inception date (which it was not). After the Contract's inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified premium patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses. These returns do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any) which, if included, would reduce the percentages reported.

The Non-Standardized Annual Total Return for a Subaccount is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The Non-Standardized Average Annual Total Return for a Subaccount is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

YIELD AND EFFECTIVE YIELD

The Company may also show yield and effective yield figures for the Subaccount investing in shares of the Fidelity Money Market Portfolio. "Yield" refers to the income generated by an investment in Fidelity Money Market over a seven-day period, which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in Fidelity Money Market is assumed to be reinvested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the Annual Contract Fee, any sales loads or Premium Taxes (if any) which, if included, would reduce the yields reported.

From time to time a Portfolio of a Fund may advertise its yield and total return investment performance. For each Subaccount other than Fidelity Money Market for which the Company advertises yield, the Company shall furnish a yield quotation referring to the Portfolio computed in the following manner: the net investment income per Accumulation Unit earned during a recent one month period is divided by the Accumulation Unit Value on the last day of the period.

Please refer to the Statement of Additional Information for a description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

The performance measures discussed above reflect results of the Portfolios and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Subaccounts may be contrasted with other comparable variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service which ranks mutual funds and other investment companies by overall performance, investment objectives and assets. Performance may also be tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

THE COMPANY AND THE SEPARATE ACCOUNT

PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY

The Company is a stock life insurance company incorporated under the laws of Missouri on August 6, 1920. The Company is principally engaged in offering life insurance, annuity contracts, and accident and health insurance and is admitted to do business in 49 states, the District of Columbia and Puerto Rico. The Company is owned, directly and indirectly, by Providian Corporation, a publicly-held diversified consumer financial services company whose shares are traded on the New York Stock Exchange with assets of $29 billion as of December 31, 1996.

On December 28, 1996, Providian executed a Plan and Agreement of Merger and Reorganization (the "Merger Agreement") with AEGON N.V., an international insurance company headquartered in The Hague, The Netherlands. Under the Merger Agreement, Providian's insurance operations, including the operations of the Company, will merge with a wholly owned subsidiary of AEGON. Providian will be the surviving corporation of the merger and will become a wholly owned subsidiary of AEGON. The merger of Providian's insurance businesses with AEGON is conditioned upon several events, including shareholder and various regulatory approvals. Providian anticipates that the closing of the transaction will occur in mid-1997. Because consummation of the merger is subject to the above conditions, no representations can be made as to whether, or when, the merger will be completed or as to the possible impact of the merger on the financial position and results of operations of the Company should the merger occur.

PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT V

The Separate Account was established by the Company as a separate account under the laws of the State of Missouri on February 14, 1992, pursuant to a resolution of the Company's Board of Directors. The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.

The assets of the Separate Account are owned by the Company and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account assets or any other separate account maintained by the Company.

The Separate Account has dedicated 12 Subaccounts to the Contract, each of which invests solely in a corresponding Portfolio of the Funds. Additional Subaccounts may be established at the discretion of the Company. The Separate Account also includes other subaccounts which are not available under the Contract.

VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

Variable Insurance Products Fund and Variable Insurance Products Fund II (each, a "Fidelity Fund" and collectively, the "Fidelity Funds") are diversified, open-end management investment companies organized by Fidelity Management & Research Company ("FMR") and registered under the 1940 Act. Each Fidelity Fund consists of several investment portfolios, including the Money Market, Equity-Income, Growth and Asset Manager Portfolios available as part of the Providian Marquee. FMR serves as the Fidelity Funds' investment adviser. ("VIP" and "VIP II" refer to Variable Insurance Products Fund and Variable Insurance Products Fund II.)

DREYFUS VARIABLE INVESTMENT FUND

Dreyfus Variable Investment Fund is an open-end management investment company organized under the 1940 Act. The Dreyfus Variable Investment Fund consists of thirteen separate investment portfolios, including the Growth and Income and Quality Bond Portfolios, which are the only portfolios available as part of the Providian Marquee. The Dreyfus Corporation serves as this Fund's investment adviser.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Equity Series Inc. is a Maryland corporation organized in 1994 and is registered with the Securities and Exchange Commission under the 1940 Act as a diversified, open-end management investment company, commonly known as a "mutual fund." Currently, the fund consists of the Equity Income and New America Growth Portfolios, each of which represents a separate class of shares having different objectives and investment policies, and both of which are available as part of the Providian Marquee. T. Rowe Price Associates, Inc. is responsible for the selection and management of this Fund's portfolio investments and serves as the Fund's investment adviser.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. is a Maryland corporation organized in 1994 and is registered with the Securities and Exchange Commission under the 1940 Act as a diversified, open-end management investment company, commonly known as a "mutual fund." The corporation is a series fund and has the authority to issue other series in addition to the International Stock Portfolio currently available as part of the Providian Marquee. Rowe Price-Fleming International, Inc. is responsible for selection and management of this Fund's portfolio investments and serves as the Fund's investment adviser.

OCC ACCUMULATION TRUST

OCC Accumulation Trust is a Massachusetts business trust and is registered with the Securities and Exchange Commission under the 1940 Act as a diversified, open-end management investment company. The Fund receives investment advice with respect to each of its portfolios from OpCap Advisors, a subsidiary of Oppenheimer Capital, a registered investment adviser. The Fund currently consists of seven series, including the OpCap Advisors Managed, OpCap Advisors Small Cap and OpCap Advisors Government Income Portfolios available as part of the Providian Marquee. The OCC Accumulation Trust was formerly known as the Quest For Value Accumulation Trust.

THE PORTFOLIOS (SEE ACCOMPANYING PROSPECTUSES)

FOR MORE INFORMATION CONCERNING THE RISKS ASSOCIATED WITH EACH PORTFOLIO'S INVESTMENTS, PLEASE REFER TO THE APPLICABLE UNDERLYING FUND PROSPECTUS.

VIP MONEY MARKET PORTFOLIO ("FIDELITY MONEY MARKET")

Fidelity Money Market seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality U.S. dollar denominated money market instruments of domestic and foreign issuers.

VIP EQUITY-INCOME PORTFOLIO ("FIDELITY EQUITY-INCOME")

Fidelity Equity-Income seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

VIP GROWTH PORTFOLIO ("FIDELITY GROWTH")

Fidelity Growth seeks to achieve capital appreciation normally through the purchase of common stocks (although the Portfolio's investments are not restricted to any one type of security). Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

VIP II ASSET MANAGER PORTFOLIO ("FIDELITY ASSET MANAGER")

Fidelity Asset Manager seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

DREYFUS GROWTH AND INCOME PORTFOLIO ("DREYFUS GROWTH AND INCOME")

Dreyfus Growth and Income is a non-diversified Portfolio, the goal of which is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Portfolio invests in equity and debt securities and money market instruments of domestic and foreign issuers.

DREYFUS QUALITY BOND PORTFOLIO ("DREYFUS QUALITY BOND")

Dreyfus Quality Bond is a diversified Portfolio, the goal of which is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Quality Bond Portfolio invests in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions.

T. ROWE PRICE EQUITY INCOME PORTFOLIO ("T. ROWE PRICE EQUITY INCOME")

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Portfolio emphasizes companies with favorable prospects for both increasing dividend income and capital appreciation.

T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO ("T. ROWE PRICE NEW AMERICA GROWTH")

T. Rowe Price New America Growth seeks long-term growth of capital through investments primarily in the common stocks of U.S. growth companies which operate in service industries. In pursuing its objective, this Portfolio invests primarily in companies deriving a majority of their revenues or operating earnings from service-related activities and in companies whose prospects are closely tied to service industries. This Portfolio may also invest up to 25% of its assets in non-service related growth companies in pursuit of capital appreciation whose earnings are believed to hold the prospect of superior growth.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO ("T. ROWE PRICE INTERNATIONAL
STOCK")

T. Rowe Price International Stock seeks long-term growth of capital, through investments primarily in common stocks of established, non-U.S. companies.

OPCAP ADVISORS OCC ACCUMULATION TRUST MANAGED PORTFOLIO ("OPCAP ADVISORS
MANAGED")

OpCap Advisors Managed seeks to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary over time based on the investment manager's assessments of the relative outlook for such investments.

OPCAP ADVISORS OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO ("OPCAP ADVISORS SMALL CAP")

OpCap Advisors Small Cap seeks capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations under $1 billion.

OPCAP ADVISORS OCC ACCUMULATION TRUST U.S. GOVERNMENT INCOME PORTFOLIO ("OPCAP ADVISORS U.S. GOVERNMENT INCOME")

The investment objective of OpCap Advisors U.S. Government Income is to seek a high level of current income together with the protection of capital. This Portfolio seeks to achieve its investment objective by investing exclusively in debt obligations, including mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

OTHER PORTFOLIO INFORMATION

There is no assurance that a Portfolio will achieve its stated investment objective.

Additional information concerning the investment objectives and policies of the Portfolios and the investment advisory services, total expenses and charges can be found in the current prospectuses for the corresponding Funds. THE FUNDS' OR PORTFOLIOS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PURCHASE PAYMENTS TO A PORTFOLIO.

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company as well as other insurance companies or to a person or plan, including a pension or retirement plan receiving favorable tax treatment under the Code, that qualifies to purchase shares of the Funds under Section 817(h) of the Code. Although we believe it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts and other qualified persons or plans. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Funds if required by law, to resolve the matter.

                               CONTRACT FEATURES

The rights and benefits under the Contract are as described below and in the Contract. The Company reserves the right to make any modification to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statute or any rule or regulation of the United States Treasury Department.

RIGHT TO CANCEL PERIOD

A Right to Cancel Period exists for a minimum of 10 days after you receive the Contract (30 or more days in some instances as set forth in your Contract) plus a 5 day grace period to allow for mail delivery. The Contract permits you to cancel the Contract during the Right to Cancel Period by returning the Contract to our Administrative Offices, P.O. Box 32700, Louisville, Kentucky 40232, or to the agent from whom you purchased the Contract. Upon cancellation, the Contract is treated as void from the Contract Date and when we receive the Contract, (1) if the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then for any amount of your initial Purchase Payment(s) invested in Fidelity Money Market, we will return the Accumulated Value of the amount of your Purchase Payment(s) so invested, or if greater, the amount of your Purchase Payment(s) so invested,
(2) for any amount of your initial Purchase Payment(s) invested in the Portfolios immediately following receipt by us, we will return the Accumulated Value of your Purchase Payment(s) so invested plus any loads, fees and/or Premium Taxes that may have been subtracted from such amount, and (3) for any amount of your initial Purchase Payment(s) invested in the Guaranteed Rate Options immediately following receipt by us, we will refund the Accumulated Value of your Purchase Payment(s) so invested.

CONTRACT PURCHASE AND PURCHASE PAYMENTS

If you wish to purchase a Contract, you should consult your agent who will provide the necessary information to us in a customer order form and forward your initial Purchase Payment to such address as the Company may from time to time designate. If you wish to make personal delivery by hand or courier to the Company of your initial Purchase Payment (rather than through the mail), you must do so at our Administrative Offices, 400 West Market Street, Louisville, KY 40202. Your initial Purchase Payment for a Non-Qualified Contract must be equal to or greater than the $5,000 minimum investment requirement. The initial Purchase Payment for a Qualified Contract must be equal to or greater than $2,000 (or you may establish a payment schedule of $50 a month by payroll deduction).

The Contract will be issued and the initial Purchase Payment less any sales load or Premium Taxes will be credited within two Business Days after receipt of the customer order form and the initial Purchase Payment in good order. The Company reserves the right to reject any customer order form or initial Purchase Payment. Following issuance the Contract will be mailed to you along with a Contract acknowledgement form, which you should complete, sign and return in accordance with its instructions. Please note that until the Company receives the acknowledgement form signed by the Owner and any Joint Owner, the Owner and any Joint Owner must obtain a signature guarantee on their written, signed request in order to exercise any rights under the Contract.

If the initial Purchase Payment cannot be credited because the customer order form is incomplete, we will contact you, explain the reason for the delay and will refund the initial Purchase Payment within five Business Days, unless you instruct us to retain the initial Purchase Payment and credit it as soon as the necessary requirements are fulfilled.

Additional Purchase Payments may be made at any time prior to the Annuity Date, as long as the Annuitant is living. Any additional Purchase Payments must be for at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts. If additional Purchase Payments are received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) they will be credited to the Accumulated Value at the close of business that same day. Additional Purchase Payments received after the close of the New York Stock Exchange are processed the next Business Day.

Total Purchase Payments may not exceed $1,000,000 without our prior approval.

The Company reserves the right to refuse to issue this Contract in cases involving an exchange for another Contract. In cases where a Contract Owner or former Contract Owner requests the Company to reverse a surrender or withdrawal transaction, whether full or partial, the Company reserves the right to refuse such requests or grant such requests on the condition that the Contract's Accumulated Value be adjusted to reflect appropriate investment results, administrative costs or loss of interest during the relevant period.

PURCHASING BY WIRE

For wiring instructions please contact our Administrative Offices at 1-800-866-6007.

ALLOCATION OF PURCHASE PAYMENTS

You instruct your agent how your Net Purchase Payments will be allocated. You may allocate each Net Purchase Payment to one or more of the Portfolios or the General Account Guaranteed Options as long as such portions are whole number percentages provided that each allocation to a General Account Guaranteed Option is at least $1,000 and that no Portfolio or General Account Guaranteed Option may contain a balance less than $250 or $1,000, respectively. You may choose not to allocate any monies to a particular Portfolio. You may change allocation instructions for future Net Purchase Payments by sending us the appropriate Company form or by complying with other designated Company procedures. The General Account Guaranteed Options are available for sale in most, but not all, states. Please note that immediate investment is not applicable to amounts allocated to the Guaranteed Equity Option.

If the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then your initial Net Purchase Payment(s) will, when your Contract is issued, be invested in Fidelity Money Market until the expiration of the Right to Cancel Period of 10 to 30 days (plus a five day grace period to allow for mail delivery) or more in some instances as specified in your Contract after the issuance of your Contract and then invested according to your initial allocation instructions (except that any accrued interest will remain in Fidelity Money Market if it is selected as an initial allocation option), provided that portions of your initial Net Purchase Payment(s) allocated to the Guaranteed Rate Options will be invested immediately upon our receipt thereof in order to lock in the rates then applicable to such options.

If the state of issue of your Contract is any other state, your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your Portfolios and Guaranteed Rate Options immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD. (Please note that immediate investment is not available with respect to any amounts allocated to THE GUARANTEED EQUITY OPTION WHICH IS ILLIQUID FOR THE GUARANTEE PERIOD.)

GENERAL ACCOUNT GUARANTEED OPTIONS

THE AVAILABILITY, STRUCTURE AND FEATURES OF THE GENERAL ACCOUNT GUARANTEED OPTIONS VARY BY STATE. CHECK WITH YOUR SALES REPRESENTATIVE FOR DETAILS OF THE AVAILABILITY AND CHARACTERISTICS OF THESE OPTIONS BEFORE PURCHASING.

If your state of issue is any state other than those listed in the immediately following sentence, then your General Account Guaranteed Options are described in Part 1 of Appendix A. If your state of issue is DC, IN, MD, MA, OK, PA, TX or VA, then your General Account Guaranteed Options are described in Part 2 of Appendix A. Please read Appendix A and the relevant Part 1 or Part 2 carefully.

In certain marketing and customer communication materials, including the customer order form and the Contract, used in the states listed in the second sentence of the paragraph immediately above, the One-Year Guaranteed Rate Option may be titled the "One-Year Guaranteed Index Rate Option"; the Multi-Year Guaranteed Rate Option may be titled the "Five-Year Guaranteed Index Rate Option"; and the Guaranteed Equity Option may be titled the "Five-Year Guaranteed Equity Option."

CHARGES AND DEDUCTIONS

There are no withdrawal or surrender charges for Contracts (although certain charges or restrictions may apply to your Contract's General Account Guaranteed Options). For Contracts, the following percentages of each Purchase Payment are deducted as a sales load:

             AGGREGATED PURCHASE PAYMENTS                 SALES LOAD
             ----------------------------                 ----------
             $0-$99,999..................................   5.75%
             $100,000-$249,999...........................   4.75%
             $250,000-$499,999...........................   3.75%
             $500,000-$999,999...........................   2.75%
             $1 Million +................................   1.75%

These Purchase Payment breakpoints will be applied on an aggregated basis, so that all prior Purchase Payments will be added to the amount of any additional Purchase Payment before the breakpoint calculation is made. (Example: An $80,000 Purchase Payment is initially received. An additional Purchase Payment of $40,000 is made the following year, bringing the aggregate amount of Purchase Payments to $120,000. A sales load of 4.75% will apply to the entire $40,000 Purchase Payment.) Growth in your Accumulated Value is not added into this calculation, and partial withdrawals are not subtracted from this calculation.

MORTALITY AND EXPENSE RISK CHARGE

We impose a charge as compensation for bearing certain mortality and expense risks under the Contracts. The annual charge is assessed daily based on the net asset value of the Separate Account. The annual mortality and expense risk charge is .65% of the net asset value of the Separate Account.

We guarantee that this annual charge will never increase. If this charge is insufficient to cover actual costs and assumed risks, the loss will fall on us. Conversely, if the charge proves more than sufficient, any excess will be added to the Company surplus and will be used for any lawful purpose, including any shortfall on the costs of distributing the Contracts.

The mortality risk borne by us under the Contracts, where one of the life Annuity Payment Options is selected, is to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Contract) regardless of how long all Annuitants may live. We also assume mortality risk as a result of our guarantee of a Death Benefit in the event the Annuitant dies prior to the Annuity Date.

The expense risk borne by us under the Contracts is the risk that the charges for administrative expenses which are guaranteed for the life of the Contract may be insufficient to cover the actual costs of issuing and administering the Contract.

ADMINISTRATIVE CHARGE AND ANNUAL CONTRACT FEE

An administrative charge equal to .15% annually of the net asset value of the Separate Account is assessed daily along with the Annual Contract Fee of $30. The Annual Contract Fee is deducted proportionately from the Subaccounts. For any Contract with amounts allocated to the Subaccounts, the $30 fee is assessed per Contract, not per Portfolio chosen. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount. These deductions represent reimbursement for the costs expected to be incurred over the life of the Contract for issuing and maintaining each Contract and the Separate Account.

EXCHANGES

Each Contract Year you may make an unlimited number of free Exchanges between Portfolios and/or General Account Guaranteed Options, provided that after an Exchange no Portfolio or General Account Guaranteed Option may contain a balance less than $250 or $1,000, respectively. We reserve the right to charge a $15 fee in the future for Exchanges in excess of 12 per Contract Year.

EXCEPTIONS TO CHARGES AND TO TRANSACTION OR BALANCE REQUIREMENTS

The sales load or other administrative charges or fees may be reduced for sales of Contracts to a trustee, employer or similar entity representing a group where the Company determines that such sales result in savings of sales and/or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, Providian Corporation and certain of their affiliates and certain sales representatives for the Contract are permitted to purchase Contracts with substantial reduction of the sales load, contingent deferred sales load or other administrative charges or fees or with a waiver or modification of certain minimum or maximum purchase and transaction amounts or balance requirements. Contracts so purchased are for investment purposes only and may not be resold except to the Company.

In no event will reduction or elimination of the sales load, contingent deferred sales loads or other fees or charges or waiver or modification of transaction or balance requirements be permitted where such reduction, elimination, waiver or modification will be unfairly discriminatory to any person. Additional information about reductions in charges is contained in the Statement of Additional Information.

TAXES

We will, where such taxes are imposed on the Company by state law, deduct Premium Taxes that currently range up to 3.5%. These taxes will be deducted from the Accumulated Value or Purchase Payments in accordance with applicable law.

At the time of the filing of this Prospectus, the following state assesses a Premium Tax on all initial and additional Purchase Payments on Non-Qualified
Contracts:

                                            QUALIFIED NON-QUALIFIED
                                            --------- -------------
             South Dakota..................     0%        1.25%

In addition, a number of states currently impose Premium Taxes at the time an Annuity Payment Option (other than a Lump Sum Payment Option) is selected. At the time of the filing of this Prospectus, the following states assess a Premium Tax against the Accumulated Value if the Contract Owner chooses an Annuity Payment Option instead of receiving a lump sum distribution:

                                            QUALIFIED NON-QUALIFIED
                                            --------- -------------
             California....................    .50%       2.35%
             District of Columbia..........   2.25%       2.25%
             Kansas........................      0%       2.00%
             Kentucky......................   2.00%       2.00%
             Maine.........................      0%       2.00%
             Nevada........................      0%       3.50%
             West Virginia.................   1.00%       1.00%
             Wyoming.......................      0%       1.00%

Under present laws, the Company will incur state or local taxes (in addition to the Premium Taxes described above) in several states. At present, the Company does not charge the Contract Owner for these taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. (See "Federal Tax Considerations," page 24.) Based upon these expectations, no charge is currently being made to the Separate Account for federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. In the event that the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

PORTFOLIO EXPENSES

The value of the assets in the Separate Account reflect the fees and expenses paid by the Portfolios. A complete description of these expenses is found in the "Fee Table" section of this Prospectus and in each Fund's Prospectus and Statement of Additional Information.

ACCUMULATED VALUE

At the commencement of the Contract, the Accumulated Value equals the initial Net Purchase Payment. Thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day increased by: (i) any additional Net Purchase Payments received by the Company and (ii) any increase in the Accumulated Value due to investment results of the selected Portfolio(s) and the interest credited to the General Account Guaranteed Options during the Valuation Period; and reduced by: (i) any decrease in the Accumulated Value due to investment results of the selected Portfolio(s), (ii) a daily charge to cover the mortality and expense risks assumed by the Company, (iii) any charge to cover the cost of administering the Contract, (iv) any partial withdrawals,
(v) any Market Value Adjustment or other deduction due to early Exchanges from the Guaranteed Rate Options and, if exercised by the Company, (vi) any charges for any Exchanges made after the first twelve in any Contract Year.

EXCHANGES AMONG THE PORTFOLIOS

Should your investment goals change, you may exchange Accumulated Value among the Portfolios of the Funds and, as permitted, the General Account Guaranteed Options. Requests for Exchanges, received by mail or by telephone, prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) are processed at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day. If you experience difficulty in making a telephone Exchange your Exchange request may be made by regular or express mail. It will be processed on the date received.

To take advantage of the privilege of initiating transactions by telephone, you must first elect the privilege by completing the appropriate section of the Contract acknowledgement form, which you will receive with your Contract. You may also complete a separate telephone authorization form at a later date. To take advantage of the privilege of authorizing a third party to initiate transactions by telephone, you must first complete a third party authorization form or the appropriate section of the Contract acknowledgement form.

The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Prior to the acceptance of any request, the caller will be asked by a customer service representative for his or her Contract number and social security number. In addition, telephone communications from a third party authorized to transact in an account will undergo reasonable procedures to confirm that instructions are genuine. The third party caller will be asked for his or her name, company affiliation (if appropriate), the Contract number to which he or she is referring, and the social security number of the Contract Owner. All calls will be recorded, and this information will be verified with the Contract Owner's records prior to processing a transaction. Furthermore, all transactions performed by a customer service representative will be verified with the Contract Owner through a written confirmation statement. Neither the Company nor the Funds shall be liable for any loss, cost or expense for action on telephone instructions that are believed to be genuine in accordance with these procedures.

For information concerning Exchanges to and from the General Account Guaranteed Options, see "The General Account," at Appendix A.

FULL AND PARTIAL WITHDRAWALS

At any time before the Annuity Date and while the Annuitant is living, you may make a partial or full withdrawal of the Contract to receive all or part of the Surrender Value by sending a written request to our Administrative Offices. Full or partial withdrawals may only be made before the Annuity Date and all partial withdrawal requests must be for at least $500. The amount available for full or partial withdrawal is the Surrender Value at the end of the Valuation Period during which the written request for withdrawal is received. The Surrender Value is an amount equal to the Accumulated Value, adjusted to reflect any applicable Market Value Adjustment for amounts allocated to the Multi-Year Guaranteed Rate Option, less any early withdrawal charges for amounts allocated to the One-Year Guaranteed Rate Option, less any amount allocated to the Guaranteed Equity Option, less any Premium Taxes incurred but not yet deducted. The withdrawal amount may be paid in a lump sum to you, or if elected, all or any part may be paid out under an Annuity Payment Option. (See "Annuity Payment Options," page 23).

You can make a withdrawal by sending the appropriate Company form to our Administrative Offices. You may not make any full or partial withdrawals from the Guaranteed Equity Option before the end of the guarantee period. Your proceeds will normally be processed and mailed to you within two Business Days after the receipt of the request but in no event will it be later than seven calendar days, subject to postponement in certain circumstances. (See "Deferment of Payment," page 22).

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. If, at the time the Contract Owner requests a full or partial withdrawal, he has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold 10% from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 24).

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, the total amount paid upon withdrawal of the Contract (taking into account any prior withdrawals) may be more or less than the total Net Purchase Payments made.

SYSTEMATIC WITHDRAWAL OPTION

You may choose to have a specified dollar amount provided to you on a regular basis from the portion of your Contract's Accumulated Value that is allocated to the Portfolios. By electing the Systematic Withdrawal Option, withdrawals may be made on a monthly, quarterly, semiannual or annual basis. The minimum amount for each withdrawal is $250.

This option may be elected by completing the Systematic Withdrawal Request Form. This form must be received by us at least 30 days prior to the date systematic withdrawals will begin. Each withdrawal will be processed on the day and at the frequency indicated on the Systematic Withdrawal Request Form. The start date for the systematic withdrawals must be between the first and twenty-eighth day of the month. You may discontinue the Systematic Withdrawal Option at any time by notifying us in writing at least 30 days prior to your next scheduled withdrawal date.

Like any other partial withdrawal, each systematic withdrawal is subject to taxes on earnings. If the owner has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold 10% from the taxable portion of the systematic withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 24.) You may wish to consult a tax adviser regarding any tax consequences that might result prior to electing the Systematic Withdrawal Option.

We reserve the right to discontinue offering the Systematic Withdrawal Option upon 30 days written notice. We also reserve the right to charge a fee for such service.

DOLLAR COST AVERAGING OPTION

If you have at least $5,000 of Accumulated Value in Fidelity Money Market, you may choose to have a specified dollar amount transferred from this Portfolio to other Portfolios in the Separate Account or to the General Account

Guaranteed Options on a monthly basis. The main objective of Dollar Cost Averaging is to shield your investment from short term price fluctuations. Since the same dollar amount is transferred to other Portfolios each month, more units are purchased in a Portfolio if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

This Dollar Cost Averaging Option may be elected on the customer order form or at a later date. The minimum amount that may be transferred each month into any Portfolio or General Account Guaranteed Option is $250. The maximum amount which may be transferred is equal to the Accumulated Value in Fidelity Money Market when elected, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. The dollar amount will be allocated to the Portfolios in the proportions you specify on the appropriate Company form, or, if none are specified, in accordance with your original investment allocation. If, on any transfer date, the Accumulated Value is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the option will end. You may change the transfer amount once each Contract Year, or cancel this option by sending the appropriate Company form to our Administrative Offices which must be received at least seven days before the next transfer date.

IRS-REQUIRED DISTRIBUTIONS

Prior to the Annuity Date, if you or, if applicable, a Joint Owner dies before the entire interest in the Contract is distributed, the value of the Contract must be distributed to the Owner's Designated Beneficiary (unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit) as described in this section so that the Contract qualifies as an annuity under the Code. If the death occurs on or after the Annuity Date, the remaining portions of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the death occurs before the Annuity Date, the entire interest in the Contract will be distributed within five years after date of death or be paid under an Annuity Payment Option under which payments will begin within one year of the Contract Owner's death and will be made for the life of the Owner's Designated Beneficiary or for a period not extending beyond the life expectancy of that beneficiary. The Owner's Designated Beneficiary is the person to whom ownership of the Contract passes by reason of death.

If any portion of the Contract Owner's interest is payable to (or for the benefit of) the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

MINIMUM BALANCE REQUIREMENT

We will transfer the balance in any Portfolio that falls below $250 (or $1,000 in the case of any General Account Guaranteed Option balance), due to a partial withdrawal or Exchange, to the remaining Portfolios held under that Contract on a pro rata basis. In the event that the entire value of the Contract falls below $1,000, you may be notified that the Accumulated Value of your account is below the Contract's minimum requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the Contract Owner. The full proceeds would be taxable as a withdrawal. We will not exercise this right with respect to Qualified Contracts.

DESIGNATION OF AN ANNUITANT'S BENEFICIARY

The Contract Owner may select one or more Annuitant's Beneficiaries and name them in the customer order form. Thereafter, while the Annuitant is living, the Contract Owner may change the Annuitant's Beneficiary by sending us the appropriate Company form. Such change will take effect on the date such form is signed by the Contract Owner but will not affect any payment made or other action taken before the Company acknowledges such form. You may also make the designation of Annuitant's Beneficiary irrevocable by sending us the appropriate Company form and obtaining approval from the Company. Changes in the Annuitant's Beneficiary may then be made only with the consent of the designated irrevocable Annuitant's Beneficiary.

If the Annuitant dies prior to the Annuity Date, the following will apply unless the Contract Owner has made other provisions.

  (a) If there is more than one Annuitant's Beneficiary, each will share in the Death Benefits equally;

  (b) If one or two or more Annuitant's Beneficiaries have already died, that share of the Death Benefit will be paid equally to the survivor(s);

  (c) If no Annuitant's Beneficiary is living, the proceeds will be paid to the Contract Owner;

  (d) If an Annuitant's Beneficiary dies at the same time as the Annuitant, the proceeds will be paid as though the Annuitant's Beneficiary had died first. If an Annuitant's Beneficiary dies within 15 days after the Annuitant's death and before the Company receives due proof of the Annuitant's death, proceeds will be paid as though the Annuitant's Beneficiary had died first.

If an Annuitant's Beneficiary who is receiving Annuity Payments dies, any remaining payments certain will be paid to that Annuitant's Beneficiary's named beneficiary(ies) when due. If no Annuitant's Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is the Annuitant, this right will pass to his or her estate. If a Life Annuity with Period Certain option was elected, and if the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid to the Annuitant's Beneficiary or your designated Payee.

DEATH OF ANNUITANT PRIOR TO ANNUITY DATE

If the Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Annuitant's Beneficiary. The Death Benefit is calculated and is payable upon receipt of due Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the Annuity Date. Upon receipt of this proof, the Death Benefit will be paid within seven days, or as soon thereafter as the Company has sufficient information about the Annuitant's Beneficiary to make the payment. The Annuitant's Beneficiary may receive the amount payable in a lump sum cash benefit or under one of the Annuity Payment Options.

The Death Benefit is the greater of:

  (1) The Accumulated Value on the date we receive due Proof of Death; or

  (2) The Adjusted Death Benefit.

During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

ANNUITY DATE

You may specify an Annuity Date, which can be no later than the first day of the month after the Annuitant's 85th birthday, without the Company's prior approval. The Annuity Date is the date that Annuity Payments are scheduled to commence under the Contract unless the Contract has been surrendered or an amount has been paid as proceeds to the designated Annuitant's Beneficiary prior to that date.

You may advance or defer the Annuity Date. However, the Annuity Date may not be advanced to a date prior to 30 days after the date of receipt of a written request or, without the Company's prior approval, deferred to a date beyond the first day of the month after the Annuitant's 85th birthday. The Annuity Date may only be changed by written request during the Annuitant's lifetime and must be made at least 30 days before the then-scheduled Annuity Date. The Annuity Date and Annuity Payment Options available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.

LUMP SUM PAYMENT OPTION

You may surrender the Contract at any time while the Annuitant is living and before the Annuity Date. The Surrender Value is equal to the Accumulated Value, adjusted for any Market Value Adjustment or other deductions applicable to amounts allocated to a General Account Guaranteed Option, less any amount allocated to the Guaranteed Equity Option, less any Premium Taxes incurred but not yet deducted.

ANNUITY PAYMENT OPTIONS

All Annuity Payment Options (except for the Designated Period Annuity Option) are offered as "Variable Annuity Options." This means that Annuity Payments, after the initial payment, will reflect the investment experience of the Portfolio or Portfolios you have chosen. All Annuity Payment Options are also offered as "Fixed Annuity Options." This means that the amount of each payment will be set on the Annuity Date and will not change. The following Annuity Payment Options are available under the Contract:

Life Annuity--Monthly Annuity Payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death.

Joint and Last Survivor Annuity--Monthly Annuity Payments are paid for the life of two Annuitants and thereafter for the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

Life Annuity with Period Certain--Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain of not less than 120, 180, or 240 months, as elected.

Installment or Unit Refund Life Annuity--Available as either a Fixed (Installment Refund) or Variable (Unit Refund) Annuity Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain determined by dividing the Accumulated Value by the first Annuity Payment.

Designated Period Annuity--Only available as a Fixed Annuity Option. Monthly Annuity Payments are paid for a Period Certain as elected, which may be from 10 to 30 years.

Before the Annuity Date and while the Annuitant is living, you may change the Annuity Payment Option by written request. The request for change must be made at least 30 days prior to the Annuity Date and is subject to the approval of the Company. If an Annuity Payment Option is chosen that depends on the continuation of the life of the Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment will generally be greater.

All or part of the Accumulated Value may be placed under one or more Annuity Payment Options. If Annuity Payments are to be paid under more than one option, the Company must be told what part of the Accumulated Value is to be paid under each option.

If at the time of any Annuity Payment you have not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portions of such Annuity Payment and remit that amount to the federal government.

In the event that an Annuity Payment Option is not selected, the Company will make monthly Annuity Payments that will go on for as long as the Annuitant lives (120 payments guaranteed) in accordance with the Life Annuity with Period Certain Option and the annuity benefit sections of the Contract. That portion of the Accumulated Value that has been held in a Portfolio prior to the Annuity Date will be applied under a Variable Annuity Option based on the performance of that Portfolio. Subject to approval by the Company, you may select any other Annuity Payment Option then being offered by the Company. All Fixed Annuity Payments and the initial Variable Annuity Payment are guaranteed to be not less than as provided by the Annuity Tables and the Annuity Payment Option elected by the Contract Owner. The minimum payment, however, is $100. If the Accumulated Value is less than $5,000, or less than $2,000 for Texas Contract Owners, the Company has the right to pay that amount in a lump sum. From time to time, the Company may require proof that the Annuitant or Contract Owner is living. Annuity Payment Options are not available to: (1) an assignee; or (2) any other than a natural person, except with the consent of the Company.

We may, at the time of election of an Annuity Payment Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables found in the Contract.

The value of Variable Annuity Payments will reflect the investment experience of the chosen Portfolio. Only one Variable Annuity Option may be chosen from among those made available by the Company for each Portfolio. The Annuity Tables, which are contained in the Contract and are used to calculate the value of the initial Variable Annuity Payment, are based on an assumed interest rate of 4%. If the actual net investment experience exactly equals the assumed interest rate, then the Variable Annuity Payments will remain the same (equal to the first Annuity Payment). However, if actual investment experience exceeds the assumed interest rate, the Variable Annuity Payments will increase; conversely, they will decrease if the actual experience is lower. The method of computation of Variable Annuity Payments is described in more detail in the Statement of Additional Information.

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

After the Annuity Date, you may change the Portfolio funding the Variable Annuity Payments on the appropriate Company form or by calling our Administrative Offices at 1-800-866-6007.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum Death Benefit due from the Separate Account will occur within seven days from the date the election becomes effective except that the Company may be permitted to defer such payment if:
(1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted; or
(2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Contract Owners.

As to amounts allocated to the General Account, we may, at any time, defer payment of the Surrender Value for up to six months after we receive a request for it. We will allow interest of at least 4% annually on any Surrender Value payment derived from the General Account that we defer 30 days or more.

                           FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The ultimate effect of federal income taxes on the amounts paid for the Contract, on the investment return on assets held under a Contract, on Annuity Payments, and on the economic benefits to the Contract Owner, Annuitant or Annuitant's Beneficiary, depends on the terms of the Contract, the Company's tax status and upon the tax status of the individuals concerned. The following discussion is general in nature and is not intended as tax advice. You should consult a tax adviser regarding the tax consequences of purchasing a Contract. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury regulations or the current interpretations by the Internal Revenue Service. We reserve the right to make uniform changes in the Contract to the extent necessary to continue to qualify the Contract as an annuity. For a discussion of federal income taxes as they relate to the Funds, please see the accompanying Prospectuses for the Funds.

TAXATION OF ANNUITIES IN GENERAL

Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under it. However, under certain circumstances, the increase in value may be subject to current federal income tax. (See "Contracts Owned by Non-Natural Persons," page 26 and
"Diversification Standards," page 27).

Section 72 provides that the proceeds of a full or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract," as that term is defined in the Code. The "investment in the Contract" can generally be described as the cost of the Contract, and generally constitutes all Purchase Payments paid for the Contract less any amounts received under the Contract that are excluded from the individual's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

Upon receipt of a full or partial withdrawal or an Annuity Payment under the Contract, you will be taxed if the value of the Contract exceeds the investment in the Contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates. Partial withdrawals are generally taken out of earnings first and then purchase payments.

For Fixed Annuity Payments, in general, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income tax rates. For Variable Annuity Payments, in general, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed at ordinary income tax rates. Once the excludible portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.

Withholding of federal income taxes on all distributions is required unless the recipient elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, taxes will be withheld on distributions to non-resident aliens at a 30% flat rate unless an exemption from withholding applies under the applicable tax treaty.

With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. However, the penalty tax will not apply to withdrawals (i) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, the death of the Annuitant, who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts; (ii) attributable to the taxpayer's becoming disabled within the meaning of Code Section 72(m)(7); (iii) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary;
(iv) from a qualified plan (note, however, other penalties may apply); (v) under a qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract as defined in Section 72(u)(4); (vii) allocable to the investment in the Contract prior to August 14, 1982; or (viii) that are purchased by an employer on termination of certain types of qualified plans and that are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under Qualified Contracts.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iii) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

DISTRIBUTION-AT-DEATH RULES

In order to be treated as an annuity contract, a Contract must generally provide the following two distribution rules: (a) if any Contract Owner dies on or after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as quickly as the method in effect on the Contract Owner's death; and (b) if any Contract Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. To the extent such interest is payable to the Owner's Designated Beneficiary, however, such interests may be annuitized over the life of that Owner's Designated Beneficiary or over a period not extending beyond the life expectancy of that Owner's Designated Beneficiary, so long as distributions commence within one year after the Contract Owner's death. If the Owner's Designated Beneficiary is the spouse of the Contract Owner, the Contract (together with the deferral on tax on the accrued and future income thereunder) may be continued unchanged in the name of the spouse as Contract Owner. The term Owner's Designated Beneficiary means the natural person named by the Contract Owner as a beneficiary and to whom ownership of the Contract passes by reason of the Contract Owner's death (unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit).

If the Contract Owner is not an individual, the death of the "primary Annuitant" (as defined under the Code) is treated as the death of the Contract Owner. The primary Annuitant is the individual who is of primary importance in affecting the timing or the amount of payout under a Contract. In addition, when the Contract Owner is not an individual, a change in the primary Annuitant is treated as the death of the Contract Owner. Finally, in the case of joint Contract Owners, the distribution will be required at the death of the first of the Contract Owners.

TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract to the Contract Owner at the time of such transfer. The investment in the Contract of the transferee will be increased by any amount included in the Contract Owner's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code Section 1041(a).

CONTRACTS OWNED BY NON-NATURAL PERSONS

Where the Contract is held by a non-natural person (for example, a corporation), the Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is includible in taxable income each year. The rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. If an employer is the nominal owner of a Contract, and the beneficial owners are employees, then the Contract is not treated as being held by a non-natural person. The rule also does not apply where the Contract is acquired by the estate of a decedent, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity, as defined under Section 72(u)(4) of the Code.

ASSIGNMENTS

A transfer of ownership of a Contract, a collateral assignment or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant or beneficiary that are not discussed herein. A Contract Owner contemplating such a transfer or assignment of a Contract should contact a tax adviser with respect to the potential tax effects of such a transaction.

MULTIPLE CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer's gross income. Thus, any amount received under any Contract prior to the Contract's Annuity Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. The aggregation rules do not apply to immediate annuities as defined under Section 72(u)(4) of the Code. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts.

DIVERSIFICATION STANDARDS

To comply with certain diversification regulations (the "Regulations") under Code Section 817(h), after a start up period, the Separate Account will be required to diversify its investments. The Regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of the Separate Account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolios in which each such division invests. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality will be treated as a separate issuer for purposes of those limitations.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or ruling are issued, the Contracts may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contracts, as necessary, to prevent the Contract Owner from being considered the owner of assets of the Separate Account.

We intend to comply with the Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

403(B) CONTRACTS

Contracts will be offered in connection with retirement plans adopted by public school systems and certain tax-exempt organizations (Code Section 501(c)(3) organizations) for their employees under Section 403(b) of the Code; except, as discussed below and subject to any conditions in an employer's plan, a Contract used in connection with a Section 403(b) Plan offers the same benefits and is subject to the same charges described in this Prospectus.

The Code imposes a maximum limit on annual Purchase Payments which may be excluded from your gross income. Such limit must be calculated in accordance with Sections 403(b), 415 and 402(g) of the Code. In addition, Purchase Payments will be excluded from your gross income only if the 403(b) Plan meets certain Code non-discrimination requirements.

Under your 403(b) Contract, you may borrow against your Contract's Surrender Value after the first Contract Year. No additional loans will be extended until prior loan balances are paid in full. The loan amount must be at least $1,000 and your Contract must have a minimum vested Accumulated Value of $2,000. The loan amount may not exceed the lesser of (a) or (b), where (a) is 50% of the Contract's vested Accumulated Value on the date on which the loan is made, and (b) is $50,000 reduced by the excess, if any, of the highest outstanding balance of loans during the one-year period ending on the day before the current loan is made over the outstanding balance of loans on the date the current loan is made. If you are married, your spouse must consent in writing to a loan request. This consent must be given within the 90-day period before the loan is to be made.

On the first Business Day of each calendar month, the Company will determine a loan interest rate. The loan interest rate for the calendar month in which the loan is effective will apply for one year from the loan effective date. Annually on the anniversary of the loan effective date, the rate will be adjusted to equal the loan interest rate determined for the month in which the loan anniversary occurs.

Principal and interest on loans must be repaid in substantially level payments, not less frequently than quarterly over a five year term except for certain loans for the purchase of a principal residence. If the loan interest rate is adjusted, future payments will be adjusted so that the outstanding loan balance is amortized in equal quarterly installments over the remaining term. A $40 processing fee is charged for each loan. The remainder of each repayment will be credited to the individual account.

If a loan payment is not made when due, interest will continue to accrue. The defaulted payment plus accrued interest will be deducted from any future distributions under the Contract and paid to us. Any loan payment which is not made when due, plus interest, will be treated as a distribution, as permitted by law. The loan payment may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. When a loan is made, unless instructed to the contrary by the Annuitant, the number of Accumulation Units equal to the loan amount will be withdrawn from the individual account and placed in the Collateral Fixed Account. Accumulation Units taken from the individual account to provide a loan do not participate in the investment experience of the related Portfolios or the guarantees of the General Account Guaranteed Options. The loan amount will be withdrawn on a pro rata basis first from the Portfolios to which Accumulated Value has been allocated, and if that amount is insufficient, collateral will then be transferred from the General Account Guaranteed Options--except the Guaranteed Equity Option. As with any withdrawal, Market Value Adjustments or other deductions applicable to amounts allocated to General Account Guaranteed Options may be applied and no amounts may be withdrawn from the Guaranteed Equity Option. Until the loan is repaid in full, that portion of the Collateral Fixed Account shall be credited with interest at a rate of 2% less than the loan interest rate applicable to the loan--however, the interest rate credited will never be less than the General Account Guaranteed Option's guaranteed rate of 3%.

A bill in the amount of the quarterly principal and interest will be mailed directly to you in advance of the payment due date. The initial quarterly repayment will be due three months from the loan date. The loan date will be the date that the Company receives the loan request form in good order. Payment is due within 30 calendar days after the due date. Subsequent quarterly installments are based on the first due date.

When repayment of principal is made, Accumulation Units will be reallocated on a current value basis among the same investment Portfolios and/or General Account Guaranteed Options and in the same proportion as when the loan was initially made, unless the Annuitant specifies otherwise. If a repayment in excess of a billed amount is received, the excess will be applied towards the principal portion of the outstanding loan. Payments received which are less than the billed amount will not be accepted and will be returned to you.

If a partial surrender is taken from your individual account due to nonpayment of a billed quarterly installment, the date of the surrender will be the first business day following the 30 calendar day period in which the repayment was due.

Prepayment of the entire loan is allowed. At the time of prepayment, the Company will bill you for any accrued interest. The Company will consider the loan paid when the loan balance and accrued interest are paid.

If the individual account is surrendered or if the Annuitant dies with an outstanding loan balance, the outstanding loan balance and accrued interest will be deducted from the Surrender Value or the Death Benefit, respectively. If the individual account is surrendered, with an outstanding loan balance, due to the Contract Owner's death or the election of an Annuity Payment Option, the outstanding loan balance and accrued interest will be deducted.

The Company may require that any outstanding loan be paid if the individual account value falls below an amount equal to 25% of total loans outstanding.

The Code requires the aggregation of all loans made to an individual employee under a single employer-sponsored 403(b) Plan. However, since the Company has no information concerning the outstanding loans that you may have with other companies, it will only use the information available under Contracts issued by the Company.

The Code imposes restrictions on full or partial surrenders from 403(b) individual accounts attributable to Purchase Payments under a salary reduction agreement and to any earnings on the entire 403(b) individual account credited on and after January 1, 1989. Surrenders of these amounts are allowed only if the Contract Owner (a) has died, (b) has become disabled, as defined in the Code, (c) has attained age 59 1/2, or (d) has separated from service. Surrenders are also allowed if the Contract Owner can show "hardship," as defined by the Internal Revenue Service, but the surrender is limited to the lesser of Purchase Payments made on or after January 1, 1989 or the amount necessary to relieve the hardship. Even if a surrender is permitted under these provisions, a 10% federal tax penalty may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions. (See "Taxation of Annuities in General," page
23).

Under the Code, you may request a full or partial surrender of an amount equal to the individual account cash value as of December 31, 1988 (the "grandfathered" amount), subject to the terms of the 403(b) Plan. Although the Code surrender restrictions do not apply to this amount, a 10% federal penalty tax may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions (See "Taxation of Annuities in General," page 23).

The Company believes that the Code surrender restrictions do not apply to tax-free transfers pursuant to Revenue Ruling 90-24. The Company further believes that the surrender restrictions will not apply to any "grandfathered" amount transferred pursuant to Revenue Ruling 90-24 into another 403(b) Contract.

                              GENERAL INFORMATION

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Funds, or of another registered, open-end management investment company, if the shares of the Portfolios are no longer available for investment, or, if in the Company's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Contract Owner's interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

New Portfolios may be established at the discretion of the Company. Any new Portfolios will be made available to existing Contract Owners on a basis to be determined by the Company. The Company may also eliminate one or more Portfolios if marketing, tax, investment or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

VOTING RIGHTS

The Funds do not hold regular meetings of shareholders. The Directors/Trustees of each Fund may call special meetings of shareholders as may be required by the 1940 Act or other applicable law. To the extent required by law, the Portfolio shares held in the Separate Account will be voted by the Company at shareholder meetings of each Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. Fund shares as to which no timely instructions are received or shares held by the Company as to which Contract Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

The number of votes that are available to a Contract Owner will be calculated separately for each Portfolio. That number will be determined by applying his or her percentage interest, if any, in a particular Portfolio to the total number of votes attributable to the Portfolio.

Prior to the Annuity Date, a Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Annuity Date, the person receiving Annuity Payments has the voting interest. The number of votes after the Annuity Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Annuity Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the corresponding Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by such Fund.

AUDITORS

Ernst & Young LLP serves as independent auditors for the Separate Account and the Company and will audit their financial statements annually.

LEGAL MATTERS

Jorden Burt Berenson & Johnson LLP of Washington, D.C., has provided legal advice relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of Missouri law pertaining to the validity of the Contract and the Company's right to issue such Contracts have been passed upon by Kimberly A. Scouller, Esquire, on behalf of the Company.

          TABLE OF CONTENTS FOR THE PROVIDIAN MARQUEE VARIABLE ANNUITY

            AND THE PROVIDIAN MARQUEE VARIABLE ANNUITY A-UNITS

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE

THE CONTRACTS.............................................................2
  Computation of Variable Annuity Income Payments............................2
  Exchanges..................................................................3
  Exceptions to Charges and to Transaction or Balance Requirements...........3
GENERAL MATTERS................................................................3
  Non-Participating..........................................................3
  Misstatement of Age or Sex.................................................3
  Assignment.................................................................4
  Annuity Data...............................................................4
  Annual Statement...........................................................4
  Incontestability...........................................................4
  Ownership..................................................................4
PERFORMANCE INFORMATION........................................................4
  Money Market Subaccount Yields.............................................5
  30-Day Yield for Non-Money Market Subaccounts..............................5
  Standardized Average Annual Total Return for Market Subaccounts............5
ADDITIONAL PERFORMANCE MEASURES................................................7
  Non-Standardized Actual Total Return and Non-Standardized Actual Average
  Annual Total Return........................................................7
  Non-Standardized Total Return Year-to-Date................................10
  Non-Standardized One Year Return..........................................11
  Non-Standardized Hypothetical Total Return and Non-Standardized
  Hypothetical Average Annual Total  Return.................................12
  Individualized Computer Generated Illustrations...........................32
PERFORMANCE COMPARISONS.......................................................32
SAFEKEEPING OF ACCOUNT ASSETS.................................................34
THE COMPANY...................................................................34
STATE REGULATION..............................................................34
RECORDS AND REPORTS...........................................................35
DISTRIBUTION OF THE CONTRACTS.................................................35
LEGAL PROCEEDINGS.............................................................35
OTHER INFORMATION.............................................................35
FINANCIAL STATEMENTS..........................................................35
  Audited Financial Statements..............................................35

                                  APPENDIX A

THE GENERAL ACCOUNT

Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 ("1933 Act"), nor under the 1940 Act. Thus, neither our General Account, nor any interest therein are generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the Company has been advised that the staff of the SEC has not reviewed the disclosure in this Appendix relating to the General Account. These disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Note: The General Account Guaranteed Options, or certain of them, are currently available for sale in most, but not all, states. Please check with your sales representative for details of the availability of these features before purchasing.

Note: The following descriptions of the General Account Guaranteed Options apply to Contracts issued on or after May 1, 1997. Contract Holders with Contracts issued before that date should refer to the discussion of the General Account Guaranteed Options in the prospectus which preceded or accompanied their purchase of the Contract.

The General Account contains all of the assets of the Company other than those in the separate accounts we establish. The Company has sole discretion to invest the assets of the General Account, subject to applicable law. Allocation of any amounts to the General Account does not entitle you to share directly in the investment experience of these assets.

There are three fixed options under the General Account: the One-Year Guaranteed Rate Option, the Multi-Year Guaranteed Rate Option, and the Guaranteed Equity Option, each described below:

                                  PART 1

If your state of issue is any state other than DC, IN, MD, MA, OK, PA, TX or VA, this Part 1 describes the General Account Guaranteed Options applicable to your Contract. Check with your sales representative for additional details regarding availability. For other states, please see Part 2 to this Appendix.

                       ---

                     One-Year Guaranteed Rate Option

You may allocate your Accumulated Value to this option at any time. Any allocations you make to the one-year guarantee period must be at least $1,000 and you must maintain a minimum balance of $1,000 in each one-year guarantee period. The Accumulated Value you allocate under this option earns interest at a rate declared by the Company at the time your allocation is made with a guarantee that the Accumulated Value in this General Account Guaranteed Option will not be less than the amounts allocated, plus 3% annually.

You may allocate any or all of your Accumulated Value from this General Account Guaranteed Option to any of the Subaccounts or other General Account Guaranteed Options at any time before the end of the one-year guarantee period. However, for any amounts so transferred and for full and partial withdrawals of amounts allocated to this General Account Guaranteed Option prior to the end of the one-year guarantee period, we will deduct an amount equal to the interest earned on the amount transferred or withdrawn during the previous 90 days at the applicable one-year rate, subject to a guarantee that any amounts allocated to this General Account Guaranteed Option will earn interest of at least 3% annually.

If you have more than one allocation in this option, you may choose which allocation or allocations any exchanges or surrenders are to be made from. If you do not specify which allocation or allocations to take the exchanges or surrenders from, we will first take from the allocation with the shortest time remaining until the end of its guarantee period and then from the allocation or allocations with the next shortest time remaining until the amount of the exchange or withdrawal is reached.

At the end of the one-year guarantee period, you may, without loss of interest, elect to transfer all or part of your Accumulated Value under this option to any of the Subaccounts or transfer to another General Account Guaranteed Option or renew your participation in this option. Notice of such an election must be provided to the Company by phone or in writing no later than 10 days after the end of the one-year guarantee period (and each subsequent one-year guarantee period). If no such election is made, your Accumulated Value will automatically be renewed under this option for the next one-year guarantee period.

                    Multi-Year Guaranteed Rate Option

You may allocate your Accumulated Value to this option at any time. You may select any guarantee period then offered. The Company currently expects to offer guarantee periods of two to ten years, inclusive but reserves the right to change such offerings in its discretion. Any allocations you make to a guarantee period must be at least $1,000 and you must maintain a minimum balance of $1,000 in each guarantee period. The Accumulated Value you allocate under this option earns interest at a rate declared by the Company applicable to the guarantee period you select at the time your allocation is made with a guarantee that the Accumulated Value in this General Account Guaranteed Option will not be less than the amount initially allocated, plus 3%, compounded annually.

You may allocate any or all of your Accumulated Value from this General Account Guaranteed Option to any of the Subaccounts or other General Account Guaranteed Options at any time before the end of the selected guarantee period. However, for any amounts so transferred we will apply a Market Value Adjustment (as described below) against such amounts. For full and partial withdrawals of amounts allocated to this General Account Guaranteed Option prior to the end of the selected guarantee period, we will apply a Market Value Adjustment (as described below) against such amounts withdrawn.

The Market Value Adjustment ("MVA") Factor for the Multi-Year Guaranteed Rate Option will be as follows:

                                  N X (B--E)
                                   12

where N = the number of months left in the guarantee period at the time of the transfer or surrender (including any partial months which will count as full months for purposes of this calculation).

  B = the interest rate in effect for the applicable guarantee period which was declared on the date of the applicable allocation.

  E = the constant maturity Treasury rate for the duration equal to that of the applicable guarantee period (or, if not published, the published constant maturity rate of the next longest maturity).

The MVA is applied to the Accumulated Value in order to determine the net amount of the transfer or surrender under this option. Generally, if the declared interest rate at the beginning of the guarantee period is lower than the applicable constant maturity Treasury rate prevailing at the time of the transfer or surrender, then the application of the MVA will result in a lower payment upon transfer or surrender. Similarly, if the declared rate at the beginning of the guarantee period is higher than the prevailing applicable constant maturity Treasury rate at the time of transfer or surrender, then the application of the MVA will result in a higher payment upon transfer or surrender.

The following is an example of how your Accumulated Value under the Multi-Year Guaranteed Rate Option with a five-year guarantee period is affected by a positive Market Value Adjustment:

Assume an initial allocation of $100,000 when the declared interest rate of a five-year guarantee period is 8%. At the end of 12 months, your Accumulated Value is $108,000. Assume also you surrender at the end of one year with 48 months of the guarantee period remaining and the five-year constant maturity Treasury rate is 7%.

  Accumulated Value = $108,000

     MVA Factor = 48 X 08 - .07 = 4 X .01 = .04
                 12

      Adjustment = $108,000 x .04 = $4,320

                = $108,000 + $4,320 = $112,320 = Net amount of transfer or surrender

The following is an example of how your Accumulated Value under the Multi-Year Guaranteed Rate Option with a five year guarantee period is affected by a negative Market Value Adjustment:

Assume an initial allocation of $100,000 when the declared interest rate for a five-year guarantee period is 8%. At the end of 12 months, your Accumulated Value is $108,000. Assume also you surrender at the end of one year with 48 months remaining in the guarantee period and the five-year constant maturity Treasury rate is 9%.

  Accumulated Value = $108,000

     MVA Factor = 48 X 08 - .09 = 4 X -.01 = -.04
                 12

      Adjustment = $108,000 x -.04 = -$4,320

                = $108,000 - $4,320 = $103,680 = Net amount of transfer or surrender

Notwithstanding application of a negative Market Value Adjustment, any Net Purchase Payments allocated to this General Account Guaranteed Option will earn interest of at least 3%, compounded annually.

If you have more than one allocation in this option, you may choose which allocation or allocations any exchanges or surrenders are to be made from. If you do not specify which allocation or allocations to take the exchanges or surrenders from, we will first take from the allocation with the shortest time remaining until the end of its guarantee period and then from the allocation or allocations with the next shortest time remaining until the amount of the exchange or withdrawal is reached.

At the end of the selected guarantee period and within a ten-day period starting on the first day of any automatic renewal (as described below), you may, without loss of interest, elect to transfer any or all of your Accumulated Value under this option to any of the Subaccounts or transfer to another General Account Guaranteed Option or renew your participation in this option for any guarantee period then available whose ending date is not later than the Annuity Date at a rate the Company declares at the time of renewal. Such election may also be provided in writing to the Company before the end of the guarantee period (and each subsequent guarantee period). If no election is made, your Accumulated Value will automatically be renewed under this option for another guarantee period of the same duration as the one just ended at a rate we declare at the time of the renewal. In cases where such a renewal would result in a guarantee period whose ending date is later than the Annuity Date, we will transfer the value of that allocation to the Federated Money Market Portfolio.

                         Guaranteed Equity Option

You may allocate your Accumulated Value to this option as of the first business day of each month. Any allocations you make must be at least $1,000.

On the date you make an allocation to this option the Company will declare: (a) the duration of the guarantee period applicable to the allocation; (b) the duration of the Averaging Period and (c) the Participation Rate. (The Averaging Period and the Participation Rate are described below.) Each allocation will have its own guarantee period, Averaging Period and Participation Rate.

During the guarantee period applicable to Accumulated Value allocated to this option, the Company will credit interest at a guaranteed annual effective rate of 3%, compounded annually. At the end of the guarantee period we will credit additional interest in an amount equal to the amount by which (x) exceeds (y), where (x) equals a declared portion of the percentage change in the S&P 500 Composite Stock Price Index ("S&P 500 Index") from its value on the date Accumulated Value is allocated to a value determined at the end of the guarantee period multiplied by the amount allocated (all calculated as described below); and (y) equals the total amount of interest credited during the guarantee period.

The amount (x) in the preceding paragraph is equal to the amount allocated to the applicable guarantee period multiplied by the following factor:

                     PR x [(EV//SV)-1]

where PR = the Participation Rate;

   EV= the average closing values of the S&P 500 Index on the last business day of each month during the Averaging Period; and

   SV = the closing value of the S&P 500 Index on the date Accumulated Value is allocated to this option.

The "Participation Rate" is the rate at which you participate in the percentage change of the S&P 500 Index for an allocation as used in the calculation above. It will be declared by the Company with respect to each allocation to this option. In no event will the Participation Rate be less than 0%.

The "Averaging Period" is the number of months prior to the end of an allocation's guarantee period that we will use to determine the ending value of the S&P 500 Index for that allocation's guarantee period for purposes of this option as used in the calculation above. It will be declared by the Company with respect to each allocation to this option. In no event will the Averaging Period be less than one.

("S&P" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Company.)

THIS OPTION IS ILLIQUID FOR THE ENTIRE GUARANTEE PERIOD AND, ACCORDINGLY, DOES NOT PERMIT ANY EXCHANGES OR REALLOCATIONS OF ACCUMULATED VALUE TO THE SUBACCOUNTS OR OTHER GENERAL ACCOUNT GUARANTEED OPTIONS OR FULL OR PARTIAL WITHDRAWALS DURING SUCH GUARANTEE PERIOD. However, during such guarantee period, the Accumulated Value allocated under this option may be annuitized under any of the Annuity Payment Options.

(The S&P 500 Index is a stock price index. Its composition and calculation does not include dividends, if any, paid upon component stocks of the index nor reinvestment, if any, or such dividends.)

At the end of the guarantee period, you may, without loss of earnings, elect to transfer all or part of your Accumulated Value under this option to any of the Subaccounts, transfer into another General Account Guaranteed Option or renew your participation in this option. Such election must be received by the Company no later than 30 days prior to the end of the guarantee period. If no election is received, your Accumulated Value will automatically be transferred to the Federated Prime Money Portfolio.

                                  PART 2

If your state of issue is DC, IN, MD, MA, OK, PA, TX or VA, this Part 2 describes the General Account Guaranteed Options applicable to your Contract. Check with your sales representative for additional details regarding availability. For other states, please see Part 1 to this Appendix.

                     One-Year Guaranteed Rate Option

Note: In certain marketing and customer communication materials, including the customer order form and Contract, the One-Year Guaranteed Rate Option may be titled the "One-Year Guaranteed Index Rate Option" and this term is used in the description below.

You may allocate your Accumulated Value to this option at any time. The Accumulated Value you allocate under this option earns interest equal to 90% of the one-year constant maturity Treasury rate at the time your allocation is made with a guarantee that the Accumulated Value in this General Account Guaranteed Option will not be less than the amounts allocated, plus 3%, compounded annually.

You may allocate any or all of your Accumulated Value from this General Account Guaranteed Option to any of the Subaccounts or other General Account Guaranteed Options at any time before the end of the one-year guarantee period. However, for any amounts so transferred we will deduct an amount equal to the interest the transferred value earned over the previous 90 days at the applicable one-year rate. For full and partial withdrawals of amounts allocated to this General Account Guaranteed Option prior to the end of the one-year guarantee period, we will deduct an amount equal to the interest earned on the amount withdrawn during the previous 90 days at the applicable one-year rate subject to a guarantee that any amounts allocated to this General Account Guaranteed Option will earn interest of at least 3% compounded annually.

At the end of the one-year guarantee period, you may, without loss of interest, elect to transfer all or part of your Accumulated Value under this option to any of the Subaccounts or transfer to another General Account Guaranteed Option or renew your participation in this option. Notice of such an election must be provided to the Company no later than 15 days after the end of the one-year guarantee period (and each subsequent one-year guarantee period). If no such election is made, your Accumulated Value will automatically be renewed under this option for the next one-year guarantee period.

                    Multi-Year Guaranteed Rate Option

Note: In certain marketing and customer communication materials, including the customer order form and Contract, the Multi-Year Guaranteed Rate Option may be titled the "Five-Year Guaranteed Index Rate Option" and this term is used in the description below.

You may allocate your Accumulated Value to this option at any time. The only available guarantee period is five-years. The Accumulated Value you allocate under this option earns interest equal to 100% of the five-year constant maturity Treasury rate at the time your allocation is made with a guarantee that the Accumulated Value in this General Account Guaranteed Option will not be less than the amount initially allocated, plus 3%, compounded annually.

You may allocate any or all of your Accumulated Value from this General Account Guaranteed Option to any of the Subaccounts or other General Account Guaranteed Options at any time before the end of the five-year guarantee period. However, for any amounts so transferred we will apply a Market Value Adjustment (as described below) against such amounts. For full and partial withdrawals of amounts allocated to this General Account Guaranteed Option prior to the end of the five-year guarantee period, we will apply a Market Value Adjustment (as described below) against such amounts withdrawn.

The Market Value Adjustment ("MVA") Factor for the Five-Year Guaranteed Index Rate Option will be as follows:

                         N                       X                                      (B - E)
                        ---                                                             -------
                        12                                                               1 + E

where N

   = the number of months left in the five-year guarantee period at the time of the transfer or surrender (including any partial months which will count as full months for purposes of this calculation);

B

   = the applicable five-year constant maturity Treasury rate at the beginning of the five-year guarantee period; and

E

   = the applicable five-year constant maturity Treasury rate at the time of the transfer or surrender.

The MVA is applied to the Accumulated Value in order to determine the net amount of the transfer or surrender under this option. Generally, if the five-year constant maturity Treasury rate at the beginning of the five-year guarantee period is lower than the five-year constant maturity Treasury rate prevailing at the time of the transfer or surrender, then the application of the MVA will result in a lower payment upon transfer or surrender. Similarly, if the five-year constant maturity Treasury rate at the beginning of the five-year guarantee period is higher than the prevailing five-year constant maturity Treasury rate at the time of transfer or surrender, then the application of the MVA will result in a higher payment upon transfer or surrender.

The following is an example of how your Accumulated Value under the Five-Year Guaranteed Index Rate Option is affected by a positive Market Value Adjustment:

Assume an initial allocation of $100,000 when the five-year constant maturity Treasury rate is 8%. At the end of 12 months, your Accumulated Value is $108,000. Assume also you surrender at the end of one year with 48 months of the guarantee period remaining and the five-year constant maturity Treasury rate is 7%.

  Accumulated Value = $108,000

  MVA Factor = 48 X .08 - .07 = 4 X .00935 = .0374
             12    1 + .07

   Adjustment = $108,000 X .0374 = $4,039

           = $108,000 + $4,039 = $112,039 = Net amount of transfer or surrender

The following is an example of how your Accumulated Value under the Five-Year Guaranteed Index Rate Option is affected by a negative Market Value Adjustment:

Assume an initial allocation of $100,000 when the five-year constant maturity Treasury rate is 8%. At the end of 12 months, your Accumulated Value is $108,000. Assume also you surrender at the end of one year with 48 months remaining in the guarantee period and the five-year constant maturity Treasury rate is 9%.

  Accumulated Value = $108,000

  MVA Factor = 48 X .08 - .09 = 4 X -.00917 = -.0367
             12    1 + .09

   Adjustment = $108,000 X -.0367 = -$3,964

           = $108,000 - $3,964 = $104,036 = Net amount of transfer or surrender.

Notwithstanding application of a negative Market Value Adjustment under the Five-Year Guaranteed Index Rate Option, any Net Purchase Payments allocated to this General Account Guaranteed Option will earn interest of at least 3%, compounded annually.

At the end of the five-year guarantee period, you may, without loss of interest, elect to transfer any or all of your Accumulated Value under this option to any of the Subaccounts or transfer to another General Account Guaranteed Option or renew your participation in this option. Such election must be provided to the Company before the end of the five-year guarantee period (and each subsequent five-year guarantee period). If no election is made, your Accumulated Value will automatically be renewed under this option for the next five-year guarantee period.

                         Guaranteed Equity Option

Note: In certain marketing and customer communication materials, including the customer order form and Contract, and the Guaranteed Equity Option may be titled the "Five-Year Guaranteed Equity Option" and this term is used in the description below.

You may allocate your Accumulated Value to this option as of the first business day of each month. During the five-year guarantee period applicable to Accumulated Value allocated to this option, we will credit interest at a guaranteed annual effective rate of 3%, compounded annually. At the end of the five-year guarantee period we will credit additional interest in an amount equal to the amount by which (a) exceeds (b), where: (a) equals the percentage change in the S&P 500(R) Composite Stock Price Index ("S&P 500(R) Index") from the date Accumulated Value is allocated to the end of the five-year guarantee period, multiplied by the amount allocated; and (b) equals the total amount of interest credited during the five-year guarantee period. ("S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Company.)

THIS OPTION IS ILLIQUID FOR THE ENTIRE FIVE-YEAR GUARANTEE PERIOD AND, ACCORDINGLY, DOES NOT PERMIT ANY EXCHANGES OR REALLOCATIONS OF ACCUMULATED VALUE TO THE SUBACCOUNTS OR OTHER GENERAL ACCOUNT GUARANTEED OPTIONS OR FULL OR PARTIAL WITHDRAWALS DURING SUCH FIVE-YEAR PERIOD. However, during such guarantee period, the Accumulated Value allocated under this option may be annuitized under any of the Annuity Payment Options.

At the end of the five-year guarantee period, you may, without loss of earnings, elect to transfer all or part of your Accumulated Value under this option to any of the Subaccounts, transfer into another General Account Guaranteed Option or renew your participation in this option. Such election must be received by the Company no later than 30 days prior to the end of the five-year guarantee period. If no election is received, your Accumulated Value will automatically be transferred to Fidelity Money Market. This option may not be available at all times.

              DISCLAIMER REGARDING STANDARD & POOR'S(R) 500 INDEX

  The Guaranteed Equity Option (the "GEO") is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to investors in the GEO or any member of the public regarding the advisability of investing in securities generally or in the GEO particularly or the ability of the S&P 500(R) Index to track general stock market performance. S&P's only relationship to Providian Life and Health Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index which is determined, composed and calculated by S&P without regard to Providian Life and Health Insurance Company or the GEO. S&P has no obligation to take the needs of Providian Life and Health Insurance Company or the investors in the GEO into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the timing of the issuance or sale, or quantities of the GEO or in the determination or calculation of the equation by which the GEO is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the GEO.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY, INVESTORS IN THE GEO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

        PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT V
                                  PROSPECTUS
                                    FOR THE
                      PROVIDIAN MARQUEE VARIABLE ANNUITY
                                  OFFERED BY
                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                          (A MISSOURI STOCK COMPANY)
                            ADMINISTRATIVE OFFICES
                                P.O. BOX 32700
                          LOUISVILLE, KENTUCKY 40232

The Providian Marquee variable annuity contract (the "Contract"), offered through Providian Life and Health Insurance Company (the "Company", "us", "we" or "our"), provides a vehicle for investing on a tax-deferred basis in 12 investment company Portfolios and our General Account. The Contract is an individual variable annuity contract and is intended for retirement savings or other long-term investment purposes.

The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000. The minimum initial Purchase Payment for Qualified Contracts is $2,000 (or $50 monthly by payroll deduction). The Contract is a flexible-premium deferred variable annuity that provides for a Right to Cancel Period of 10 days (30 days or more in some instances) plus a 5 day grace period to allow for mail delivery during which you may cancel your investment in the Contract.

Your Purchase Payments for the Contract may be allocated among 12 Subaccounts of Providian Life and Health Insurance Company's Separate Account V and three fixed options available under the Company's General Account. Assets of each Subaccount are invested in one of the following Portfolios (which are contained within six open-end, diversified investment companies):

                                      . T. Rowe Price Equity Income
      . Fidelity VIP Money Market       Portfolio
        Portfolio
                                      . T. Rowe Price New America Growth
      . Fidelity VIP Equity-Income      Portfolio
        Portfolio
                                      . T. Rowe Price International Stock
      . Fidelity VIP Growth Portfolio   Portfolio

                                      . OpCap Advisors Managed Portfolio
      . Fidelity VIP II Asset Manager . OpCap Advisors Small Cap
        Portfolio                       Portfolio
      . Dreyfus Growth and Income
        Portfolio                     . OpCap Advisors U.S. Government
      . Dreyfus Quality Bond Portfolio  Income Portfolio

Depending upon the state of issue and provisions of your Contract, your initial Net Purchase Payment(s) will, when your Contract is issued, either be
(i) invested in the Fidelity Money Market Portfolio during your Right to Cancel Period and/or invested immediately in your chosen Guaranteed Rate Options or (ii) invested immediately in your chosen Portfolios and fixed options (other than the Guaranteed Equity Option).

The Contract's Accumulated Value varies with the investment performance of the Portfolios you select. You bear all investment risk associated with the Portfolios. Investment results for your Contract are not guaranteed except to the extent a portion of the Accumulated Value is allocated to the General Account.

The Contract offers a number of ways of withdrawing monies at a future date, including a lump sum payment and several Annuity Payment Options. Full or partial withdrawals of the Contract's Surrender Value may be made at any time, although in many instances withdrawals made prior to age 59 1/2 are subject to a 10% penalty tax (and a portion may be subject to ordinary income taxes) and may be subject to a surrender charge of up to 6%. If you elect an Annuity Payment Option, Annuity Payments may be received on a fixed and/or variable basis. You also have significant flexibility in choosing the Annuity Date on which Annuity Payments begin.

Providian Marquee Contracts are offered in two versions with differing charge structures and features. THIS PROSPECTUS DESCRIBES ONLY THE STANDARD PROVIDIAN MARQUEE CONTRACT. Also available is an A Unit Contract which is offered only by an A Unit prospectus. For further information see "Alternate Contract Version" at page 7.

This Prospectus sets forth the information you should know before investing in the Contract. It must be accompanied by a current Prospectus for each Fund. Please read the Prospectuses carefully and retain them for future reference. A Statement of Additional Information for the Contract Prospectus, which has the same date as this Prospectus, has also been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available free by calling our Administrative Offices at 1-800-866-6007. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The Contract is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

              The date of this Prospectus is April 30, 1997.         FM-0979(B)

                               TABLE OF CONTENTS

                                                                           Page

GLOSSARY....................................................................   2
HIGHLIGHTS..................................................................   5
FEE TABLE...................................................................   8
Condensed Financial Information.............................................  10
Financial Statements........................................................  10
Performance Measures........................................................  10
Additional Performance Measures.............................................  11
Yield and Effective Yield...................................................  11
The Company and the Separate Account........................................  12
Variable Insurance Products Fund and Variable Insurance Products Fund II....  12
Dreyfus Variable Investment Fund............................................  12
T. Rowe Price Equity Series, Inc............................................  13
T. Rowe Price International Series, Inc.....................................  13
OCC Accumulation Trust......................................................  13
The Portfolios..............................................................  13
CONTRACT FEATURES...........................................................  15
  Right to Cancel Period....................................................  15
  Contract Purchase and Purchase Payments...................................  15
  Purchasing by Wire........................................................  15
  Allocation of Purchase Payments...........................................  16
  General Account Guaranteed Options........................................  16
  Charges and Deductions....................................................  16
  Accumulated Value.........................................................  18
  Exchanges Among the Portfolios............................................  19
  Full and Partial Withdrawals..............................................  19
  Systematic Withdrawal Option..............................................  20
  Dollar Cost Averaging Option..............................................  20
  IRS-Required Distributions................................................  21
  Minimum Balance Requirement...............................................  21
  Designation of an Annuitant's Beneficiary.................................  21
  Death of Annuitant Prior to Annuity Date..................................  22
  Annuity Date..............................................................  22
  Lump Sum Payment Option...................................................  22
  Annuity Payment Options...................................................  22
  Deferment of Payment......................................................  24
FEDERAL TAX CONSIDERATIONS..................................................  24
GENERAL INFORMATION.........................................................  28
APPENDIX A
  The General Account....................................................... A-1

                                   GLOSSARY

Accumulation Unit - A measure of your ownership interest in the Contract prior to the Annuity Date.

Accumulation Unit Value - The value of each Accumulation Unit which is calculated each Valuation Period.

Accumulated Value - The value of all amounts accumulated under the Contract prior to the Annuity Date.

Adjusted Death Benefit - The sum of all Net Purchase Payments made during the first six Contract Years, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

Annual Contract Fee - The $30 annual fee charged by the Company to cover the cost of administering each Contract. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount.

Annuitant - The person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

Annuitant's Beneficiary - The person(s) to whom any benefits are due upon the Annuitant's death prior to the Annuity Date.

Annuity Date - The date on which Annuity Payments begin. The Annuity Date is always the first day of the month you specify.

Annuity Payment - One of a series of payments made under an Annuity Payment Option.

Annuity Payment Option - One of several ways in which withdrawals from the Contract may be made. Under a Fixed Annuity Option (see "Annuity Payment Options," page 22), the dollar amount of each Annuity Payment does not change over time. Under a Variable Annuity Option (see "Annuity Payment Options," page 22), the dollar amount of each Annuity Payment may change over time, depending upon the investment experience of the Portfolio or Portfolios you choose. Annuity Payments are based on the Contract's Accumulated Value as of 10 Business Days prior to the Annuity Date.

Annuity Unit - Unit of measure used to calculate Variable Annuity Payments (see "Annuity Payment Options," page 22).

Annuity Unit Value - The value of each Annuity Unit which is calculated each Valuation Period.

Business Day - A day when the New York Stock Exchange is open for trading.

Company ("we", "us", "our") - Providian Life and Health Insurance Company, a Missouri stock company.

Contract Anniversary - Any anniversary of the Contract Date.

Contract Date - The date of issue of this Contract.

Contract Owner ("you", "your") - The person or persons designated as the Contract Owner in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, make permitted withdrawals and Exchanges among Subaccounts and Guaranteed Rate Options.

Contract Year - A period of 12 months starting with the Contract Date or any Contract Anniversary.

Death Benefit - The greater of the Contract's Accumulated Value on the date the Company receives due Proof of Death of the Annuitant or the Adjusted Death Benefit. If any portion of the Contract's Accumulated Value on the date we receive proof of the Annuitant's death is derived from the Multi-Year Guaranteed Rate Option, that portion of the Accumulated Value will be adjusted by a positive Market Value Adjustment Factor (see "Multi-Year Guaranteed Rate Option," at Appendix A), if applicable.

Exchange - One Exchange will be deemed to occur with each voluntary transfer from any Subaccount or General Account Guaranteed Option.

Funds - Each of (i) Variable Insurance Products Fund, (ii) Variable Insurance Products Fund II, (iii) Dreyfus Variable Investment Fund, (iv) T. Rowe Price Equity Series, Inc., (v) T. Rowe Price International Series, Inc. and (vi) OCC Accumulation Trust. The Separate Account invests in the Portfolios contained within the Funds. (See "The General Account," at Appendix A.)

General Account - The account which contains all of our assets other than those held in our separate accounts. (See "The General Account," at Appendix A.)

General Account Guaranteed Option - Any of the following three General Account options offered by your Contract and to which you may allocate your Net Purchase Payments: the One-Year Guaranteed Rate Option, the Multi-Year Guaranteed Rate Option and the Guaranteed Equity Option. The General Account Guaranteed Options are available for sale in most, but not all, states and the structure and characteristics of these options vary by state. (See "The General Account," at Appendix A.)

Guaranteed Rate Options - The One-Year Guaranteed Rate Option and the Multi-Year Guaranteed Rate Option.

Market Value Adjustment Factor - The formula applied to the Accumulated Value in order to determine the net amount of any transfer or surrender under the Multi-Year Guaranteed Rate Option. (See "Multi-Year Guaranteed Rate Option," at Appendix A.)

Net Purchase Payment - Any Purchase Payment less the Premium Tax, if any.

Non-Qualified Contract - Any Contract other than those described under the Qualified Contract reference in this Glossary.

Owner's Designated Beneficiary - The person to whom ownership of this Contract passes upon the Contract Owner's death, unless the Contract Owner was also the Annuitant - in which case the Annuitant's Beneficiary is entitled to the Death Benefit. (Note: this transfer of ownership to the Owner's Designated Beneficiary will generally not be subject to probate, but will be subject to estate and inheritance taxes. Consult with your tax and estate adviser to be sure which rules will apply to you.)

Payee - The Contract Owner, Annuitant, Annuitant's Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Portfolio - A separate investment portfolio of the Funds. The Funds currently offer 12 portfolios in the Providian Marquee variable annuity: the VIP Money Market Portfolio ("Fidelity Money Market"), the VIP Equity-Income Portfolio ("Fidelity Equity-Income") and the VIP Growth Portfolio ("Fidelity Growth") of Variable Insurance Products Fund; the VIP II Asset Manager Portfolio ("Fidelity Asset Manager") of Variable Insurance Products Fund II; the Dreyfus Growth and Income Portfolio ("Dreyfus Growth and Income") and the Dreyfus Quality Bond Portfolio ("Dreyfus Quality Bond") of Dreyfus Variable Investment Fund; the T. Rowe Price Equity Income Portfolio ("T. Rowe Price Equity Income") and the T. Rowe Price New America Growth Portfolio ("T. Rowe Price New America Growth") of
T. Rowe Price Equity Series, Inc.; the T. Rowe Price International Stock Portfolio ("T. Rowe Price International Stock") of T. Rowe Price International Series, Inc.; and the OpCap Advisors Managed Portfolio ("OpCap Advisors Managed"), the OpCap Advisors Small Cap Portfolio ("OpCap Advisors Small Cap") and the OpCap Advisors U.S. Government Income Portfolio ("OpCap Advisors U.S. Government Income") of OCC Accumulation Trust (each, a "Portfolio" and collectively, the "Portfolios"). In this Prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio.

Premium Tax - A regulatory tax that may be assessed by certain states on the Purchase Payments you make to this Contract. The amount which we must pay as Premium Tax will be deducted from each Purchase Payment or from your Accumulated Value as it is incurred by us.

Proof of Death - (a) A certified death certificate; (b) a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof of death satisfactory to the Company.

Purchase Payment - Any premium payment. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified Contracts); each additional Purchase Payment must be at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts. Purchase Payments may be made at any time prior to the Annuity Date as long as the Annuitant is living.

Qualified Contract - An annuity contract as defined under Sections 403(b) and 408(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Right to Cancel Period - The period during which the Contract can be canceled and treated as void from the Contract Date.

Separate Account - That portion of Providian Life and Health Insurance Company Separate Account V dedicated to the Contract. The Separate Account consists of assets that are segregated by Providian Life and Health Insurance Company and, for Contract Owners, invested in the Portfolios. The Separate Account is independent of the general assets of the Company.

Subaccount - That portion of the Separate Account that invests in shares of the Funds' Portfolios. Each Subaccount will only invest in a single Portfolio. The investment performance of each Subaccount is linked directly to the investment performance of one of the 12 Portfolios.

Surrender Value - The Accumulated Value, adjusted to reflect any applicable Market Value Adjustment (see "Multi-Year Guaranteed Rate Option," at Appendix
A) for amounts allocated to the Multi-Year Guaranteed Rate Option, less any early withdrawal charges for amounts allocated to the One-Year Guaranteed Rate Option, less any amount allocated to the Guaranteed Equity Option, less any applicable contingent deferred sales load (i.e., surrender charge) and any Premium Taxes incurred but not yet deducted.

Valuation Period - The relative performance of your Contract is measured by the Accumulation Unit Value. This value is calculated each Valuation Period. A Valuation Period is defined as the period of time between the close of business on one Business Day and the close of business on the following Business Day.

                                  HIGHLIGHTS

YOU CAN FIND DEFINITIONS OF IMPORTANT TERMS IN THE GLOSSARY (PAGE 2).

THE PROVIDIAN MARQUEE VARIABLE ANNUITY

The Contract provides a vehicle for investing on a tax-deferred basis in 12 investment company Portfolios offered by the Funds and three General Account Guaranteed Options offered by the Company. Monies may be subsequently withdrawn from the Contract either as a lump sum or as annuity income as permitted under the Contract. Accumulated Values and Annuity Payments depend on the investment experience of the selected Portfolios and/or the guarantees of the General Account Guaranteed Options. The investment performance of the Portfolios is not guaranteed. Thus, you bear all investment risk for monies invested under the Contract except to the extent of the portion of your Accumulated Value allocated to the General Account. The General Account Guaranteed Options are available for sale in most, but not all, states.

WHO SHOULD INVEST

The Contract is designed for investors seeking long term, tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. The Contract is offered as both a Qualified Contract and a Non-Qualified Contract. Both Qualified and Non-Qualified Contracts offer tax-deferral on increases in the Contract's value prior to withdrawal or distribution - however, Purchase Payments made by Contract Owners of Qualified Contracts may be excludible or deductible from gross income in the year such payments are made, subject to certain statutory restrictions and limitations.
(See "Federal Tax Considerations," page 24)....................... Page 24

GENERAL ACCOUNT GUARANTEED OPTIONS

THE AVAILABILITY, STRUCTURE AND FEATURES OF THE GENERAL ACCOUNT GUARANTEED OPTIONS VARY BY STATE. CHECK WITH YOUR SALES REPRESENTATIVE FOR DETAILS OF THE AVAILABILITY AND CHARACTERISTICS OF THESE OPTIONS BEFORE PURCHASING.

    If your state of issue is any state other than those listed in the immediately following sentence, then your General
                       ---
                       ---

Account Guaranteed Options are described in Part 1 of Appendix A. If your state of issue is DC, IN, MD, MA, OK, PA, TX, or VA, then your General Account Guaranteed Options are described in Part 2 of Appendix A. Please read Appendix A and the relevant Part 1 or Part 2 carefully.

In certain marketing and customer communication materials, including the customer order form and the Contract, used in the states listed in the second sentence of the paragraph immediately above, the One-Year Guaranteed Rate Option may be titled the "One-Year Guaranteed Index Rate Option"; the Multi-Year Guaranteed Rate Option may be titled the "Five-Year Guaranteed Index Rate Option"; and the Guaranteed Equity Option may be titled the "Five-Year Guaranteed Equity Option."

INVESTMENT CHOICES

Your investment in the Contract may be allocated among 12 Subaccounts of the Separate Account and/or the General Account Guaranteed Options. The
Subaccounts in turn invest exclusively in the following 12 Portfolios offered by the Funds: Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Asset Manager, Dreyfus Growth and Income, Dreyfus Quality Bond, T. Rowe Price Equity Income, T. Rowe Price New America Growth, T. Rowe Price International Stock, OpCap Advisors Managed, OpCap Advisors Small Cap and
OpCap Advisors U.S. Government Income. The assets of each Portfolio are separate, and each Portfolio has distinct investment objectives and policies as described in the corresponding Fund or Portfolio Prospectus. The General Account Guaranteed Options are available for sale in most, but not all, states................................................................. Page 13

CONTRACT OWNER

The Contract Owner is the person designated as the owner of the Contract in the Contract. The Contract Owner may designate any person as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, and make permitted withdrawals and Exchanges among the Subaccounts and General Account Guaranteed Options.

ANNUITANT

The Annuitant is a person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid. The Annuitant may not be older than age 75.

ANNUITANT'S BENEFICIARY

The Contract Owner may designate any person to receive benefits under the Contract which are payable upon the death of the Annuitant prior to the Annuity Date.

HOW TO INVEST

To invest in the Contract, please consult your agent who will provide the necessary information to us in a customer order form. You will need to select an Annuitant. The Annuitant may not be older than age 75. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts, and $2,000 (or $50 monthly by payroll deduction) for Qualified Contracts; subsequent Purchase Payments must be at least $500 for Non-Qualified Contracts or $50 for
Qualified Contracts. Additional Purchase Payments after the first Contract
Year are limited to $10,000 annually. You may make subsequent Purchase
Payments at any time before the Contract's Annuity Date, as long as the
Annuitant specified in the Contract is living.......................... Page 15

ALLOCATION OF PURCHASE PAYMENTS

If the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then your initial Net Purchase Payment(s) will, when your Contract is issued, be invested in Fidelity Money Market until the expiration of the Right to Cancel Period of 10 to 30 days or more in some instances as specified in your Contract when issued (plus a 5 day grace period to allow for mail delivery) and then invested according to your initial allocation instructions (except that any accrued interest will remain in Fidelity Money Market if it is selected as an initial allocation option), provided that portions of your initial Net Purchase Payment(s) allocated to the Guaranteed Rate Options will be invested immediately upon our receipt thereof in order to lock in the rates then applicable to such options. (Please note that immediate investment is not applicable with respect to amounts allocated to the Guaranteed Equity Option.)

If the state of issue of your Contract is any other state, your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your Portfolios and Guaranteed Rate Options immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD. (Please note that immediate investment is not available with respect to any amounts allocated to THE GUARANTEED EQUITY OPTION WHICH IS ILLIQUID FOR THE GUARANTEE PERIOD.) You must fill out and send us the appropriate form or comply with other designated Company procedures if you would like to change how subsequent Net Purchase
Payments are allocated............................................ Page 16

RIGHT TO CANCEL PERIOD

The Contract provides for a Right to Cancel Period of 10 days (30 or more days in some instances as specified in your Contract) plus a 5 day period to allow for mail delivery, during which you may cancel your investment in the Contract. To cancel your investment, please return your Contract to us or to the agent from whom you purchased the Contract. When we receive the Contract,
(1) if the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then for any amount of your initial Purchase Payment(s) invested in Fidelity Money Market, we will return the Accumulated Value of the amount of your Purchase Payment(s) so invested, or if greater, the amount of your Purchase Payment(s) so invested, (2) for any amount of your initial Purchase Payment(s) invested in the Portfolios immediately following receipt by us, we will return the Accumulated Value of your Purchase Payment(s) so invested plus fees and/or Premium Taxes that may have been subtracted from such amount, and (3) for any amount of your initial Purchase Payment(s) invested in the Guaranteed Rate Options immediately following receipt by us, we will refund the Accumulated Value of your Purchase
Payment(s) so invested............................................ Page 15

EXCHANGES

You may make unlimited Exchanges among the Portfolios or into the General Account Guaranteed Options, provided you maintain a minimum balance of $250 in each Subaccount or $1,000 in each General Account Guaranteed Option, respectively, to which you have allocated a portion of your Accumulated Value. No fee is currently imposed for such Exchanges; however, we reserve the right to charge a $15 fee for Exchanges in excess of 12 per Contract Year.

Exchanges must not reduce the value of any allocation to any Subaccount or General Account Guaranteed Option below $250 or $1,000, respectively, or that remaining amount will be transferred to your other Subaccounts or General Account Guaranteed Options on a pro rata basis. The Guaranteed Equity Option is illiquid for the entire guarantee period, and transfers from the Guaranteed
Rate Options may be subject to additional limitations and charges. (See also
"Charges and Deductions," page 16, and "The General Account," at Appendix A)....
Page 19

DEATH BENEFIT

If the Annuitant specified in your Contract dies prior to the Annuity Date, your named Annuitant's Beneficiary will receive the Death Benefit under the Contract. The Death Benefit is the greater of your Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) or the Adjusted Death Benefit on the date we receive due proof of the Annuitant's death. During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken. The Annuitant's Beneficiary may elect to receive these proceeds as a lump sum or as Annuity Payments. If the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid, generally to the Annuitant's Beneficiary, in accordance with the Contract.....................................Page 21

ANNUITY PAYMENT OPTIONS

In addition to the full and partial withdrawal privileges, you may also choose to create an income stream by requesting an annuity income from us. As the Contract Owner, you may elect one of several Annuity Payment Options. By electing an Annuity Payment Option, you are asking us to systematically liquidate your annuity. We provide you with a variety of options as it relates to those payments. At your discretion, payments may be either fixed or variable or both. Fixed payouts are guaranteed for a designated period or for life (either single or joint). Variable payments will vary depending on the performance of the underlying Portfolio or Portfolios selected...........Page 22

CONTRACT AND POLICYHOLDER INFORMATION

If you have questions about your Contract, please telephone our Administrative Offices at 1-800-866-6007 between the hours of 8:00 A.M. to 5:00 P.M. Eastern time. Please have the Contract number and the Contract Owner's name ready when you call. As Contract Owner you will receive periodic statements confirming any financial transactions that take place, as well as quarterly statements and an annual statement.

CHARGES AND DEDUCTIONS UNDER THE CONTRACT

Providian Marquee Contracts have an annual mortality and expense risk charge of 1.25%. There is no front-end sales load and up to 10% of the Accumulated Value can be withdrawn once per year without a surrender charge. However, additional withdrawals are subject to a surrender charge of up to 6% during the first six Contract Years.

Contracts also include administrative charges and policy fees which pay for administering the Contracts, and management, advisory and other fees, which reflect the costs of the Funds...........................................Page 16

FULL AND PARTIAL WITHDRAWALS

You may withdraw all or part of the Surrender Value of the Contract before the earlier of the Annuity Date or the Annuitant's death. Withdrawals made prior to age 59 1/2 may be subject to a 10% penalty tax (and a portion may be subject to ordinary income taxes)...................................................Page 19

ALTERNATE CONTRACT VERSION

Providian Marquee Contracts are offered in two versions with differing charge structures and features. THIS PROSPECTUS DESCRIBES ONLY THE STANDARD PROVIDIAN MARQUEE CONTRACT. (This version may occasionally be described as a B Unit Contract in certain marketing materials and trade publications and in the Statement of Additional Information.) Also available is an A Unit Contract. A Unit contracts have a front-end sales load of up to 5.75%, but have no withdrawal or surrender charges from variable portfolios and are subject to a decreased annual mortality and expense risk charge of .65%. Other differences apply to the General Account Guaranteed Options and annual permitted additions. A Units Contracts are offered only by an A Unit prospectus. For full details regarding the A Unit Contracts, please see an A Unit prospectus, which may be obtained from your agent or by calling our Administrative Offices at 1-800-866-6007.

                                   FEE TABLE

The following table illustrates all expenses (except for Premium Taxes that may be assessed by your state) that you would incur as an owner of a Contract. The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a purchaser of the Contract. The fee table reflects all expenses for both the Separate Account and the Funds. For a complete discussion of Contract costs and expenses, including charges applicable to the General Account Guaranteed Options, see "Charges and Deductions," page 16.

                                                                       FEE
                                                                      AMOUNT
CONTRACTOWNER TRANSACTION EXPENSES                                    ------
Sales Load Imposed on Purchases (under $100,000).....................  None
Contingent Deferred Sales Load (surrender charge)....................     6%*
Exchange Fees........................................................  None
ANNUAL CONTRACT FEE..................................................   $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of assets in the
 Separate Account)
Mortality and Expense Risk Charge....................................  1.25%
Administrative Charge................................................   .15%
                                                                       ----
Total Annual Separate Account Expenses...............................  1.40%**

*Up to 10% of the Accumulated Value as of the last Contract Anniversary (10% of the initial Net Purchase Payment during the first Contract Year) can be withdrawn once per year without a surrender charge. Additional withdrawals in the first Contract Year are subject to a 6% charge. The charge decreases 1% per year until after the sixth Contract Year there is no surrender charge. The total surrender charges assessed will not exceed 8.5% of the Purchase Payments under the Contract.
**Separate Account Annual Expenses are not charged against the General Account
   Guaranteed Options.

                           PORTFOLIO ANNUAL EXPENSES

Except as indicated, the figures below are based on expenses for fiscal year 1996 (as a percentage of each Portfolio's average net assets after fee waiver and/or expense reimbursement limitation, if applicable).

                           MANAGEMENT
                          AND ADVISORY  OTHER   TOTAL PORTFOLIO
                            EXPENSES   EXPENSES ANNUAL EXPENSES
                          ------------ -------- ---------------
Fidelity Money Market*..      0.21%      0.09%       0.30%
Fidelity Equity-Income*.      0.51%      0.07%       0.58%
Fidelity Growth*........      0.61%      0.08%       0.69%
Fidelity Asset Manager*.      0.64%      0.10%       0.74%
Dreyfus Growth and
 Income**...............      0.75%      0.08%       0.83%
Dreyfus Quality Bond**..      0.65%      0.14%       0.79%
T. Rowe Price Equity
 Income.................      0.85%      0.00%       0.85%
T. Rowe Price New
 America Growth.........      0.85%      0.00%       0.85%
T. Rowe Price
 International Stock....      1.05%      0.00%       1.05%
OpCap Advisors
 Managed***.............      0.80%      0.10%       0.90%
OpCap Advisors Small
 Cap***.................      0.80%      0.22%       1.02%
OpCap Advisors U.S.
 Government Income***...      0.60%      0.42%       1.02%

*A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for Equity-Income Portfolio, 0.67% for Growth Portfolio and 0.73% for Asset Manager Portfolio.

**From time to time, the Dreyfus Growth and Income and Quality Bond
   Portfolios' investment adviser in its sole discretion may waive all or part of its fees and/or voluntarily assume certain of the Portfolios' expenses. For a more complete description of the Portfolios' fees and expenses, see the Dreyfus Variable Investment Fund's Prospectus.

***The annual expenses of OCC Accumulation Trust Portfolios (the "Portfolios") as of December 31, 1996 have been restated to reflect new management fee and expense limitation arrangements in effect as of May 1, 1996. Additionally, Other Expenses are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. Effective May 1, 1996, the expenses of the Portfolios were contractually limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.25% of their respective average daily net assets. Furthermore, through December 31, 1997, the annualized operating expenses of the U.S. Government Income, Managed and Small Cap Portfolios will be voluntarily limited by OpCap Advisors so that annualized operating expenses (net of any expense offsets) of these Portfolios do not exceed 1.00% of their respective average daily net assets. Without such contractual and voluntary expense limitations and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Annual Expenses incurred for the fiscal year ended December 31, 1996 would have been 0.60%, 1.74% and 2.34%, respectively, for the U.S. Government Income Portfolio; 0.80%, 0.10% and 0.90%, respectively, for the Managed Portfolio; and 0.80%, 0.26% and 1.06%, respectively, for the Small Cap Portfolio.

The following example illustrates the expenses that you would incur on a $1,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
      Fidelity Money Market..................... $73.83 $ 95.12 $116.42 $241.57
      Fidelity Equity-Income.................... $78.47 $103.30 $130.47 $270.06
      Fidelity Growth........................... $77.50 $106.49 $135.94 $281.01
      Fidelity Asset Manager.................... $77.97 $107.94 $138.41 $285.95
      Dreyfus Growth and Income................. $78.82 $110.54 $142.84 $294.75
      Dreyfus Quality Bond...................... $78.44 $109.39 $140.88 $290.85
      T. Rowe Price Equity Income............... $79.01 $111.12 $143.83 $296.70
      T. Rowe Price New America Growth.......... $79.01 $111.12 $143.83 $296.70
      T. Rowe Price International Stock......... $80.88 $116.87 $153.59 $315.90
      OpCap Advisors Managed.................... $79.47 $112.56 $146.28 $301.54
      OpCap Advisors Small Cap.................. $80.60 $116.01 $152.14 $313.05
      OpCap Advisors U.S. Government Income..... $80.60 $116.01 $152.14 $313.06

The following example illustrates the expenses that you would incur on a $1,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) you do not surrender your Contract or you annuitize at the end of each period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
      Fidelity Money Market..................... $17.95 $55.54  $ 95.52 $206.97
      Fidelity Equity-Income.................... $20.77 $64.10  $109.95 $236.64
      Fidelity Growth........................... $21.87 $67.44  $115.56 $248.05
      Fidelity Asset Manager.................... $22.37 $68.95  $118.10 $253.19
      Dreyfus Growth and Income................. $23.28 $71.68  $122.66 $262.38
      Dreyfus Quality Bond...................... $22.87 $70.47  $120.64 $258.31
      T. Rowe Price Equity Income............... $23.48 $72.28  $123.67 $264.41
      T. Rowe Price New America Growth.......... $23.48 $72.28  $123.67 $264.41
      T. Rowe Price International Stock......... $25.48 $78.30  $133.71 $284.47
      OpCap Advisors Managed.................... $23.98 $73.79  $126.19 $269.47
      OpCap Advisors Small Cap.................. $25.18 $77.40  $132.21 $281.49
      OpCap Advisors U.S. Government Income..... $25.18 $77.40  $132.21 $281.49

The Annual Contract Fee is reflected in these examples as a percentage equal to the total amount of fees collected during a calendar year divided by the total average net assets of the Portfolios during the same calendar year. The fee is assumed to remain the same in each year of the above periods. (With respect to partial year periods, if any, in the examples, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.) The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount. In some states, the Company will deduct Premium Taxes as incurred by the Company.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees in the Contract.

CONDENSED FINANCIAL INFORMATION

(FOR THE PERIOD JANUARY 1, 1994 THROUGH DECEMBER 31, 1996)

                                                                    DREYFUS
                         FIDELITY                FIDELITY            GROWTH  DREYFUS
                           MONEY     FIDELITY     ASSET   FIDELITY    AND    QUALITY
                          MARKET   EQUITY-INCOME MANAGER   GROWTH    INCOME    BOND
                         --------- ------------- -------- --------- -------- --------
Accumulation unit value
 as of:
  Start Date***.........    10.041      10.000    10.000     10.000  10.000   10.000
  12/31/94..............    10.144       9.677     9.604     10.159   9.472    9.910
  12/31/95..............    10.592      12.892    11.076     13.562  14.977   11.769
  12/31/96..............    11.010      14.527    12.516     15.338  17.831   11.966
Number of units
 outstanding as of:
  12/31/94..............    81,408      14,705    45,464     21,033   9,468    7,987
  12/31/95.............. 1,284,076     487,004   298,894    522,172 302,521  167,901
  12/31/96.............. 1,548,218   1,184,506   518,430  1,253,800 909,709  450,012
                                                                              OPCAP
                                                                     OPCAP   ADVISORS
                            TRP         TRP      TRP NEW    OPCAP   ADVISORS   U.S.
                          EQUITY   INTERNATIONAL AMERICA  ADVISORS   SMALL    GOV'T.
                          INCOME       STOCK      GROWTH   MANAGED    CAP.    INCOME
                         --------- ------------- -------- --------- -------- --------
Accumulation unit value
 as of:
  Start Date***.........    10.000      10.000    10.000     10.000  10.000   10.000
  12/31/94..............     9.797       9.518    10.000      9.699  10.166        0
  12/31/95..............    13.020      10.435    14.899     13.921  11.551   11.007
  12/31/96..............    15.348      11.802    17.642     16.852  13.522   11.182
Number of units
 outstanding as of:
  12/31/94..............     3,274      23,019     1,503     19,221  11,734      N/A
  12/31/95..............   162,561     460,990   235,983    426,184 349,767   52,450
  12/31/96..............   470,214   1,270,362   747,969    926,772 648,328  141,598

*** Date of commencement of operations for Fidelity Money Market was 8/2/94, for Fidelity Equity-Income, Fidelity Growth, Dreyfus Quality Bond and T. Rowe Price International was 8/17/94; for Dreyfus Growth and Income was 8/31/94; for T. Rowe Price Equity Income was 9/1/94; for Fidelity Asset Manager was 9/14/94; for OpCap Advisors Managed was 11/3/94; for OpCap Advisors Small Cap was 11/4/94; for T. Rowe Price New America Growth was 12/30/94; and for OpCap U.S. Government Income was 11/18/94. The OpCap Advisors U.S. Government Income Portfolio had activity in 1994 but no Accumulation Units were outstanding at 12/31/94.

FINANCIAL STATEMENTS

The audited statutory-basis financial statements of the Company and the financial statements of the Separate Account (as well as the Independent Auditors' Reports thereon) are contained in the Statement of Additional Information.

PERFORMANCE MEASURES

Performance for the Subaccounts of the Separate Account, including the yield and effective yield of the Fidelity Money Market Subaccount, the yield of the other Subaccounts, and the total return of all Subaccounts may appear in reports and promotional literature to current or prospective Contract Owners.

Please refer to the discussion below and to the Statement of Additional Information for a more detailed description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

When advertising performance of the Subaccounts, the Company will show the Standardized Average Annual Total Return for a Subaccount which, as prescribed by the rules of the Securities and Exchange Commission (the "SEC"), is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads (including the contingent deferred sales load), the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods, including Total Return Year-to-Date ("YTD") with respect to certain periods. The Company may also show actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Values) with respect to one or more periods. For one year, the actual Total Return and the actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see "Fee Table"), the actual Total Return and actual Average Annual Total Return also reflect these expenses. These percentages do not reflect the Annual Contract Fee, any sales loads or Premium Taxes (if any) which, if included, would reduce the percentages reported.

NON-STANDARDIZED HYPOTHETICAL TOTAL RETURN AND NON-STANDARDIZED HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Hypothetical Total Return and Non-Standardized Hypothetical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios, and may assume the Contract was in existence prior to its inception date (which it was not). After the Contract's inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified premium patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses. These returns do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any) which, if included, would reduce the percentages reported.

The Non-Standardized Annual Total Return for a Subaccount is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The Non-Standardized Average Annual Total Return for a Subaccount is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

YIELD AND EFFECTIVE YIELD

The Company may also show yield and effective yield figures for the Subaccount investing in shares of the Fidelity Money Market Portfolio. "Yield" refers to the income generated by an investment in Fidelity Money Market over a seven-day period, which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in Fidelity Money Market is assumed to be reinvested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the Annual Contract Fee, any sales loads or Premium Taxes (if any) which, if included, would reduce the yields reported.

From time to time a Portfolio of a Fund may advertise its yield and total return investment performance. For each Subaccount other than Fidelity Money Market for which the Company advertises yield, the Company shall furnish a yield quotation referring to the Portfolio computed in the following manner: the net investment income per Accumulation Unit earned during a recent one month period is divided by the Accumulation Unit Value on the last day of the period.

Please refer to the Statement of Additional Information for a description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

The performance measures discussed above reflect results of the Portfolios and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Subaccounts may be contrasted with other comparable variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service which ranks mutual funds and other investment companies by overall performance, investment objectives and assets. Performance may also be tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

THE COMPANY AND THE SEPARATE ACCOUNT

PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY

The Company is a stock life insurance company incorporated under the laws of Missouri on August 6, 1920. The Company is principally engaged in offering life insurance, annuity contracts, and accident and health insurance and is admitted to do business in 49 states, the District of Columbia and Puerto Rico. The Company is owned, directly and indirectly, by Providian Corporation ("Providian"), a publicly-held diversified consumer financial services company whose shares are traded on the New York Stock Exchange with assets of $29 billion as of December 31, 1996.

On December 28, 1996, Providian executed a Plan and Agreement of Merger and Reorganization (the "Merger Agreement") with AEGON N.V., an international insurance company headquartered in The Hague, The Netherlands. Under the Merger Agreement, Providian's insurance operations, including the operations of the Company, will merge with a wholly owned subsidiary of AEGON. Providian will be the surviving corporation of the merger and will become a wholly owned subsidiary of AEGON. The merger of Providian's insurance businesses with AEGON is conditioned upon several events, including shareholder and various regulatory approvals. Providian anticipates that the closing of the transaction will occur in mid-1997. Because consummation of the merger is subject to the above conditions, no representations can be made as to whether, or when, the merger will be completed or as to the possible impact of the merger on the financial position and results of operations of the Company should the merger occur.

PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT V

The Separate Account was established by the Company as a separate account under the laws of the State of Missouri on February 14, 1992, pursuant to a resolution of the Company's Board of Directors. The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.

The assets of the Separate Account are owned by the Company and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account assets or any other separate account maintained by the Company.

The Separate Account has dedicated 12 Subaccounts to the Contract, each of which invests solely in a corresponding Portfolio of the Funds. Additional Subaccounts may be established at the discretion of the Company. The Separate Account also includes other subaccounts which are not available under the Contract.

VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

Variable Insurance Products Fund and Variable Insurance Products Fund II (each, a "Fidelity Fund" and collectively, the "Fidelity Funds") are diversified, open-end management investment companies organized by Fidelity Management & Research Company ("FMR") and registered under the 1940 Act. Each Fidelity Fund consists of several investment portfolios, including the Money Market, Equity-Income, Growth and Asset Manager Portfolios available as part of the Providian Marquee. FMR serves as the Fidelity Funds' investment adviser. ("VIP" and "VIP II" refer to Variable Insurance Products Fund and Variable Insurance Products Fund II, respectively.)

DREYFUS VARIABLE INVESTMENT FUND

Dreyfus Variable Investment Fund is an open-end management investment company organized under the 1940 Act. The Dreyfus Variable Investment Fund consists of thirteen separate investment portfolios, including the Growth and Income and Quality Bond Portfolios, which are the only portfolios available as part of the Providian Marquee. The Dreyfus Corporation serves as this Fund's investment adviser.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Equity Series Inc. is a Maryland corporation organized in 1994 and is registered with the Securities and Exchange Commission under the 1940 Act as a diversified, open-end management investment company, commonly known as a "mutual fund." Currently, the fund consists of the Equity Income and New America Growth Portfolios, each of which represents a separate class of shares having different objectives and investment policies, and both of which are available as part of the Providian Marquee. T. Rowe Price Associates, Inc. is responsible for the selection and management of this Fund's portfolio investments and serves as the Fund's investment adviser.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. is a Maryland corporation organized in 1994 and is registered with the Securities and Exchange Commission under the 1940 Act as a diversified, open-end management investment company, commonly known as a "mutual fund." The corporation is a series fund and has the authority to issue other series in addition to the International Stock Portfolio currently available as part of the Providian Marquee. Rowe Price-Fleming International, Inc. is responsible for selection and management of this Fund's portfolio investments and serves as the Fund's investment adviser.

OCC ACCUMULATION TRUST

OCC Accumulation Trust is a Massachusetts business trust and is registered with the Securities and Exchange Commission under the 1940 Act as a diversified, open-end management investment company. The Fund receives investment advice with respect to each of its portfolios from OpCap Advisors, a subsidiary of Oppenheimer Capital, a registered investment adviser. The Fund currently consists of seven series, including the OpCap Advisors Managed, OpCap Advisors Small Cap and OpCap Advisors Government Income Portfolios available as part of the Providian Marquee. The OCC Accumulation Trust was formerly known as the Quest For Value Accumulation Trust.

THE PORTFOLIOS (SEE ACCOMPANYING PROSPECTUSES)

FOR MORE INFORMATION CONCERNING THE RISKS ASSOCIATED WITH EACH PORTFOLIO'S INVESTMENTS, PLEASE REFER TO THE APPLICABLE UNDERLYING FUND PROSPECTUS.

VIP MONEY MARKET PORTFOLIO ("FIDELITY MONEY MARKET")

Fidelity Money Market seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality U.S. dollar denominated money market instruments of domestic and foreign issuers.

VIP EQUITY-INCOME PORTFOLIO ("FIDELITY EQUITY-INCOME")

Fidelity Equity-Income seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

VIP GROWTH PORTFOLIO ("FIDELITY GROWTH")

Fidelity Growth seeks to achieve capital appreciation normally through the purchase of common stocks (although the Portfolio's investments are not restricted to any one type of security). Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

VIP II ASSET MANAGER PORTFOLIO ("FIDELITY ASSET MANAGER")

Fidelity Asset Manager seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

DREYFUS GROWTH AND INCOME PORTFOLIO ("DREYFUS GROWTH AND INCOME")

Dreyfus Growth and Income is a non-diversified Portfolio, the goal of which is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Portfolio invests in equity and debt securities and money market instruments of domestic and foreign issuers.

DREYFUS QUALITY BOND PORTFOLIO ("DREYFUS QUALITY BOND")

Dreyfus Quality Bond is a diversified Portfolio, the goal of which is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Quality Bond Portfolio invests in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions.

T. ROWE PRICE EQUITY INCOME PORTFOLIO ("T. ROWE PRICE EQUITY INCOME")

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Portfolio emphasizes companies with favorable prospects for both increasing dividend income and capital appreciation.

T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO ("T. ROWE PRICE NEW AMERICA GROWTH")

T. Rowe Price New America Growth seeks long-term growth of capital through investments primarily in the common stocks of U.S. growth companies which operate in service industries. In pursuing its objective, this Portfolio invests primarily in companies deriving a majority of their revenues or operating earnings from service-related activities and in companies whose prospects are closely tied to service industries. This Portfolio may also invest up to 25% of its assets in non-service related growth companies in pursuit of capital appreciation whose earnings are believed to hold the prospect of superior growth.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO ("T. ROWE PRICE INTERNATIONAL
STOCK")

T. Rowe Price International Stock seeks long-term growth of capital, through investments primarily in common stocks of established, non-U.S. companies.

OPCAP ADVISORS OCC ACCUMULATION TRUST MANAGED PORTFOLIO ("OPCAP ADVISORS
MANAGED")

OpCap Advisors Managed seeks to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary over time based on the investment manager's assessments of the relative outlook for such investments.

OPCAP ADVISORS OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO ("OPCAP ADVISORS SMALL CAP")

OpCap Advisors Small Cap seeks capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations under $1 billion.

OPCAP ADVISORS OCC ACCUMULATION TRUST U.S. GOVERNMENT INCOME PORTFOLIO ("OPCAP ADVISORS U.S. GOVERNMENT INCOME")

The investment objective of OpCap Advisors U.S. Government Income is to seek a high level of current income together with the protection of capital. This Portfolio seeks to achieve its investment objective by investing exclusively in debt obligations, including mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

OTHER PORTFOLIO INFORMATION

There is no assurance that a Portfolio will achieve its stated investment objective.

Additional information concerning the investment objectives and policies of the Portfolios and the investment advisory services, total expenses and charges can be found in the current prospectuses for the corresponding Funds. THE FUNDS' OR PORTFOLIOS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PURCHASE PAYMENTS TO A PORTFOLIO.

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company as well as other insurance companies or to a person or plan, including a pension or retirement plan receiving favorable tax treatment under the Code, that qualifies to purchase shares of the Funds under Section 817(h) of the Code. Although we believe it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts and other qualified persons or plans. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Funds if required by law, to resolve the matter.

                               CONTRACT FEATURES

The rights and benefits under the Contract are as described below and in the Contract. The Company reserves the right to make any modification to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statute or any rule or regulation of the United States Treasury Department.

RIGHT TO CANCEL PERIOD

A Right to Cancel Period exists for a minimum of 10 days after you receive the Contract (30 or more days in some instances as set forth in your Contract) plus a 5 day grace period to allow for mail delivery. The Contract permits you to cancel the Contract during the Right to Cancel Period by returning the Contract to our Administrative Offices, P.O. Box 32700, Louisville, Kentucky 40232, or to the agent from whom you purchased the Contract. Upon cancellation, the Contract is treated as void from the Contract Date and when we receive the Contract, (1) if the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then for any amount of your initial Purchase Payment(s) invested in Fidelity Money Market, we will return the Accumulated Value of the amount of your Purchase Payment(s) so invested, or if greater, the amount of your Purchase Payment(s) so invested,
(2) for any amount of your initial Purchase Payment(s) invested in the Portfolios immediately following receipt by us, we will return the Accumulated Value of your Purchase Payment(s) so invested plus any fees and/or Premium Taxes that may have been subtracted from such amount, and (3) for any amount of your initial Purchase Payment(s) invested in the Guaranteed Rate Options immediately following receipt by us, we will refund the Accumulated Value of your Purchase Payment(s) so invested.

CONTRACT PURCHASE AND PURCHASE PAYMENTS

If you wish to purchase a Contract, you should consult your agent who will provide the necessary information to us in a customer order form and forward your initial Purchase Payment to such address as the Company may from time to time designate. If you wish to make personal delivery by hand or courier to the Company of your initial Purchase Payment (rather than through the mail), you must do so at our Administrative Offices, 400 West Market Street, Louisville, KY 40202. Your initial Purchase Payment for a Non-Qualified Contract must be equal to or greater than the $5,000 minimum investment requirement. The initial Purchase Payment for a Qualified Contract must be equal to or greater than $2,000 (or you may establish a payment schedule of $50 a month by payroll deduction).

The Contract will be issued and the initial Purchase Payment less any Premium Taxes will be credited within two Business Days after receipt of the customer order form and the initial Purchase Payment in good order. The Company reserves the right to reject any customer order form or initial Purchase Payment. Following issuance the Contract will be mailed to you along with a Contract acknowledgement form, which you should complete, sign and return in accordance with its instructions. Please note that until the Company receives the acknowledgement form signed by the Owner and any Joint Owner, the Owner and any Joint Owner must obtain a signature guarantee on their written, signed request in order to exercise any rights under the Contract.

If the initial Purchase Payment cannot be credited because the customer order form is incomplete, we will contact you, explain the reason for the delay and will refund the initial Purchase Payment within five Business Days, unless you instruct us to retain the initial Purchase Payment and credit it as soon as the necessary requirements are fulfilled.

Additional Purchase Payments may be made at any time prior to the Annuity Date, as long as the Annuitant is living. Any additional Purchase Payments must be for at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts and are limited to $10,000 annually after the first Contract Anniversary. If additional Purchase Payments are received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) they will be credited to the Accumulated Value at the close of business that same day. Additional Purchase Payments received after the close of the New York Stock Exchange are processed the next Business Day.

Total Purchase Payments may not exceed $1,000,000 without our prior approval.

The Company reserves the right to refuse to issue this Contract in cases involving an exchange for another Contract. In cases where a Contract Owner or former Contract Owner requests the Company to reverse a surrender or withdrawal transaction, whether full or partial, the Company reserves the right to refuse such requests or grant such requests on the condition that the Contract's Accumulated Value be adjusted to reflect appropriate investment results, administrative costs or loss of interest during the relevant period.

PURCHASING BY WIRE

For wiring instructions please contact our Administrative Offices at 1-800-866-6007.

ALLOCATION OF PURCHASE PAYMENTS

You instruct your agent how your Net Purchase Payments will be allocated. You may allocate each Net Purchase Payment to one or more of the Portfolios or the General Account Guaranteed Options as long as such portions are whole number percentages provided that each allocation to a General Account Guaranteed Option is at least $1,000 and that no Portfolio or General Account Guaranteed Option may contain a balance less than $250 or $1,000, respectively. You may choose not to allocate any monies to a particular Portfolio. You may change allocation instructions for future Net Purchase Payments by sending us the appropriate Company form or by complying with other designated Company procedures. The General Account Guaranteed Options are available for sale in most, but not all, states. (Please note that immediate investment is not applicable to amounts allocated to the Guaranteed Equity Option.)

If the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then your initial Net Purchase Payment(s) will, when your Contract is issued, be invested in Fidelity Money Market until the expiration of the Right to Cancel Period of 10 to 30 days (plus a five day grace period to allow for mail delivery) or more in some instances as specified in your Contract after the issuance of your Contract and then invested according to your initial allocation instructions (except that any accrued interest will remain in Fidelity Money Market if it is selected as an initial allocation option), provided that portions of your initial Net Purchase Payment(s) allocated to the Guaranteed Rate Options will be invested immediately upon our receipt thereof in order to lock in the rates then applicable to such options.

If the state of issue of your Contract is any other state, your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your Portfolios and Guaranteed Rate Options immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD. (Please note that immediate investment is not available with respect to any amounts allocated to THE GUARANTEED EQUITY OPTION WHICH IS ILLIQUID FOR THE GUARANTEE PERIOD.)

GENERAL ACCOUNT GUARANTEED OPTIONS

THE AVAILABILITY, STRUCTURE AND FEATURES OF THE GENERAL ACCOUNT GUARANTEED OPTIONS VARY BY STATE. CHECK WITH YOUR SALES REPRESENTATIVE FOR DETAILS OF THE AVAILABILITY AND CHARACTERISTICS OF THESE OPTIONS BEFORE PURCHASING.

    If your state of issue is any state other than those listed in the immediately following sentence, then your General
                       ---
                       ---

Account Guaranteed Options are described in Part 1 of Appendix A. If your state of issue is DC, IN, MD, MA, OK, PA, TX or VA, then your General Account Guaranteed Options are described in Part 2 of Appendix A. Please read Appendix A and the relevant Part 1 or Part 2 carefully.

In certain marketing and customer communication materials, including the customer order form and the Contract, used in the states listed in the second sentence of the paragraph immediately above, the One-Year Guaranteed Rate Option may be titled the "One-Year Guaranteed Index Rate Option"; the Multi-Year Guaranteed Rate Option may be titled the "Five-Year Guaranteed Index Rate Option"; and the Guaranteed Equity Option may be titled the "Five-Year Guaranteed Equity Option."

CHARGES AND DEDUCTIONS


For Providian Marquee Contracts, no sales load is deducted from Purchase Payments and up to 10% of the Accumulated Value as of the Contract Date, or, if more recent, the last Contract Anniversary, can be withdrawn once per year without a surrender charge, subject to the charges and restrictions of the General Account Guaranteed Options. Additional withdrawals are subject to a surrender charge according to the following schedule:

                                                           SURRENDER
             CONTRACT YEAR                                  CHARGE
             -------------                                 ---------
             1............................................     6%
             2............................................     5%
             3............................................     4%
             4............................................     3%
             5............................................     2%
             6............................................     1%
             7............................................     0%

The total surrender charges assessed will not exceed 8.5% of the Purchase Payments under the Contract. There will be no surrender charge assessed on the death of the Annuitant or after the sixth Contract Year.

MORTALITY AND EXPENSE RISK CHARGE

We impose a charge as compensation for bearing certain mortality and expense risks under the Contracts. The annual charge is assessed daily based on the net asset value of the Separate Account. The annual mortality and expense risk charge is 1.25% of the net asset value of the Separate Account.

We guarantee that this annual charge will never increase. If this charge is insufficient to cover actual costs and assumed risks, the loss will fall on us. Conversely, if the charge proves more than sufficient, any excess will be added to the Company surplus and will be used for any lawful purpose, including any shortfall on the costs of distributing the Contracts.

The mortality risk borne by us under the Contracts, where one of the life Annuity Payment Options is selected, is to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Contract) regardless of how long all Annuitants may live. We also assume mortality risk as a result of our guarantee of a Death Benefit in the event the Annuitant dies prior to the Annuity Date.

The expense risk borne by us under the Contracts is the risk that the charges for administrative expenses which are guaranteed for the life of the Contract may be insufficient to cover the actual costs of issuing and administering the Contract.

ADMINISTRATIVE CHARGE AND ANNUAL CONTRACT FEE

An administrative charge equal to .15% annually of the net asset value of the Separate Account is assessed daily along with the Annual Contract Fee of $30. The Annual Contract Fee is deducted proportionately from the Subaccounts. For any Contract with amounts allocated to the Subaccounts, the $30 fee is assessed per Contract, not per Portfolio chosen. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount. These deductions represent reimbursement for the costs expected to be incurred over the life of the Contract for issuing and maintaining each Contract and the Separate Account.

EXCHANGES

Each Contract Year you may make an unlimited number of free Exchanges between Portfolios and/or General Account Guaranteed Options, provided that after an Exchange no Portfolio or General Account Guaranteed Option may contain a balance less than $250 or $1,000, respectively. We reserve the right to charge a $15 fee in the future for Exchanges in excess of 12 per Contract Year.

EXCEPTIONS TO CHARGES AND TO TRANSACTION OR BALANCE REQUIREMENTS

The contingent deferred sales load or other administrative charges or fees may be reduced for sales of Contracts to a trustee, employer or similar entity representing a group where the Company determines that such sales result in savings of sales and/or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, Providian Corporation and certain of their affiliates and certain sales representatives for the Contract are permitted to purchase Contracts with substantial reduction of the sales load, contingent deferred sales load or other administrative charges or fees or with a waiver or modification of certain minimum or maximum purchase and transaction amounts or balance requirements. Contracts so purchased are for investment purposes only and may not be resold except to the Company.

In no event will reduction or elimination of the contingent deferred sales loads or other fees or charges or waiver or modification of transaction or balance requirements be permitted where such reduction, elimination, waiver or modification will be unfairly discriminatory to any person. Additional information about reductions in charges is contained in the Statement of Additional Information.

TAXES

We will, where such taxes are imposed on the Company by state law, deduct Premium Taxes that currently range up to 3.5%. These taxes will be deducted from the Accumulated Value or Purchase Payments in accordance with applicable law.

At the time of the filing of this Prospectus, the following state assesses a Premium Tax on all initial and additional Purchase Payments on Non-Qualified
Contracts:

                                            QUALIFIED NON-QUALIFIED
                                            --------- -------------
             South Dakota..................     0%        1.25%

In addition, a number of states currently impose Premium Taxes at the time an Annuity Payment Option (other than a Lump Sum Payment Option) is selected. At the time of the filing of this Prospectus, the following states assess a Premium Tax against the Accumulated Value if the Contract Owner chooses an Annuity Payment Option instead of receiving a lump sum distribution:

                                            QUALIFIED NON-QUALIFIED
                                            --------- -------------
             California....................    .50%       2.35%
             District of Columbia..........   2.25%       2.25%
             Kansas........................      0%       2.00%
             Kentucky......................   2.00%       2.00%
             Maine.........................      0%       2.00%
             Nevada........................      0%       3.50%
             West Virginia.................   1.00%       1.00%
             Wyoming.......................      0%       1.00%

Under present laws, the Company will incur state or local taxes (in addition to the Premium Taxes described above) in several states. At present, the Company does not charge the Contract Owner for these taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. (See "Federal Tax Considerations," page 24.) Based upon these expectations, no charge is currently being made to the Separate Account for federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. In the event that the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

PORTFOLIO EXPENSES

The value of the assets in the Separate Account reflect the fees and expenses paid by the Portfolios. A complete description of these expenses is found in the "Fee Table" section of this Prospectus and in each Fund's Prospectus and Statement of Additional Information.

ACCUMULATED VALUE

At the commencement of the Contract, the Accumulated Value equals the initial Net Purchase Payment. Thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day increased by: (i) any additional Net Purchase Payments received by the Company and (ii) any increase in the Accumulated Value due to investment results of the selected Portfolio(s) and the interest credited to the General Account Guaranteed Options during the Valuation Period; and reduced by: (i) any decrease in the Accumulated Value due to investment results of the selected Portfolio(s), (ii) a daily charge to cover the mortality and expense risks assumed by the Company, (iii) any charge to cover the cost of administering the Contract, (iv) any partial withdrawals, (v) any Market Value Adjustment or other deduction due to early Exchanges from the Guaranteed Rate Options and, if exercised by the Company, (vi) any charges for any Exchanges made after the first twelve in any Contract Year.

EXCHANGES AMONG THE PORTFOLIOS

Should your investment goals change, you may exchange Accumulated Value among the Portfolios of the Funds and, as permitted, the General Account Guaranteed Options. Requests for Exchanges, received by mail or by telephone, prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) are processed at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day. If you experience difficulty in making a telephone Exchange your Exchange request may be made by regular or express mail. It will be processed on the date received.

To take advantage of the privilege of initiating transactions by telephone, you must first elect the privilege by completing the appropriate section of the Contract acknowledgement form, which you will receive with your Contract. You may also complete a separate telephone authorization form at a later date. To take advantage of the privilege of authorizing a third party to initiate transactions by telephone, you must first complete a third party authorization form or the appropriate section of the Contract acknowledgement form.

The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Prior to the acceptance of any request, the caller will be asked by a customer service representative for his or her Contract number and social security number. In addition, telephone communications from a third party authorized to transact in an account will undergo reasonable procedures to confirm that instructions are genuine. The third party caller will be asked for his or her name, company affiliation (if appropriate), the Contract number to which he or she is referring, and the social security number of the Contract Owner. All calls will be recorded, and this information will be verified with the Contract Owner's records prior to processing a transaction. Furthermore, all transactions performed by a customer service representative will be verified with the Contract Owner through a written confirmation statement. Neither the Company nor the Funds shall be liable for any loss, cost or expense for action on telephone instructions that are believed to be genuine in accordance with these procedures.

For information concerning Exchanges to and from the General Account Guaranteed Options, see "The General Account," at Appendix A.

FULL AND PARTIAL WITHDRAWALS

At any time before the Annuity Date and while the Annuitant is living, you may make a partial or full withdrawal of the Contract to receive all or part of the Surrender Value by sending a written request to our Administrative Offices. Full or partial withdrawals may only be made before the Annuity Date and all partial withdrawal requests must be for at least $500. The amount available for full or partial withdrawal is the Surrender Value at the end of the Valuation Period during which the written request for withdrawal is received. The Surrender Value is an amount equal to the Accumulated Value, adjusted to reflect any applicable Market Value Adjustment for amounts allocated to the Multi-Year Guaranteed Rate Option, less any early withdrawal charges for amounts allocated to the One-Year Guaranteed Rate Option, less any amount allocated to the Guaranteed Equity Option, less any applicable contingent deferred sales load (i.e., surrender charge), less any Premium Taxes incurred but not yet deducted. The withdrawal amount may be paid in a lump sum to you, or if elected, all or any part may be paid out under an Annuity Payment Option. (See "Annuity Payment Options," page 22).

You can make a withdrawal by sending the appropriate Company form to our Administrative Offices. You may not make any full or partial withdrawals from the Guaranteed Equity Option before the end of the guarantee period. Your proceeds will normally be processed and mailed to you within two Business Days after the receipt of the request but in no event will it be later than seven calendar days, subject to postponement in certain circumstances. (See "Deferment of Payment," page 24).

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. If, at the time the Contract Owner requests a full or partial withdrawal, he has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold 10% from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 24).

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, the total amount paid upon withdrawal of the Contract (taking into account any prior withdrawals) may be more or less than the total Net Purchase Payments made.

SYSTEMATIC WITHDRAWAL OPTION

You may choose to have a specified dollar amount provided to you on a regular basis from the portion of your Contract's Accumulated Value that is allocated to the Portfolios. By electing the Systematic Withdrawal Option, withdrawals may be made on a monthly, quarterly, semiannual or annual basis. The minimum amount for each withdrawal is $250.

This option may be elected by completing the Systematic Withdrawal Request Form. This form must be received by us at least 30 days prior to the date systematic withdrawals will begin. Each withdrawal will be processed on the day and at the frequency indicated on the Systematic Withdrawal Request Form. The start date for the systematic withdrawals must be between the first and twenty-eighth day of the month. You may discontinue the Systematic Withdrawal Option at any time by notifying us in writing at least 30 days prior to your next scheduled withdrawal date.

A surrender charge will apply when withdrawals in any of the first six Contract Years exceed 10% of that year's beginning Accumulated Value. (See "Charges and Deductions," page 16.) Like any other partial withdrawal, each systematic withdrawal is subject to taxes on earnings. If the owner has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold 10% from the taxable portion of the systematic withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 24.) You may wish to consult a tax adviser regarding any tax consequences that might result prior to electing the Systematic Withdrawal Option.

We reserve the right to discontinue offering the Systematic Withdrawal Option upon 30 days written notice. We also reserve the right to charge a fee for such service.

DOLLAR COST AVERAGING OPTION

If you have at least $5,000 of Accumulated Value in Fidelity Money Market, you may choose to have a specified dollar amount transferred from this Portfolio to other Portfolios in the Separate Account or to the General Account Guaranteed Options on a monthly basis. The main objective of Dollar Cost Averaging is to shield your investment from short term price fluctuations. Since the same dollar amount is transferred to other Portfolios each month, more units are purchased in a Portfolio if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

This Dollar Cost Averaging Option may be elected on the customer order form or at a later date. The minimum amount that may be transferred each month into any Portfolio or General Account Guaranteed Option is $250. The maximum amount which may be transferred is equal to the Accumulated Value in Fidelity Money Market when elected, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. The dollar amount will be allocated to the Portfolios in the proportions you specify on the appropriate Company form, or, if none are specified, in accordance with your original investment allocation. If, on any transfer date, the Accumulated Value is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the option will end. You may change the transfer amount once each Contract Year, or cancel this option by sending the appropriate Company form to our Administrative Offices which must be received at least seven days before the next transfer date.

IRS-REQUIRED DISTRIBUTIONS

Prior to the Annuity Date, if you or, if applicable, a Joint Owner dies before the entire interest in the Contract is distributed, the value of the Contract must be distributed to the Owner's Designated Beneficiary (unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit) as described in this section so that the Contract qualifies as an annuity under the Code. If the death occurs on or after the Annuity Date, the remaining portions of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the death occurs before the Annuity Date, the entire interest in the Contract will be distributed within five years after date of death or be paid under an Annuity Payment Option under which payments will begin within one year of the Contract Owner's death and will be made for the life of the Owner's Designated Beneficiary or for a period not extending beyond the life expectancy of that beneficiary. The Owner's Designated Beneficiary is the person to whom ownership of the Contract passes by reason of death.

If any portion of the Contract Owner's interest is payable to (or for the benefit of) the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

MINIMUM BALANCE REQUIREMENT

We will transfer the balance in any Portfolio that falls below $250 (or $1,000 in the case of any General Account Guaranteed Option balance), due to a partial withdrawal or Exchange, to the remaining Portfolios held under that Contract on a pro rata basis. In the event that the entire value of the Contract falls below $1,000, you may be notified that the Accumulated Value of your account is below the Contract's minimum requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the Contract Owner. The full proceeds would be taxable as a withdrawal. We will not exercise this right with respect to Qualified Contracts.

DESIGNATION OF AN ANNUITANT'S BENEFICIARY

The Contract Owner may select one or more Annuitant's Beneficiaries and name them in the customer order form. Thereafter, while the Annuitant is living, the Contract Owner may change the Annuitant's Beneficiary by sending us the appropriate Company form. Such change will take effect on the date such form is signed by the Contract Owner but will not affect any payment made or other action taken before the Company acknowledges such form. You may also make the designation of Annuitant's Beneficiary irrevocable by sending us the appropriate Company form and obtaining approval from the Company. Changes in the Annuitant's Beneficiary may then be made only with the consent of the designated irrevocable Annuitant's Beneficiary.

If the Annuitant dies prior to the Annuity Date, the following will apply unless the Contract Owner has made other provisions.

  (a) If there is more than one Annuitant's Beneficiary, each will share in the Death Benefits equally;

  (b) If one or two or more Annuitant's Beneficiaries have already died, that share of the Death Benefit will be paid equally to the survivor(s);

  (c) If no Annuitant's Beneficiary is living, the proceeds will be paid to the Contract Owner;

  (d) If an Annuitant's Beneficiary dies at the same time as the Annuitant, the proceeds will be paid as though the Annuitant's Beneficiary had died first. If an Annuitant's Beneficiary dies within 15 days after the Annuitant's death and before the Company receives due proof of the Annuitant's death, proceeds will be paid as though the Annuitant's Beneficiary had died first.

If an Annuitant's Beneficiary who is receiving Annuity Payments dies, any remaining payments certain will be paid to that Annuitant's Beneficiary's named beneficiary(ies) when due. If no Annuitant's Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is the Annuitant, this right will pass to his or her estate. If a Life Annuity with Period Certain option was elected, and if the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid to the Annuitant's Beneficiary or your designated Payee.

DEATH OF ANNUITANT PRIOR TO ANNUITY DATE

If the Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Annuitant's Beneficiary. The Death Benefit is calculated and is payable upon receipt of due Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the Annuity Date. Upon receipt of this proof, the Death Benefit will be paid within seven days, or as soon thereafter as the Company has sufficient information about the Annuitant's Beneficiary to make the payment. The Annuitant's Beneficiary may receive the amount payable in a lump sum cash benefit or under one of the Annuity Payment Options.

The Death Benefit is the greater of:

  (1) The Accumulated Value on the date we receive due Proof of Death; or

  (2) The Adjusted Death Benefit.

During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

ANNUITY DATE

You may specify an Annuity Date, which can be no later than the first day of the month after the Annuitant's 85th birthday, without the Company's prior approval. The Annuity Date is the date that Annuity Payments are scheduled to commence under the Contract unless the Contract has been surrendered or an amount has been paid as proceeds to the designated Annuitant's Beneficiary prior to that date.

You may advance or defer the Annuity Date. However, the Annuity Date may not be advanced to a date prior to 30 days after the date of receipt of a written request or, without the Company's prior approval, deferred to a date beyond the first day of the month after the Annuitant's 85th birthday. The Annuity Date may only be changed by written request during the Annuitant's lifetime and must be made at least 30 days before the then-scheduled Annuity Date. The Annuity Date and Annuity Payment Options available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.

LUMP SUM PAYMENT OPTION

You may surrender the Contract at any time while the Annuitant is living and before the Annuity Date. The Surrender Value is equal to the Accumulated Value, adjusted for any Market Value Adjustment or other deductions applicable to amounts allocated to a General Account Guaranteed Option, less any amount allocated to the Guaranteed Equity Option, less any applicable deferred sales load (i.e., surrender charge) and any Premium Taxes incurred but not yet deducted.

ANNUITY PAYMENT OPTIONS

All Annuity Payment Options (except for the Designated Period Annuity Option) are offered as "Variable Annuity Options." This means that Annuity Payments, after the initial payment, will reflect the investment experience of the Portfolio or Portfolios you have chosen. All Annuity Payment Options are also offered as "Fixed Annuity Options." This means that the amount of each payment will be set on the Annuity Date and will not change. The following Annuity Payment Options are available under the Contract:

Life Annuity--Monthly Annuity Payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death.

Joint and Last Survivor Annuity--Monthly Annuity Payments are paid for the life of two Annuitants and thereafter for the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

Life Annuity with Period Certain--Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain of not less than 120, 180, or 240 months, as elected.

Installment or Unit Refund Life Annuity--Available as either a Fixed (Installment Refund) or Variable (Unit Refund) Annuity Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain determined by dividing the Accumulated Value by the first Annuity Payment.

Designated Period Annuity--Only available as a Fixed Annuity Option. Monthly Annuity Payments are paid for a Period Certain as elected, which may be from 10 to 30 years.

Before the Annuity Date and while the Annuitant is living, you may change the Annuity Payment Option by written request. The request for change must be made at least 30 days prior to the Annuity Date and is subject to the approval of the Company. If an Annuity Payment Option is chosen that depends on the continuation of the life of the Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment will generally be greater.

All or part of the Accumulated Value may be placed under one or more Annuity Payment Options. If Annuity Payments are to be paid under more than one option, the Company must be told what part of the Accumulated Value is to be paid under each option.

If at the time of any Annuity Payment you have not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portions of such Annuity Payment and remit that amount to the federal government.

In the event that an Annuity Payment Option is not selected, the Company will make monthly Annuity Payments that will go on for as long as the Annuitant lives (120 payments guaranteed) in accordance with the Life Annuity with Period Certain Option and the annuity benefit sections of the Contract. That portion of the Accumulated Value that has been held in a Portfolio prior to the Annuity Date will be applied under a Variable Annuity Option based on the performance of that Portfolio. Subject to approval by the Company, you may select any other Annuity Payment Option then being offered by the Company. All Fixed Annuity Payments and the initial Variable Annuity Payment are guaranteed to be not less than as provided by the Annuity Tables and the Annuity Payment Option elected by the Contract Owner. The minimum payment, however, is $100. If the Accumulated Value is less than $5,000, or less than $2,000 for Texas Contract Owners, the Company has the right to pay that amount in a lump sum. From time to time, the Company may require proof that the Annuitant or Contract Owner is living. Annuity Payment Options are not available to: (1) an assignee; or (2) any other than a natural person, except with the consent of the Company.

We may, at the time of election of an Annuity Payment Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables found in the Contract.

The value of Variable Annuity Payments will reflect the investment experience of the chosen Portfolio. Only one Variable Annuity Option may be chosen from among those made available by the Company for each Portfolio. The Annuity Tables, which are contained in the Contract and are used to calculate the value of the initial Variable Annuity Payment, are based on an assumed interest rate of 4%. If the actual net investment experience exactly equals the assumed interest rate, then the Variable Annuity Payments will remain the same (equal to the first Annuity Payment). However, if actual investment experience exceeds the assumed interest rate, the Variable Annuity Payments will increase; conversely, they will decrease if the actual experience is lower. The method of computation of Variable Annuity Payments is described in more detail in the Statement of Additional Information.

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

After the Annuity Date, you may change the Portfolio funding the Variable Annuity Payments on the appropriate Company form or by calling our Administrative Offices at 1-800-866-6007.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum Death Benefit due from the Separate Account will occur within seven days from the date the election becomes effective except that the Company may be permitted to defer such payment if:
(1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted; or
(2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Contract Owners.

As to amounts allocated to the General Account, we may, at any time, defer payment of the Surrender Value for up to six months after we receive a request for it. We will allow interest of at least 4% annually on any Surrender Value payment derived from the General Account that we defer 30 days or more.

                           FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The ultimate effect of federal income taxes on the amounts paid for the Contract, on the investment return on assets held under a Contract, on Annuity Payments, and on the economic benefits to the Contract Owner, Annuitant or Annuitant's Beneficiary, depends on the terms of the Contract, the Company's tax status and upon the tax status of the individuals concerned. The following discussion is general in nature and is not intended as tax advice. You should consult a tax adviser regarding the tax consequences of purchasing a Contract. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury regulations or the current interpretations by the Internal Revenue Service. We reserve the right to make uniform changes in the Contract to the extent necessary to continue to qualify the Contract as an annuity. For a discussion of federal income taxes as they relate to the Funds, please see the accompanying Prospectuses for the Funds.

TAXATION OF ANNUITIES IN GENERAL

Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under it. However, under certain circumstances, the increase in value may be subject to current federal income tax. (See "Contracts Owned by Non-Natural Persons," page 26 and
"Diversification Standards," page 26).

Section 72 provides that the proceeds of a full or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract," as that term is defined in the Code. The "investment in the Contract" can generally be described as the cost of the Contract, and generally constitutes all Purchase Payments paid for the Contract less any amounts received under the Contract that are excluded from the individual's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

Upon receipt of a full or partial withdrawal or an Annuity Payment under the Contract, you will be taxed if the value of the Contract exceeds the investment in the Contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates. Partial withdrawals are generally taken out of earnings first and then purchase payments.

For Fixed Annuity Payments, in general, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income tax rates. For Variable Annuity Payments, in general, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed at ordinary income tax rates. Once the excludible portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.

Withholding of federal income taxes on all distributions is required unless the recipient elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, taxes will be withheld on distributions to non-resident aliens at a 30% flat rate unless an exemption from withholding applies under the applicable tax treaty.

With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. However, the penalty tax will not apply to withdrawals (i) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, the death of the Annuitant, who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts; (ii) attributable to the taxpayer's becoming disabled within the meaning of Code Section 72(m)(7); (iii) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary;
(iv) from a qualified plan (note, however, other penalties may apply); (v) under a qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract as defined in Section 72(u)(4); (vii) allocable to the investment in the Contract prior to August 14, 1982; or (viii) that are purchased by an employer on termination of certain types of qualified plans and that are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under Qualified Contracts.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iii) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

DISTRIBUTION-AT-DEATH RULES

In order to be treated as an annuity contract, a Contract must generally provide the following two distribution rules: (a) if any Contract Owner dies on or after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as quickly as the method in effect on the Contract Owner's death; and (b) if any Contract Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. To the extent such interest is payable to the Owner's Designated Beneficiary, however, such interests may be annuitized over the life of that Owner's Designated Beneficiary or over a period not extending beyond the life expectancy of that Owner's Designated Beneficiary, so long as distributions commence within one year after the Contract Owner's death. If the Owner's Designated Beneficiary is the spouse of the Contract Owner, the Contract (together with the deferral on tax on the accrued and future income thereunder) may be continued unchanged in the name of the spouse as Contract Owner. The term Owner's Designated Beneficiary means the natural person named by the Contract Owner as a beneficiary and to whom ownership of the Contract passes by reason of the Contract Owner's death (unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit).

If the Contract Owner is not an individual, the death of the "primary Annuitant" (as defined under the Code) is treated as the death of the Contract Owner. The primary Annuitant is the individual who is of primary importance in affecting the timing or the amount of payout under a Contract. In addition, when the Contract Owner is not an individual, a change in the primary Annuitant is treated as the death of the Contract Owner. Finally, in the case of joint Contract Owners, the distribution will be required at the death of the first of the Contract Owners.

TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract to the Contract Owner at the time of such transfer. The investment in the Contract of the transferee will be increased by any amount included in the Contract Owner's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code
Section 1041(a).

CONTRACTS OWNED BY NON-NATURAL PERSONS

Where the Contract is held by a non-natural person (for example, a corporation), the Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is includible in taxable income each year. The rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. If an employer is the nominal owner of a Contract, and the beneficial owners are employees, then the Contract is not treated as being held by a non-natural person. The rule also does not apply where the Contract is acquired by the estate of a decedent, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity, as defined under Section 72(u)(4) of the Code.

ASSIGNMENTS

A transfer of ownership of a Contract, a collateral assignment or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant or beneficiary that are not discussed herein. A Contract Owner contemplating such a transfer or assignment of a Contract should contact a tax adviser with respect to the potential tax effects of such a transaction.

MULTIPLE CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer's gross income. Thus, any amount received under any Contract prior to the Contract's Annuity Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. The aggregation rules do not apply to immediate annuities as defined under Section 72(u)(4) of the Code. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts.

DIVERSIFICATION STANDARDS

To comply with certain diversification regulations (the "Regulations") under Code Section 817(h), after a start up period, the Separate Account will be required to diversify its investments. The Regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of the Separate Account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolios in which each such division invests. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality will be treated as a separate issuer for purposes of those limitations.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or ruling are issued, the Contracts may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contracts, as necessary, to prevent the Contract Owner from being considered the owner of assets of the Separate Account.

We intend to comply with the Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

403(B) CONTRACTS

Contracts will be offered in connection with retirement plans adopted by public school systems and certain tax-exempt organizations (Code Section 501(c)(3) organizations) for their employees under Section 403(b) of the Code; except, as discussed below and subject to any conditions in an employer's plan, a Contract used in connection with a Section 403(b) Plan offers the same benefits and is subject to the same charges described in this Prospectus.

The Code imposes a maximum limit on annual Purchase Payments which may be excluded from your gross income. Such limit must be calculated in accordance with Sections 403(b), 415 and 402(g) of the Code. In addition, Purchase Payments will be excluded from your gross income only if the 403(b) Plan meets certain Code non-discrimination requirements.

Under your 403(b) Contract, you may borrow against your Contract's Surrender Value after the first Contract Year. No additional loans will be extended until prior loan balances are paid in full. The loan amount must be at least $1,000 and your Contract must have a minimum vested Accumulated Value of $2,000. The loan amount may not exceed the lesser of (a) or (b), where (a) is 50% of the Contract's vested Accumulated Value on the date on which the loan is made, and
(b) is $50,000 reduced by the excess, if any, of the highest outstanding balance of loans during the one-year period ending on the day before the current loan is made over the outstanding balance of loans on the date of the current loan. If you are married, your spouse must consent in writing to a loan request. This consent must be given within the 90-day period before the loan is to be made.

On the first Business Day of each calendar month, the Company will determine a loan interest rate. The loan interest rate for the calendar month in which the loan is effective will apply for one year from the loan effective date. Annually on the anniversary of the loan effective date, the rate will be adjusted to equal the loan interest rate determined for the month in which the loan anniversary occurs.

Principal and interest on loans must be repaid in substantially level payments, not less frequently than quarterly, over a five year term except for certain loans for the purchase of a principal residence. If the loan interest rate is adjusted, future payments will be adjusted so that the outstanding loan balance is amortized in equal quarterly installments over the remaining term. A $40 processing fee is charged for each loan. The remainder of each repayment will be credited to the individual account.

If a loan payment is not made when due, interest will continue to accrue. The defaulted payment plus accrued interest will be deducted from any future distributions under the Contract and paid to us. Any loan payment which is not made when due, plus interest, will be treated as a distribution, as permitted by law. The loan payment may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. When a loan is made, unless instructed to the contrary by the Annuitant, the number of Accumulation Units equal to the loan amount will be withdrawn from the individual account and placed in the Collateral Fixed Account. Accumulation Units taken from the individual account to provide a loan do not participate in the investment experience of the related Portfolios or the guarantees of the General Account Guaranteed Options. The loan amount will be withdrawn on a pro rata basis first from the Portfolios to which Accumulated Value has been allocated, and if that amount is insufficient, collateral will then be transferred from the General Account Guaranteed Options--except the Guaranteed Equity Option. As with any withdrawal, Market Value Adjustments or other deductions applicable to amounts allocated to General Account Guaranteed Options may be applied and no amounts may be withdrawn from the Guaranteed Equity Option. Until the loan is repaid in full, that portion of the Collateral Fixed Account shall be credited with interest at a rate of 2% less than the loan interest rate applicable to the loan--however, the interest rate credited will never be less than the General Account Guaranteed Option's guaranteed rate of 3%.

A bill in the amount of the quarterly principal and interest will be mailed directly to you in advance of the payment due date. The initial quarterly repayment will be due three months from the loan date. The loan date will be the date that the Company receives the loan request form in good order. Payment is due within 30 calendar days after the due date. Subsequent quarterly installments are based on the first due date.

When repayment of principal is made, Accumulation Units will be reallocated on a current value basis among the same investment Portfolios and/or General Account Guaranteed Options and in the same proportion as when the loan was initially made, unless the Annuitant specifies otherwise. If a repayment in excess of a billed amount is received, the excess will be applied towards the principal portion of the outstanding loan. Payments received which are less than the billed amount will not be accepted and will be returned to you.

If a partial surrender is taken from your individual account due to nonpayment of a billed quarterly installment, the date of the surrender will be the first business day following the 30 calendar day period in which the repayment was due.

Prepayment of the entire loan is allowed. At the time of prepayment, the Company will bill you for any accrued interest. The Company will consider the loan paid when the loan balance and accrued interest are paid.

If the individual account is surrendered or if the Annuitant dies with an outstanding loan balance, the outstanding loan balance and accrued interest will be deducted from the Surrender Value or the Death Benefit, respectively. If the individual account is surrendered, with an outstanding loan balance, due to the Contract Owner's death or the election of an Annuity Payment Option, the outstanding loan balance and accrued interest will be deducted.

The Company may require that any outstanding loan be paid if the individual account value falls below an amount equal to 25% of total loans outstanding.

The Code requires the aggregation of all loans made to an individual employee under a single employer-sponsored 403(b) Plan. However, since the Company has no information concerning the outstanding loans that you may have with other companies, it will only use the information available under Contracts issued by the Company.

The Code imposes restrictions on full or partial surrenders from 403(b) individual accounts attributable to Purchase Payments under a salary reduction agreement and to any earnings on the entire 403(b) individual account credited on and after January 1, 1989. Surrenders of these amounts are allowed only if the Contract Owner (a) has died, (b) has become disabled, as defined in the Code, (c) has attained age 59 1/2, or (d) has separated from service. Surrenders are also allowed if the Contract Owner can show "hardship," as defined by the Internal Revenue Service, but the surrender is limited to the lesser of Purchase Payments made on or after January 1, 1989 or the amount necessary to relieve the hardship. Even if a surrender is permitted under these provisions, a 10% federal tax penalty may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions. (See "Taxation of Annuities in General," page 24).

Under the Code, you may request a full or partial surrender of an amount equal to the individual account cash value as of December 31, 1988 (the "grandfathered" amount), subject to the terms of the 403(b) Plan. Although the Code surrender restrictions do not apply to this amount, a 10% federal penalty tax may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions (See "Taxation of Annuities in General," page 24).

The Company believes that the Code surrender restrictions do not apply to tax-free transfers pursuant to Revenue Ruling 90-24. The Company further believes that the surrender restrictions will not apply to any "grandfathered" amount transferred pursuant to Revenue Ruling 90-24 into another 403(b) Contract.

                              GENERAL INFORMATION

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Funds, or of another registered, open-end management investment company, if the shares of the Portfolios are no longer available for investment, or, if in the Company's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Contract Owner's interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

New Portfolios may be established at the discretion of the Company. Any new Portfolios will be made available to existing Contract Owners on a basis to be determined by the Company. The Company may also eliminate one or more Portfolios if marketing, tax, investment or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

VOTING RIGHTS

The Funds do not hold regular meetings of shareholders. The Directors/Trustees of each Fund may call special meetings of shareholders as may be required by the 1940 Act or other applicable law. To the extent required by law, the Portfolio shares held in the Separate Account will be voted by the Company at shareholder meetings of each Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. Fund shares as to which no timely instructions are received or shares held by the Company as to which Contract Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

The number of votes that are available to a Contract Owner will be calculated separately for each Portfolio. That number will be determined by applying his or her percentage interest, if any, in a particular Portfolio to the total number of votes attributable to the Portfolio.

Prior to the Annuity Date, a Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Annuity Date, the person receiving Annuity Payments has the voting interest. The number of votes after the Annuity Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Annuity Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the corresponding Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by such Fund.

AUDITORS

Ernst & Young LLP serves as independent auditors for the Separate Account and the Company and will audit their financial statements annually.

LEGAL MATTERS

Jorden Burt Berenson & Johnson LLP of Washington, D.C., has provided legal advice relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of Missouri law pertaining to the validity of the Contract and the Company's right to issue such Contracts have been passed upon by Kimberly A. Scouller, Esquire, on behalf of the Company.

          TABLE OF CONTENTS FOR THE PROVIDIAN MARQUEE VARIABLE ANNUITY

              AND PROVIDIAN MARQUEE VARIABLE ANNUITY A-UNITS

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE

THE CONTRACTS..................................................................2
  Computation of Variable Annuity Income Payments..............................2
  Exchanges....................................................................3
  Exceptions to Charges and to Transaction or Balance Requirements.............3
GENERAL MATTERS................................................................3
  Non-Participating............................................................3
  Misstatement of Age or Sex...................................................3
  Assignment...................................................................4
  Annuity Data.................................................................4
  Annual Statement.............................................................4
  Incontestability.............................................................4
  Ownership....................................................................4
PERFORMANCE INFORMATION........................................................4
  Money Market Subaccount Yields...............................................5
  30-Day Yield for Non-Money Market Subaccounts................................5
  Standardized Average Annual Total Return for Market Subaccounts..............5
ADDITIONAL PERFORMANCE MEASURES................................................7
  Non-Standardized Actual Total Return and Non-Standardized Actual Average
  Annual Total Return..........................................................7
  Non-Standardized Total Return Year-to-Date..................................10
  Non-Standardized One Year Return............................................11
  Non-Standardized Hypothetical Total Return and Non-Standardized
  Hypothetical Average Annual Total  Return...................................12
  Individualized Computer Generated Illustrations.............................32
PERFORMANCE COMPARISONS.......................................................32
SAFEKEEPING OF ACCOUNT ASSETS.................................................34
THE COMPANY...................................................................34
STATE REGULATION..............................................................34
RECORDS AND REPORTS...........................................................35
DISTRIBUTION OF THE CONTRACTS.................................................35
LEGAL PROCEEDINGS.............................................................35
OTHER INFORMATION.............................................................35
FINANCIAL STATEMENTS..........................................................35
  Audited Financial Statements................................................35

                                  APPENDIX A

THE GENERAL ACCOUNT

Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 ("1933 Act"), nor under the 1940 Act. Thus, neither our General Account, nor any interest therein are generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the Company has been advised that the staff of the SEC has not reviewed the disclosure in this Appendix relating to the General Account. These disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Note: The General Account Guaranteed Options, or certain of them, are currently available for sale in most, but not all, states. Please check with your sales representative for details of the availability of these features before purchasing.

Note: The following descriptions of the General Account Guaranteed Options apply to Contracts issued on or after May 1, 1997. Contract Holders with Contracts issued before that date should refer to the discussion of the General Account Guaranteed Options in the prospectus which preceded or accompanied their purchase of the Contract.

The General Account contains all of the assets of the Company other than those in the separate accounts we establish. The Company has sole discretion to invest the assets of the General Account, subject to applicable law. Allocation of any amounts to the General Account does not entitle you to share directly in the investment experience of these assets.

There are three fixed options under the General Account: the One-Year Guaranteed Rate Option, the Multi-Year Guaranteed Rate Option, and the Guaranteed Equity Option, each described below:

                                  PART 1

If your state of issue is any state other than DC, IN, MD, MA, OK, PA, TX or VA, this Part 1 describes the General Account Guaranteed Options applicable to your Contract. Check with your sales representative for additional details regarding availability. For other states, please see Part 2 to this Appendix.


                     One-Year Guaranteed Rate Option

You may allocate your Accumulated Value to this option at any time. Any allocations you make to the one-year guarantee period must be at least $1,000 and you must maintain a minimum balance of $1,000 in each one-year guarantee period. The Accumulated Value you allocate under this option earns interest at a rate declared by the Company at the time your allocation is made with a guarantee that the Accumulated Value in this General Account Guaranteed Option will not be less than the amounts allocated, plus 3% annually.

You may allocate any or all of your Accumulated Value from this General Account Guaranteed Option to any of the Subaccounts or other General Account Guaranteed Options at any time before the end of the one-year guarantee period. However, for any amounts so transferred and for full and partial withdrawals of amounts allocated to this General Account Guaranteed Option prior to the end of the one-year guarantee period, we will deduct an amount equal to the interest earned on the amount transferred or withdrawn during the previous 90 days at the applicable one-year rate, subject to a guarantee that any amounts allocated to this General Account Guaranteed Option will earn interest of at least 3% annually. For full and partial withdrawals of amounts allocated to this General Account Guaranteed Option, we will also deduct any applicable surrender charge.

If you have more than one allocation in this option, you may choose which allocation or allocations any exchanges or surrenders are to be made from. If you do not specify which allocation or allocations to take the exchanges or surrenders from, we will first take from the allocation with the shortest time remaining until the end of its guarantee period and then from the allocation or allocations with the next shortest time remaining until the amount of the exchange or withdrawal is reached.

At the end of the one-year guarantee period, you may, without loss of interest, elect to transfer all or part of your Accumulated Value under this option to any of the Subaccounts or transfer to another General Account Guaranteed Option or renew your participation in this option. Notice of such an election must be provided to the Company by phone or in writing no later than 10 days after the end of the one-year guarantee period (and each subsequent one-year guarantee period). If no such election is made, your Accumulated Value will automatically be renewed under this option for the next one-year guarantee period.

                    Multi-Year Guaranteed Rate Option

You may allocate your Accumulated Value to this option at any time. You may select any guarantee period then offered. The Company currently expects to offer guarantee periods of two to ten years, inclusive but reserves the right to change such offerings in its discretion. Any allocations you make to a guarantee period must be at least $1,000 and you must maintain a minimum balance of $1,000 in each guarantee period. The Accumulated Value you allocate under this option earns interest at a rate declared by the Company applicable to the guarantee period you select at the time your allocation is made with a guarantee that the Accumulated Value in this General Account Guaranteed Option will not be less than the amount initially allocated, plus 3%, compounded annually.

You may allocate any or all of your Accumulated Value from this General Account Guaranteed Option to any of the Subaccounts or other General Account Guaranteed Options at any time before the end of the selected guarantee period. However, for any amounts so transferred we will apply a Market Value Adjustment (as described below) against such amounts. For full and partial withdrawals of amounts allocated to this General Account Guaranteed Option prior to the end of the selected guarantee period, we will apply a Market Value Adjustment (as described below) against such amounts withdrawn and we will deduct any applicable surrender charge.

The Market Value Adjustment ("MVA") Factor for the Multi-Year Guaranteed Rate Option will be as follows:

                                N X (B--E)

                                   12

where N=the number of months left in the guarantee period at the time of the transfer or surrender (including any partial months which will count as full months for purposes of this calculation).

  B=the interest rate in effect for the applicable guarantee period which was declared on the date of the applicable allocation.

  E=the constant maturity Treasury rate for the duration equal to that of the applicable guarantee period (or, if not published, the published constant maturity rate of the next longest maturity).

The MVA is applied to the Accumulated Value in order to determine the net amount of the transfer or surrender under this option. Generally, if the declared interest rate at the beginning of the guarantee period is lower than the applicable constant maturity Treasury rate prevailing at the time of the transfer or surrender, then the application of the MVA will result in a lower payment upon transfer or surrender. Similarly, if the declared rate at the beginning of the guarantee period is higher than the prevailing applicable constant maturity Treasury rate at the time of transfer or surrender, then the application of the MVA will result in a higher payment upon transfer or surrender.

The following is an example of how your Accumulated Value under the Multi-Year Guaranteed Rate Option with a five-year guarantee period is affected by a positive Market Value Adjustment:

Assume an initial allocation of $100,000 when the declared interest rate of a five-year guarantee period is 8%. At the end of 12 months, your Accumulated Value is $108,000. Assume also you surrender at the end of one year with 48 months of the guarantee period remaining and the five-year constant maturity Treasury rate is 7%.

  Accumulated Value = $108,000

     MVA Factor = 48 X 08 - .07 = 4 X .01 = .04
                 12

      Adjustment = $108,000 x .04 = $4,320

                 = $108,000 + $4,320 = $112,320 = Net amount of transfer or surrender (before application of a surrender charge)

The following is an example of how your Accumulated Value under the Multi-Year Guaranteed Rate Option with a five year guarantee period is affected by a negative Market Value Adjustment:

Assume an initial allocation of $100,000 when the declared interest rate for a five-year guarantee period is 8%. At the end of 12 months, your Accumulated Value is $108,000. Assume also you surrender at the end of one year with 48 months remaining in the guarantee period and the five-year constant maturity Treasury rate is 9%.

  Accumulated Value = $108,000

     MVA Factor = 48 X 08 - .09 = 4 X- .01 = -.04

                 12

      Adjustment = $108,000 X -.04 = -$4,320

                = $108,000 - $4,320 = $103,680 = Net amount of transfer or surrender (before application of a surrender charge)

Notwithstanding application of a negative Market Value Adjustment, any Net Purchase Payments allocated to this General Account Guaranteed Option will earn interest of at least 3%, compounded annually.

If you have more than one allocation in this option, you may choose which allocation or allocations any exchanges or surrenders are to be made from. If you do not specify which allocation or allocations to take the exchanges or surrenders from, we will first take from the allocation with the shortest time remaining until the end of its guarantee period and then from the allocation or allocations with the next shortest time remaining until the amount of the exchange or withdrawal is reached.

At the end of the selected guarantee period and within a ten-day period starting on the first day of any automatic renewal (as described below), you may, without loss of interest, elect to transfer any or all of your Accumulated Value under this option to any of the Subaccounts or transfer to another General Account Guaranteed Option or renew your participation in this option for any guarantee period then available whose ending date is not later than the Annuity Date at a rate the Company declares at the time of renewal. Such election may also be provided in writing to the Company before the end of the guarantee period (and each subsequent guarantee period). If no election is made, your Accumulated Value will automatically be renewed under this option for another guarantee period of the same duration as the one just ended at a rate we declare at the time of the renewal. In cases where such a renewal would result in a guarantee period whose ending date is later than the Annuity Date, we will transfer the value of that allocation to the Federated Money Market Portfolio.

                         Guaranteed Equity Option

You may allocate your Accumulated Value to this option as of the first business day of each month. Any allocations you make must be at least $1,000.

On the date you make an allocation to this option the Company will declare:
(a) the duration of the guarantee period applicable to the allocation; (b) the duration of the Averaging Period and (c) the Participation Rate. (The Averaging Period and the Participation Rate are described below.) Each allocation will have its own guarantee period, Averaging Period and Participation Rate.

During the guarantee period applicable to Accumulated Value allocated to this option, the Company will credit 90% of the amount allocated plus interest at a guaranteed annual effective rate of 3%, compounded annually. At the end of the guarantee period we will credit an additional amount equal to the amount by which (x) exceeds (y), where (x) equals the amount allocated plus a declared portion of the percentage change in the S&P 500 Composite Stock Price Index ("S&P 500 Index") from its value on the date Accumulated Value is allocated to a value determined at the end of the guarantee period multiplied by the amount allocated (all calculated as described below); and (y) equals 90% of the amount allocated plus the total amount of interest credited during the guarantee period.

The amount (x) in the preceding paragraph is equal to (i) the amount allocated to the applicable guarantee period plus (ii) the amount allocated multiplied by the following factor:

                 PR X [(EV/SV)-1]

where PR = the Participation Rate;

   EV= the average closing values of the S&P 500 Index on the last business day of each month during the Averaging Period; and

   SV= the closing value of the S&P 500 Index on the date Accumulated Value is allocated to this option.

The "Participation Rate" is the rate at which you participate in the percentage change of the S&P 500 Index for an allocation as used in the calculation above. It will be declared by the Company with respect to each allocation to this option. In no event will the Participation Rate be less than 0%.

The "Averaging Period" is the number of months prior to the end of an allocation's guarantee period that we will use to determine the ending value of the S&P 500 Index for that allocation's guarantee period for purposes of this option as used in the calculation above. It will be declared by the Company with respect to each allocation to this option. In no event will the Averaging Period be less than one.

("S&P" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Company.)

THIS OPTION IS ILLIQUID FOR THE ENTIRE GUARANTEE PERIOD AND, ACCORDINGLY, DOES NOT PERMIT ANY EXCHANGES OR REALLOCATIONS OF ACCUMULATED VALUE TO THE SUBACCOUNTS OR OTHER GENERAL ACCOUNT GUARANTEED OPTIONS OR FULL OR PARTIAL WITHDRAWALS DURING SUCH GUARANTEE PERIOD. However, during such guarantee period, the Accumulated Value allocated under this option may be annuitized under any of the Annuity Payment Options.

(The S&P 500 Index is a stock price index. Its composition and calculation does not include dividends, if any, paid upon component stocks of the index nor reinvestment, if any, or such dividends.)

At the end of the guarantee period, you may, without loss of earnings, elect to transfer all or part of your Accumulated Value under this option to any of the Subaccounts, transfer into another General Account Guaranteed Option or renew your participation in this option. Such election must be received by the Company no later than 30 days prior to the end of the guarantee period. If no election is received, your Accumulated Value will automatically be transferred to the Federated Prime Money Portfolio.

                                  PART 2

If your state of issue is DC, IN, MD, MA, OK, PA, TX or VA, this Part 2 describes the General Account Guaranteed Options applicable to your Contract. Check with your sales representative for additional details regarding availability. For other states, please see Part 1 to this Appendix.

                     One-Year Guaranteed Rate Option

Note: In certain marketing and customer communication materials, including the customer order form and Contract, the One-Year Guaranteed Rate Option may be titled the "One-Year Guaranteed Index Rate Option" and this term is used in the description below.

You may allocate your Accumulated Value to this option at any time. The Accumulated Value you allocate under this option earns interest equal to 80% of the one-year constant maturity Treasury rate at the time your allocation is made with a guarantee that the Accumulated Value in this General Account Guaranteed Option will not be less than the amounts allocated, plus 3%, compounded annually.

You may allocate any or all of your Accumulated Value from this General Account Guaranteed Option to any of the Subaccounts or other General Account Guaranteed Options at any time before the end of the one-year guarantee period. However, for any amounts so transferred we will deduct an amount equal to the interest the transferred value earned over the previous 90 days at the applicable one-year rate. For full and partial withdrawals of amounts allocated to this General Account Guaranteed Option prior to the end of the one-year guarantee period, we will deduct an amount equal to the interest earned on the amount withdrawn during the previous 90 days at the applicable one-year rate plus we will deduct any applicable surrender charge.

At the end of the one-year guarantee period, you may, without loss of interest, elect to transfer all or part of your Accumulated Value under this option to any of the Subaccounts or transfer to another General Account Guaranteed Option or renew your participation in this option. Notice of such an election must be provided to the Company no later than 15 days after the end of the one-year guarantee period (and each subsequent one-year guarantee period). If no such election is made, your Accumulated Value will automatically be renewed under this option for the next one-year guarantee period.

                    Multi-Year Guaranteed Rate Option

Note: In certain marketing and customer communication materials, including the customer order form and Contract, the Multi-Year Guaranteed Rate Option may be titled the "Five-Year Guaranteed Index Rate Option" and this term is used in the description below.

You may allocate your Accumulated Value to this option at any time. The only available guarantee period is five-years. The Accumulated Value you allocate under this option earns interest equal to 90% of the five-year constant maturity Treasury rate at the time your allocation is made with a guarantee that the Accumulated Value in this General Account Guaranteed Option will not be less than the amount initially allocated, plus 3%, compounded annually.

You may allocate any or all of your Accumulated Value from this General Account Guaranteed Option to any of the Subaccounts or other General Account Guaranteed Options at any time before the end of the five-year guarantee period. However, for any amounts so transferred we will apply a Market Value Adjustment (as described below) against such amounts. For full and partial withdrawals of amounts allocated to this General Account Guaranteed Option prior to the end of the five-year guarantee period, we will apply a Market Value Adjustment (as described below) against such amounts withdrawn plus we will deduct any applicable surrender charge.

The Market Value Adjustment ("MVA") Factor for the Five-Year Guaranteed Index Rate Option will be as follows:

                         N                       X                                      (B - E)
                        ---                                                             -------
                        12                                                               1 + E

where N
   =the number of months left in the five-year guarantee period at the time of the transfer or surrender (including any partial months which will count as full months for purposes of this calculation);

B =the applicable five-year constant maturity Treasury rate at the beginning of the five-year guarantee period; and

E =the applicable five-year constant maturity Treasury rate at the time of the transfer or surrender.

The MVA is applied to the Accumulated Value in order to determine the net amount of the transfer or surrender under this option prior to the deduction of any applicable surrender charge. Generally, if the five-year constant maturity Treasury rate at the beginning of the five-year guarantee period is lower than the five-year constant maturity Treasury rate prevailing at the time of the transfer or surrender, then the application of the MVA will result in a lower payment upon transfer or surrender. Similarly, if the five-year constant maturity Treasury rate at the beginning of the five-year guarantee period is higher than the prevailing five-year constant maturity Treasury rate at the time of transfer or surrender, then the application of the MVA will result in a higher payment upon transfer or surrender.

The following is an example of how your Accumulated Value under the Five-Year Guaranteed Index Rate Option is affected by a positive Market Value
Adjustment:

Assume an initial allocation of $100,000 when the five-year constant maturity Treasury rate is 8%. At the end of 12 months, your Accumulated Value is $108,000. Assume also you surrender at the end of one year with 48 months of the guarantee period remaining and the five-year constant maturity Treasury rate is 7%.

  Accumulated Value = $108,000

     MVA Factor = 48 X .08 - .07 = 4 X .00935 = .0374
                   12  1 + .07

      Adjustment = $108,000 X .0374 = $4,039

                 = $108,000 + $4,039 = $112,039 = Net amount of transfer or surrender (before application of a surrender charge)

The following is an example of how your Accumulated Value under the Five-Year Guaranteed Index Rate Option is affected by a negative Market Value
Adjustment:

Assume an initial allocation of $100,000 when the five-year constant maturity Treasury rate is 8%. At the end of 12 months, your Accumulated Value is $108,000. Assume also you surrender at the end of one year with 48 months remaining in the guarantee period and the five-year constant maturity Treasury rate is 9%.

  Accumulated Value = $108,000

     MVA Factor = 48 X .08 - .09 = 4 X -.00917 = -.0367
                   12  1 + .09

      Adjustment = $108,000 X -.0367 = -$3,964

                 = $108,000 - $3,964 = $104,036 = Net amount of transfer or surrender (before application of a surrender charge)

Notwithstanding application of a negative Market Value Adjustment under the Five-Year Guaranteed Index Rate Option, any Net Purchase Payments allocated to this General Account Guaranteed Option will earn interest of at least 3%, compounded annually.

At the end of the five-year guarantee period, you may, without loss of interest, elect to transfer any or all of your Accumulated Value under this option to any of the Subaccounts or transfer to another General Account Guaranteed Option or renew your participation in this option. Such election must be provided to the Company before the end of the five-year guarantee period (and each subsequent five-year guarantee period). If no election is made, your Accumulated Value will automatically be renewed under this option for the next five-year guarantee period.

                         Guaranteed Equity Option

Note: In certain marketing and customer communication materials, including the customer order form and Contract, and the Guaranteed Equity Option may be titled the "Five-Year Guaranteed Equity Option" and this term is used in the description below.

You may allocate your Accumulated Value to this option as of the first business day of each month, provided however that, such allocation may occur only after the sixth Contract Year. During the five-year guarantee period applicable to Accumulated Value allocated to this option, we will credit interest at a guaranteed annual effective rate of 3%, compounded annually. At the end of the five-year guarantee period we will credit additional interest in an amount equal to the amount by which (a) exceeds (b), where: (a) equals the percentage change in the S&P 500(R) Composite Stock Price Index ("S&P 500(R) Index") from the date Accumulated Value is allocated to the end of the five-year guarantee period, multiplied by the amount allocated; and (b) equals the total amount of interest credited during the five-year guarantee period. ("S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Company.)

THIS OPTION IS ILLIQUID FOR THE ENTIRE FIVE-YEAR GUARANTEE PERIOD AND, ACCORDINGLY, DOES NOT PERMIT ANY EXCHANGES OR REALLOCATIONS OF ACCUMULATED VALUE TO THE SUBACCOUNTS OR OTHER GENERAL ACCOUNT GUARANTEED OPTIONS OR FULL OR PARTIAL WITHDRAWALS DURING SUCH FIVE-YEAR PERIOD. However, during such guarantee period, the Accumulated Value allocated under this option may be annuitized under any of the Annuity Payment Options.

At the end of the five-year guarantee period, you may, without loss of earnings, elect to transfer all or part of your Accumulated Value under this option to any of the Subaccounts, transfer into another General Account Guaranteed Option or renew your participation in this option. Such election must be received by the Company no later than 30 days prior to the end of the five-year guarantee period. If no election is received, your Accumulated Value will automatically be transferred to Fidelity Money Market. This option may not be available at all times.

              DISCLAIMER REGARDING STANDARD & POOR'S(R) 500 INDEX

  The Guaranteed Equity Option (the "GEO") is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to investors in the GEO or any member of the public regarding the advisability of investing in securities generally or in the GEO particularly or the ability of the S&P 500(R) Index to track general stock market performance. S&P's only relationship to Providian Life and Health Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index which is determined, composed and calculated by S&P without regard to Providian Life and Health Insurance Company or the GEO. S&P has no obligation to take the needs of Providian Life and Health Insurance Company or the investors in the GEO into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the timing of the issuance or sale or quantities of the GEO or in the determination or calculation of the equation by which the GEO is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the GEO.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY, INVESTORS IN THE GEO, OR ANY

OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                              SEPARATE ACCOUNT V
                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
                      PROVIDIAN MARQUEE VARIABLE ANNUITY
                                    AND THE
                  PROVIDIAN MARQUEE VARIABLE ANNUITY A UNITS

                                  Offered by
                  Providian Life and Health Insurance Company
                          (A Missouri Stock Company)
                            Administrative Offices
                                P.O. Box 32700
                          Louisville, Kentucky 40232

                                  ----------

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Providian Marquee variable annuity contracts (the "Contracts" and each a "Contract," respectively) offered by Providian Life and Health Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated April 30, 1997, by calling 1-800-866-6007 or by writing to our Administrative Offices, P.O. Box 32700, Louisville, Kentucky 40232. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                                April 30, 1997

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----

THE CONTRACTS...............................................................  2
 Computation of Variable Annuity Income Payments............................  2
 Exchanges..................................................................  3
 Exceptions to Charges and to Transaction or Balance Requirements...........  3
GENERAL MATTERS.............................................................  3
 Non-Participating..........................................................  3
 Misstatement of Age or Sex.................................................  3
 Assignment.................................................................  4
 Annuity Data...............................................................  4
 Annual Statement...........................................................  4
 Incontestability...........................................................  4
 Ownership..................................................................  4
PERFORMANCE INFORMATION.....................................................  4
 Money Market Subaccount Yields.............................................  5
 30-Day Yield for Non-Money Market Subaccounts..............................  5
 Standardized Average Annual Total Return for Subaccounts...................  5
ADDITIONAL PERFORMANCE MEASURES.............................................  7
 Non-Standardized Actual Total Return and Non-Standardized Actual Average
  Annual Total Return.......................................................  7
 Non-Standardized Total Return Year-to-Date................................. 10
 Non-Standardized One Year Return........................................... 11
 Non-Standardized Hypothetical Total Return and Non-Standardized
  Hypothetical Average Annual Total Return.................................. 12
 Individualized Computer Generated Illustrations............................ 32
PERFORMANCE COMPARISONS..................................................... 32
SAFEKEEPING OF ACCOUNT ASSETS............................................... 34
THE COMPANY................................................................. 34
STATE REGULATION............................................................ 34
RECORDS AND REPORTS......................................................... 35
DISTRIBUTION OF THE CONTRACTS............................................... 35
LEGAL PROCEEDINGS........................................................... 35
OTHER INFORMATION........................................................... 35
FINANCIAL STATEMENTS........................................................ 35

                                 THE CONTRACTS

In order to supplement the description in the applicable Prospectus and Appendix A thereto, the following provides additional information about the Contracts which may be of interest to Contract Owners.

PLEASE NOTE THE FOLLOWING INFORMATION IN CONNECTION WITH THIS STATEMENT OF ADDITIONAL INFORMATION AND THE CONTRACT PROSPECTUSES.

The contract is offered in two versions: a standard Providian Marquee variable annuity contract and a Providian Marquee A Unit variable annuity contract. A separate prospectus describes each version of the Providian Marquee Contract.

In this Statement of Additional Information the standard Providian Marquee Contract is described as a B Unit Contract and all references to B Unit contracts herein should be considered as references to standard Providian Marquee Contracts. (The term "B" Unit Contract is also used to describe the standard Providian Marquee Contract in certain marketing materials and trade publications.) Also, all references in this Statement of Additional Information to A Unit Contracts are, and should be considered as, references to Providian Marquee A Unit Contracts. Discussions in the Statement of Additional Information where no reference is made to A or B Units should be considered applicable to both versions of the Providian Marquee variable annuity contract.

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

The amounts shown in the Annuity Tables contained in your Contract represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Contract corresponding to the Annuity Payment Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment. The Company may, at the time annuity income payments are computed, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days prior to the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an Exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

     (a)  =   the Annuity Unit Value for the immediately preceding Business Day;

     (b)  =   the Net Investment Factor for the day;

     (c)  =   the investment result adjustment factor (.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

     (a)  =   any increase or decrease in the value of the Subaccount due to investment results;

     (b)  =   a daily charge for the mortality and expense risks assumed by the
              Company corresponding to an annual rate according to the following schedule:

                       A Unit Contracts             .65%
                       B Unit Contracts            1.25%

     (c)  =   a daily charge for the cost of administering the Contract
              corresponding to an annual charge of .15% of the value of the Subaccount, plus the Annual Contract Fee.


The Annuity Tables contained in the Contracts are based on the 1983 Table "A" Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in

Massachusetts and Montana, the Annuity Tables contained in the Contract are based on a 60% female/40% male blending of the above for all annuitants of either gender.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing Subaccount to Annuity Units of any other Subaccount(s) then available. The written request for an Exchange must be received by us, however, at least 10 Business Days prior to the first payment date on which the Exchange is to take effect. An Exchange shall result in the same dollar amount as that of the Annuity Payment on the date of Exchange (the Exchange Date). Each year you may make an unlimited number of free Exchanges between Subaccounts. We reserve the right to charge a $15 fee in the future for Exchanges in excess of twelve per Contract Year.

Exchanges will be made using the Annuity Unit Value for the Subaccounts on the date the written request for Exchange is received. On the Exchange Date, the Company will establish a value for the current Subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing Subaccounts and compute the number of Annuity Units for the new Subaccounts by dividing the Annuity Unit Value of the new Subaccounts into the value previously calculated for the existing Subaccounts.

EXCEPTIONS TO CHARGES AND TRANSACTION OR BALANCE REQUIREMENTS

In addition to the Purchase Payment breakpoints discussed in the applicable Prospectus, the Company may impose reduced sales loads, administrative charges or other deductions from Purchase Payments in certain situations where the Company expects to realize significant economies of scale or other economic benefits with respect to the sales of Contracts. This is possible because sales costs do not increase in proportion to the dollar amount of the Contracts sold. For example, the per-dollar transaction cost for a sale of a Contract equal to $5,000 is generally much higher than the per-dollar cost for a sale of Contract equal to $1,000,000. As a result, the applicable sales charge declines as a percentage of the dollar amount of Contracts sold as the dollar amount increases.


The Company may also impose reduced sales loads and reduced administrative charges and fees on sales to directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, Providian Corporation, and certain of their affiliates and certain sales representatives for the Contract. The Company may also grant waivers or modifications of certain minimum or maximum purchase and transaction amounts or balance requirements in these circumstances.

Notwithstanding the above, any variations in the sales loads, administrative charges or other deductions from Purchase Payments or in the minimum or maximum transaction or balance requirements shall reflect differences in costs or services and shall not be unfairly discriminatory against any person.

                                GENERAL MATTERS

NON-PARTICIPATING

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

MISSTATEMENT OF AGE OR SEX

The Company may require proof of age and sex before making Annuity Payments. If the Annuitant's stated age, sex or both in the Contract are incorrect, the Company will change the annuity benefits payable to those benefits which the Purchase Payments would have purchased for the correct age and sex. In the case of correction of the stated age and/or sex after payments have commenced, the Company will (1) in the case of underpayment, pay the full amount due with the next payment; (2) in the case of overpayment, deduct the amount due from one or more future payments.

ASSIGNMENT

Any Non-Qualified Contract may be assigned by you prior to the Annuity Date and during the Annuitant's lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives the appropriate Company form notifying the Company of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the appropriate Company form.

ANNUITY DATA

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

ANNUAL STATEMENT

Once each Contract Year, the Company will send you an annual statement of the current Accumulated Value allocated to each Subaccount and/or the General Account Guaranteed Options; and any Purchase Payments, charges, Exchanges or withdrawals during the year. This report will also give you any other information required by law or regulation. You may ask for an annual statement like this at any time. We will also send you quarterly statements. However, we reserve the right to discontinue quarterly statements at any time.

INCONTESTABILITY

This Contract is incontestable from the Contract Date, subject to the "Misstatement of Age or Sex" provision.

OWNERSHIP

The Contract Owner on the Contract Date is the Annuitant, unless otherwise specified in the application. The Contract Owner may specify a new Contract Owner by sending us the appropriate Company form at any time thereafter. The term Contract Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. During the Annuitant's lifetime, all rights and privileges under this Contract may be exercised solely by the Contract Owner. Upon the death of the Contract Owner, ownership is retained by the surviving Joint Owner or passes to the Owner's Designated Beneficiary, if one has been designated by the Contract Owner. If no Owner's Designated Beneficiary has been selected or if no Owner's Designated Beneficiary is living, then the Owner's Designated Beneficiary is the Contract Owner's estate. From time to time the Company may require proof that the Contract Owner is still living.


PERFORMANCE INFORMATION

Performance information for the Subaccounts including the yield and effective yield of the Fidelity Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Where applicable in calculating performance information, the Annual Contract Fee is reflected as a percentage equal to the total amount of fees collected during a calendar year divided by the total average net assets of the Portfolios during the same calendar year. The fee is assumed to remain the same in each year of the applicable period. (With respect to partial year periods, if any, in the examples, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.)

Where applicable, the following inception dates are used in the calculation of performance figures. For A Unit operations: 7/20/94 for the Fidelity Money Market Portfolio; 8/1/94 for the T. Rowe Price International, Fidelity Growth and Fidelity Asset Manager Portfolios; 9/26/94 for the Dreyfus Growth and Income Portfolio; 11/17/94 for the Fidelity Equity-Income, T. Rowe Price Equity Income,
T. Rowe Price New America Growth, OpCap Advisors Managed and OpCap Advisors Small Cap Portfolios; and 11/18/94 for the Dreyfus Quality Bond and OpCap Advisors U.S. Government Income Portfolios; For B Unit operations: 8/2/94 for the Fidelity Money Market Portfolio; 8/17/94 for the Fidelity Equity-Income, Fidelity Growth, Dreyfus Quality Bond and T. Rowe Price International Portfolios; 8/31/94 for the Dreyfus Growth and Income Portfolio; 9/1/94 for the
T. Rowe Price Equity Income Portfolio; 9/14/94 for the Fidelity Asset Manager Portfolio; 11/3/94 for the OpCap Advisors Managed Portfolio; 11/4/94 for the OpCap Small Cap Portfolio; 12/30/94 for the T. Rowe Price New America Growth Portfolio; and 11/18/94 for the OpCap Advisors U.S. Government Income Portfolio.

MONEY MARKET SUBACCOUNT YIELDS

Current yield for the Fidelity Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [((Base Period Return)+1)/365/7/] - 1

30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

                               a - b
                    YIELD = 2[(----- + 1)/6/ - 1]
                                cd

     Where:
     [a] equals the net investment income earned during the period by the Portfolio attributable to shares owned by a Subaccount

     [b]    equals the expenses accrued for the period (net of reimbursement)

     [c] equals the average daily number of Units outstanding during the period

     [d] equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on a Subaccount is earned from the increase in net asset value of shares of the Portfolio in which the Subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNT

When advertising performance of the Subaccounts, the Company will show the "Standardized Average Annual Total Return," calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads (including the contingent deferred sales load), the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

                               P(1 + T)/n/ = ERV

     Where:

     (1)    [P] equals a hypothetical initial Purchase Payment of $1,000

     (2)    [T] equals an average annual total return

     (3)    [n] equals the number of years

     (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 Purchase Payment made at the beginning of the period (or fractional portion thereof)



The following tables show the Standardized Average Annual Total Return for the Subaccounts for the period beginning at the inception of each Subaccount and ending on December 31, 1996.

             A UNIT PERFORMANCE FOR PERIOD ENDING DECEMBER 31, 1996

                     Subaccount                       1 Year     Since Inception
                     ----------                       ------     ---------------
          Fidelity Money Market Portfolio             -1.54%           2.00%
          Fidelity Equity-Income Portfolio             6.75%          17.43%
          Fidelity Growth Portfolio                    7.14%          19.35%
          Fidelity Asset Manager Portfolio             7.05%           8.14%
          Dreyfus Growth and Income Portfolio         12.80%          28.06%
          Dreyfus Quality Bond Portfolio              -3.69%           7.66%
          TRP Equity Income Portfolio                 11.68%          20.74%
          TRP New America Growth Portfolio            12.18%          26.68%
          TRP International Stock Portfolio            7.14%           5.62%
          OpCap Advisors Managed Portfolio            14.69%          25.88%
          OpCap Advisors Small Cap Portfolio          10.90%          12.99%
          OpCap Advisors Government Income Portfolio  -3.77%           1.20%

            B UNIT PERFORMANCE FOR PERIOD ENDING DECEMBER 31, 1996



       Subaccount                       1 Year          Since Inception
       ----------                       ------          ----------------
Fidelity Money Market Portfolio         -0.83%                2.40%
Fidelity Equity-Income Portfolio         7.51%               15.12%
Fidelity Growth Portfolio                7.91%               18.27%
Fidelity Asset Manager Portfolio         7.82%                8.41%
Dreyfus Growth and Income Portfolio     13.61%               25.99%
Dreyfus Quality Bond Portfolio          -2.99%                6.32%
TRP Equity Income Portfolio             12.48%               18.17%
TRP New America Growth Portfolio        12.98%               29.77%
TRP International Stock Portfolio        7.91%                5.68%
OpCap Advisors Managed Portfolio        15.51%               25.09%
OpCap Advisors Small Cap Portfolio      11.69%               12.97%
OpCap Advisors Government Income        -3.08%                3.14%
 Portfolio



                        ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year, the Non-Standardized Actual Total Return and the Non-Standardized Actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (See Fee Table in the Prospectus), the Non-Standardized Actual Total Return and Non-Standardized Actual Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

        NON-STANDARDIZED ACTUAL TOTAL RETURN FOR PERIOD ENDING 12/31/96

           A UNITS                             One Year      Since Inception
           -------                             --------     ---------------
Fidelity Money Market Portfolio                  4.57%           11.51%
Fidelity Equity-Income Portfolio                13.37%           49.47%
Fidelity Growth Portfolio                       13.78%           63.05%
Fidelity Asset Manager Portfolio                13.68%           28.49%
Dreyfus Growth and Income Portfolio             19.78%           86.08%
Dreyfus Quality Bond Portfolio                   2.30%           24.29%
TRP Equity Income Portfolio                     18.60%           58.56%
TRP New America Growth Portfolio                19.13%           75.43%
TRP International Stock Portfolio               13.78%           21.38%
OpCap Advisors Managed Portfolio                21.79%           73.20%
OpCap Advisors Small Cap Portfolio              17.77%           37.75%
OpCap Advisors Government Income                 2.21%            8.29%
 Portfolio

           B UNITS                             One Year      Since Inception
           -------                             --------      ---------------
Fidelity Money Market Portfolio                  3.94%           10.10%
Fidelity Equity-Income Portfolio                12.68%           45.27%
Fidelity Growth Portfolio                       13.10%           53.38%
Fidelity Asset Manager Portfolio                13.00%           25.16%
Dreyfus Growth and Income Portfolio             19.06%           78.31%
Dreyfus Quality Bond Portfolio                   1.68%           19.66%
TRP Equity Income                               17.88%           53.48%
TRP New America Growth Portfolio                18.41%           76.42%
TRP International Stock Portfolio               13.09%           18.02%
OpCap Advisors Managed Portfolio                21.05%           68.52%
OpCap Advisors Small Cap Portfolio              17.06%           35.22%
OpCap Advisors Government Income Portfolio       1.59%           11.82%


NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDING 12/31/96


            A UNITS                            One Year          Since Inception
            -------                            --------          ---------------
Fidelity Money Market Portfolio                   4.57%                4.77%
Fidelity Equity-Income Portfolio                 13.37%               20.84%
Fidelity Growth Portfolio                        13.78%               22.39%
Fidelity Asset Manager Portfolio                 13.68%               10.92%
Dreyfus Growth and Income Portfolio              19.78%               31.53%
Dreyfus Quality Bond Portfolio                    2.30%               10.80%
TRP Equity Income Portfolio                      18.60%               24.25%
TRP New America Growth Portfolio                 19.13%               30.35%
TRP International Stock Portfolio                13.78%                8.34%
OpCap Advisors Managed Portfolio                 21.79%               29.52%
OpCap Advisors Small Cap Portfolio               17.77%               16.28%
OpCap Advisors Government Income Portfolio        2.21%               5.08%


            B UNITS                             One Year         Since Inception
            -------                             --------         ---------------

Fidelity Money Market Portfolio                   3.94%                4.06%
Fidelity Equity-Income Portfolio                 12.68%               17.02%
Fidelity Growth Portfolio                        13.10%               20.24%
Fidelity Asset Manager Portfolio                 13.00%               10.26%
Dreyfus Growth and Income Portfolio              19.06%               28.08%
Dreyfus Quality Bond Portfolio                    1.68%                8.13%
TRP Equity Income Portfolio                      17.88%               20.15%
TRP New America Growth Portfolio                 18.41%               32.93%
TRP International Stock Portfolio                13.09%                7.48%
OpCap Advisors Managed Portfolio                 21.05%               27.31%
OpCap Advisors Small Cap Portfolio               17.06%               15.00%
OpCap Advisors Government Income Portfolio        1.59%                5.94%

NON-STANDARDIZED TOTAL RETURN YEAR-TO-DATE

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.



                                                        Total Return YTD
            A UNIT                                       as of 12/31/96
            ------                                       --------------
Fidelity Money Market Portfolio                               4.57%
Fidelity Equity-Income Portfolio                             13.37%
Fidelity Growth Portfolio                                    13.78%
Fidelity Asset Manager Portfolio                             13.68%
Dreyfus Growth and Income Portfolio                          19.78%
Dreyfus Quality Bond Portfolio                                2.30%
TRP Equity Income Portfolio                                  18.60%
TRP New America Growth Portfolio                             19.13%
TRP International Stock Portfolio                            13.78%
OpCap Advisors Managed Portfolio                             21.79%
OpCap Advisors Small Cap Portfolio                           17.77%
OpCap Advisors Government Income Portfolio                    2.21%

                                                        Total Return YTD
            B UNIT                                       as of 12/31/96
            ------                                       --------------

Fidelity Money Market Portfolio                               3.94%
Fidelity Equity-Income Portfolio                             12.68%
Fidelity Growth Portfolio                                    13.10%
Fidelity Asset Manager Portfolio                             13.00%
Dreyfus Growth and Income Portfolio                          19.06%
Dreyfus Quality Bond Portfolio                                1.68%
TRP Equity Income Portfolio                                  17.88%
TRP New America Growth Portfolio                             18.41%
TRP International Stock Portfolio                            13.09%
OpCap Advisors Managed Portfolio                             21.05%
OpCap Advisors Small Cap Portfolio                           17.06%
OpCap Advisors Government Income Portfolio                    1.59%

NON-STANDARDIZED ONE YEAR RETURN

The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

                               NON-STANDARDIZED
                                ONE YEAR RETURN

            A UNITS                                1996        1995      1994      1993      1992      1991
            -------                               ------      ------    ------    ------    ------    ------
Fidelity Money Market Portfolio                    4.57%       5.04%     3.42%     2.40%     3.07%     5.24%
Fidelity Equity-Income Portfolio                  13.37%      34.02%     6.21%    17.34%    15.95%    30.39%
Fidelity Growth Portfolio                         13.78%      34.29%    -0.82%    18.42%     8.45%    44.35%
Fidelity Asset Manager Portfolio                  13.68%      16.03%    -6.84%    20.26%    10.82%    21.58%
Dreyfus Growth and Income Portfolio               19.78%      60.67%      N/A       N/A       N/A      N/A
Dreyfus Quality Bond Portfolio                     2.30%      19.46%    -5.35%    14.41%    11.91%    13.21%
TRP Equity Income Portfolio                       18.60%      33.69%      N/A       N/A       N/A      N/A
TRP New America Growth Portfolio                  19.13%      49.89%      N/A       N/A       N/A      N/A
TRP International Stock Portfolio                 13.78%      10.29%      N/A       N/A       N/A      N/A
OpCap Advisors Managed Portfolio                  21.79%      44.40%      N/A       N/A       N/A      N/A
OpCap Advisors Small Cap Portfolio                17.77%      14.31%      N/A       N/A       N/A      N/A
OpCap Advisors U.S. Gov't Income Portfolio         2.21%       5.99%      N/A       N/A       N/A      N/A

            B UNITS                                1996        1995      1994      1993      1992      1991
            -------                               ------      ------    ------    ------    ------    ------

Fidelity Money Market Portfolio                    3.94%       4.42%     2.79%     1.78%     2.45%     4.60%
Fidelity Equity-Income Portfolio                  12.68%      33.22%     5.57%    16.63%    15.25%    29.60%
Fidelity Growth Portfolio                         13.10%      33.49%    -1.42%    17.70%     7.79%    43.47%
Fidelity Asset Manager Portfolio                  13.00%      15.33%    -7.40%    19.53%    10.15%    20.84%
Dreyfus Growth and Income Portfolio               19.06%      59.65%      N/A       N/A       N/A      N/A
Dreyfus Quality Bond Portfolio                     1.68%      18.75%    -5.93%    13.72%    10.52%    12.52%
TRP Equity Income Portfolio                       21.05%      32.89%      N/A       N/A       N/A      N/A
TRP New America Growth Portfolio                  17.06%      48.99%      N/A       N/A       N/A      N/A
TRP International Stock Portfolio                 13.09%       9.64%      N/A       N/A       N/A      N/A
OpCap Advisors Managed Portfolio                  21.05%      43.53%      N/A       N/A       N/A      N/A
OpCap Advisors Small Cap Portfolio                17.06%      13.63%      N/A       N/A       N/A      N/A
OpCap Advisors U.S. Gov't Income Portfolio         1.59%      10.07%      N/A       N/A       N/A      N/A

NON-STANDARDIZED HYPOTHETICAL TOTAL RETURN AND NON-STANDARDIZED HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN*

The Company may show Non-Standardized Hypothetical Total Return and Non-Standardized Hypothetical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios (calculated beginning from the end of the year of inception for each Portfolio) and may assume the Contract was in existence prior to its inception date (which it was not). After the Contract's inception date, actual Accumulation Unit Values are used for the calculations. These returns are based on specified premium patterns which produce the resulting Accumulated Values. However, they reflect a deduction for the Separate Account expenses and Portfolio expenses. They do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported.

The Non-Standardized Annual Total Return for a Subaccount is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The Non-Standardized Average Annual Total Return for a Subaccount is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.


            HYPOTHETICAL TOTAL RETURNS FOR PERIODS ENDING 12/31/96
                     (BASED ON SINGLE INITIAL PURCHASE)

                                                                              Since Inception
                  A UNITS                       1 Year    3 Year     5 Year      Year-End
                  -------                       ------    ------     ------   ---------------
Fidelity Money Market Portfolio                  4.57%    13.59%     19.92%       140.00%
Fidelity Equity-Income Portfolio                13.37%    61.52%    119.81%       234.48%
Fidelity Growth Portfolio                       13.78%    51.57%     94.66%       282.69%
Fidelity Asset Manager Portfolio                13.68%    22.88%     63.78%       106.66%
Dreyfus Growth and Income Portfolio             19.78%     N/A %      N/A %        91.43%
Dreyfus Quality Bond Portfolio                   2.30%    15.70%     46.93%        69.90%
TRP Equity Income Portfolio                     18.60%     N/A %      N/A %        69.07%
TRP New America Growth Portfolio                19.13%     N/A %      N/A %        79.48%
TRP International Stock Portfolio               13.78%     N/A %      N/A %        27.07%
OpCap Advisors Managed Portfolio                21.79%    79.01%    130.82%       344.76%
OpCap Advisors Small Cap Portfolio              17.77%    32.19%     88.94%       200.25%
OpCap Advisors Government Income Portfolio       2.21%     N/A %      N/A %        14.72%

                                                                                Since Inception
            B UNITS                                1 Year    3 Year    5 Year       Year-End
            -------                                ------    ------    ------   ---------------
Fidelity Money Market Portfolio                     3.94%    11.58%    16.38%           119.49%
Fidelity Equity-Income Portfolio                   12.68%    58.65%   113.31%           214.64%
Fidelity Growth Portfolio                          13.10%    48.86%    88.94%           259.96%
Fidelity Asset Manager Portfolio                   13.00%    20.69%    58.94%            97.78%
Dreyfus Growth and Income Portfolio                19.06%      N/A       N/A             88.40%
Dreyfus Quality Bond Portfolio                      1.68%    13.63%    42.56%            63.56%
TRP Equity Income Portfolio                        17.88%      N/A       N/A             66.31%
TRP New America Growth Portfolio                   18.41%      N/A       N/A             76.53%
TRP International Stock Portfolio                  13.09%      N/A       N/A             24.96%
OpCap Advisors Managed Portfolio                   21.05%    75.84%   123.97%           322.96%
OpCap Advisors Small Cap Portfolio                 17.06%    29.82%    83.35%           185.48%
OpCap Advisors Government Income Portfolio          1.59%      N/A       N/A             13.24%




     HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/96
                      (BASED ON SINGLE INITIAL PURCHASE)

                                                                           Since Inception
            A UNITS                           1 Year     3 Year   5 Year      Year-End
            -------                           -------    ------   ------   ---------------
Fidelity Money Market Portfolio                 4.57%     4.34%    3.70%         6.11%
Fidelity Equity-Income Portfolio               13.37%    17.33%   17.06%        12.52%
Fidelity Growth Portfolio                      13.78%    14.87%   14.25%        14.01%
Fidelity Asset Manager Portfolio               13.68%     7.11%   10.37%        10.42%
Dreyfus Growth and Income Portfolio            19.78%      N/A      N/A         27.55%
Dreyfus Quality Bond Portfolio                  2.30%     4.98%    8.00%         8.72%
TRP Equity Income Portfolio                    18.60%      N/A      N/A         20.99%
TRP New America Growth Portfolio               19.13%      N/A      N/A         23.64%
TRP International Stock Portfolio              13.78%      N/A      N/A          9.08%
OpCap Advisors Managed Portfolio               21.79%    21.42%   18.21%        19.38%
OpCap Advisors Small Cap Portfolio             17.77%     9.75%   13.57%        13.94%
OpCap Advisors Government Income Portfolio      2.21%      N/A      N/A          6.69%

                                                                                  Since Inception
            B UNITS                               1 Year    3 Year    5 Year       Year-End
            -------                              -------   -------   -------   ---------------
Fidelity Money Market Portfolio                    3.94%     3.72%     3.08%         5.47%
Fidelity Equity-Income Portfolio                  12.68%    16.63%    16.36%        11.85%
Fidelity Growth Portfolio                         13.10%    14.18%    13.57%        13.33%
Fidelity Asset Manager Portfolio                  13.00%     6.47%     9.71%         9.76%
Dreyfus Growth and Income Portfolio               19.06%      N/A       N/A         26.79%
Dreyfus Quality Bond Portfolio                     1.68%     4.35%     7.35%         8.07%
TRP Equity Income Portfolio                       17.88%      N/A       N/A         20.27%
TRP New America Growth Portfolio                  18.41%      N/A       N/A         22.90%
TRP International Stock Portfolio                 13.09%      N/A       N/A          8.42%
OpCap Advisors Managed Portfolio                  21.05%    20.70%    17.50%        18.67%
OpCap Advisors Small Cap Portfolio                17.06%     9.09%    12.89%        13.26%
OpCap Advisors Government Income Portfolio         1.59%      N/A       N/A          6.04%


Note: Advertisements and other sales literature for the Portfolios may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Portfolios based on monthly reinvestment of dividends over a specific period of time.


* On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Quest for Value Accumulation Trust (now known as the OCC Accumulation Trust) that is included in the Contract (the
"New Trust"), at which time the New Trust commenced operations. The total net assets for each of the OpCap Advisors Small Cap and OpCap Advisors Managed Portfolios immediately after the transaction were $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and, with respect to the New Trust were $8,129,274 and $51,345,102, for the OpCap Advisors Small Cap and OpCap Advisors Managed Growth Portfolios, respectively. For the period prior to September 16, 1994, the performance figures above for each of the OpCap Advisors Small Cap and OpCap Advisors Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

                  Remainder of Page Intentionally Left Blank


           FIDELITY EQUITY INCOME PORTFOLIO   A-UNITS                         FIDELITY EQUITY INCOME PORTFOLIO   A-UNITS

           $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1986                $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1986
                AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                         Values prior to current
            years purchase payment    Non-Standardized                      years purchase payment     Non-Standardized
            -----------------------  ------------------                     -----------------------    ----------------
                                      One       Average                                                 One     Average       A
                                      Year      Annual                                                  Year    Annual      UNITS
           Cumulative  Accumulated   Total      Total                       Cumulative  Accumulated    Total     Total    Fund Total
  Date      Payments      Value      Return     Return            Date       Payments      Value       Return   Return      Return
--------   ----------  -----------   -------    -------         --------    ----------   ----------    -------  -------   ----------
12/31/86   $ 2,000        N/A          N/A       N/A            12/31/86     $50,000        N/A         N/A       N/A       0.00%
12/31/87   $ 4,000     $ 1,962        -1.92%    -1.92%          12/31/87     $50,000      $ 49,040     -1.92%    -1.92%     -1.92%
12/31/88   $ 6,000     $ 4,822        21.73%    13.13%          12/31/88     $50,000      $ 59,695     21.73%     9.27%     21.73%
12/31/89   $ 8,000     $ 7,941        16.40%    14.69%          12/31/89     $50,000      $ 69,486     16.40%    11.59%     16.40%
12/31/90   $10,000     $ 8,354       -15.97%     1.74%          12/31/90     $50,000      $ 58,390    -15.97%     3.95%    -15.97%
12/31/91   $12,000     $13,500        30.39%    10.18%          12/31/91     $50,000      $ 76,134     30.39%     8.77%     30.39%
12/31/92   $14,000     $17,973        15.95%    11.67%          12/31/92     $50,000      $ 88,282     15.95%     9.94%     15.95%
12/31/93   $16,000     $23,437        17.34%    12.92%          12/31/93     $50,000      $103,593     17.34%    10.97%     17.34%
12/31/94   $18,000     $27,018         6.21%    11.57%          12/31/94     $50,000      $110,030      6.21%    10.36%      6.21%
12/31/95   $20,000     $38,890        34.02%    15.14%          12/31/95     $50,000      $147,462     34.02%    12.77%     34.02%
12/31/96   $22,000     $46,355        13.37%    14.87%          12/31/96     $50,000      $167,171     13.37%    12.83%     13.37%

             FIDELITY GROWTH PORTFOLIO  A-UNITS                                   FIDELITY GROWTH PORTFOLIO  A-UNITS

             $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1986                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1986
                  AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                       Values prior to current
         years purchase payment       Non-Standardized                 years purchase payment          Non-Standardized
         -----------------------     ------------------                -----------------------        -----------------
                                       One     Average                                                  One     Average     A
                                      Year     Annual                                                   Year    Annual    UNITS
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated    Total     Total  Fund Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return   Return
--------   ----------  -----------  -------    -------          --------    ---------    ----------    -------  ------  ----------
12/31/86    $ 2,000        N/A        N/A       N/A             12/31/86     $50,000        N/A          N/A      N/A      0.00%
12/31/87    $ 4,000      $ 2,057      2.83%     2.83%           12/31/87     $50,000      $ 51,415       2.83%   2.83%     2.83%
12/31/88    $ 6,000      $ 4,651     14.66%    10.49%           12/31/88     $50,000      $ 58,950      14.66%   8.58%    14.66%
12/31/89    $ 8,000      $ 8,677     30.46%    19.62%           12/31/89     $50,000      $ 76,906      30.46%  15.43%    30.46%
12/31/90    $10,000      $ 9,349    -12.44%     6.33%           12/31/90     $50,000      $ 67,341     -12.44%   7.73%   -12.44%
12/31/91    $12,000      $16,382     44.35%    16.93%           12/31/91     $50,000      $ 97,205      44.35%  14.22%    44.35%
12/31/92    $14,000      $19,934      8.45%    14.71%           12/31/92     $50,000      $105,414       8.45%  13.24%     8.45%
12/31/93    $16,000      $25,974     18.42%    15.51%           12/31/93     $50,000      $124,826      18.42%  13.96%    18.42%
12/31/94    $18,000      $27,744     -0.82%    12.15%           12/31/94     $50,000      $123,803      -0.82%  12.00%    -0.82%
12/31/95    $20,000      $34,944     34.29%    15.66%           12/31/95     $50,000      $166,255      34.29%  14.28%    34.29%
12/31/96    $22,000      $47,725     13.78%    15.38%           12/31/96     $50,000      $189,172      13.78%  14.23%    13.78%


          FIDELITY EQUITY INCOME PORTFOLIO  B-UNITS                         FIDELITY EQUITY INCOME PORTFOLIO  B-UNITS

        $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1986                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1986
             AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                       Values prior to current
         years purchase payment       Non-Standardized                 years purchase payment          Non-Standardized
         -----------------------     ------------------                -----------------------        -----------------
                                       One     Average                                                  One     Average     B
                                      Year     Annual                                                   Year    Annual    UNITS
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated    Total     Total  Fund Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return   Return
--------   ----------  -----------  -------    -------          --------    ---------    ----------    -------  ------  ----------
12/31/86    $ 2,000        N/A        N/A       N/A             12/31/86     $50,000        N/A          N/A      N/A      0.00%
12/31/87    $ 4,000      $ 1,950     -2.51%    -2.51%           12/31/87     $50,000      $ 48,743      -2.51%  -2.51%    -2.51%
12/31/88    $ 6,000      $ 4,779     20.99%    12.46%           12/31/88     $50,000      $ 58,975      20.99%   8.60%    20.99%
12/31/89    $ 8,000      $ 7,843     15.70%    14.00%           12/31/89     $50,000      $ 68,233      15.70%  10.92%    15.70%
12/31/90    $10,000      $ 8,221    -16.48%     1.09%           12/31/90     $50,000      $ 56,991     -16.48%   3.33%   -16.48%
12/31/91    $12,000      $13,247     29.60%     9.52%           12/31/91     $50,000      $ 73,860      29.60%   8.12%    29.60%
12/31/92    $14,000      $17,572     15.25%    11.01%           12/31/92     $50,000      $ 85,126      15.25%   9.27%    15.25%
12/31/93    $16,000      $22,828     16.63%    12.25%           12/31/93     $50,000      $ 99,286      16.63%  10.30%    16.63%
12/31/94    $18,000      $26,211      5.57%    10.90%           12/31/94     $50,000      $104,817       5.57%   9.69%     5.57%
12/31/95    $20,000      $37,583     33.22%    14.48%           12/31/95     $50,000      $139,637      33.22%  12.09%    33.22%
12/31/96    $22,000      $44,602     12.68%    14.20%           12/31/96     $50,000      $157,345      12.68%  12.15%    12.68%


             FIDELITY GROWTH PORTFOLIO  B-UNITS                                FIDELITY GROWTH PORTFOLIO  B-UNITS

        $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1986                   $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1986
             AND YEARLY DECEMBER 31ST THEREAFTER


           Values prior to current                                         Values prior to current
           years purchase payment     Non-Standardized                     years purchase payment      Non-Standardized
           -----------------------  -------------------                    -----------------------     ----------------
                                       One     Average                                                  One     Average     B
                                      Year     Annual                                                   Year    Annual    UNITS
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated    Total     Total  Fund Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return   Return
--------   ----------  -----------  -------    --------         --------   ----------    ----------    -------  ------  ----------

12/31/86    $ 2,000        N/A        N/A       N/A             12/31/86     $50,000        N/A          N/A      N/A      0.00%
12/31/87    $ 4,000      $ 2,044      2.21%     2.21%           12/31/87     $50,000      $ 51,104       2.21%   2.21%     2.21%
12/31/88    $ 6,000      $ 4,609     13.96%     9.83%           12/31/88     $50,000      $ 58,240      13.96%   7.93%    13.96%
12/31/89    $ 8,000      $ 8,570     29.67%    18.92%           12/31/89     $50,000      $ 75,519      29.67%  14.73%    29.67%
12/31/90    $10,000      $ 9,199    -12.97%     5.67%           12/31/90     $50,000      $ 65,727     -12.97%   7.08%   -12.97%
12/31/91    $12,000      $16,068     43.47%    16.25%           12/31/91     $50,000      $ 94,300      43.47%  13.53%    43.47%
12/31/92    $14,000      $19,475      7.79%    14.02%           12/31/92     $50,000      $101,646       7.79%  12.55%     7.79%
12/31/93    $16,000      $25,276     17.70%    14.82%           12/31/93     $50,000      $119,636      17.70%  13.27%    17.70%
12/31/94    $18,000      $26,889     -1.42%    11.46%           12/31/94     $50,000      $117,937      -1.42%  11.32%    -1.42%
12/31/95    $20,000      $38,563     33.49%    14.98%           12/31/95     $50,000      $157,433      33.49%  13.59%    33.49%
12/31/96    $22,000      $45,876     13.10%    14.69%           12/31/96     $50,000      $178,051      13.10%  13.54%    13.10%


           FIDELITY ASSET MANAGER PORTFOLIO   A-UNITS                         FIDELITY ASSET MANAGER PORTFOLIO   A-UNITS

           $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1989                $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1989
                AND YEARLY DECEMBER 31ST THEREAFTER

         Values prior to current                                       Values prior to current
         years purchase payment       Non-Standardized                 years purchase payment          Non-Standardized
         -----------------------      -----------------                -----------------------        -----------------
                                      One      Average                                                  One     Average     A
                                      Year     Annual                                                   Year    Annual    UNITS
           Cumulative  Accumulated   Total     Total                        Cumulative  Accumulated    Total     Total  Fund Total
  Date      Payments      Value      Return    Return             Date       Payments      Value       Return   Return    Return
--------   ----------  -----------   ------    ------           --------    ----------   ----------    -------  ------  ----------
12/31/89    $ 2,000         N/A       N/A       N/A             12/31/89     $50,000          N/A        N/A      N/A      0.00%
12/31/90    $ 4,000     $ 2,117      5.87%     5.87%            12/31/90     $50,000     $ 52,933       5.87%    5.87%     5.87%
12/31/91    $ 6,000     $ 5,006     21.58%    15.92%            12/31/91     $50,000     $ 64,356      21.58%   13.45%    21.58%
12/31/92    $ 8,000     $ 7,764     10.82%    13.45%            12/31/92     $50,000     $ 71,317      10.82%   12.57%    10.82%
12/31/93    $10,000     $11,742     20.26%    15.95%            12/31/93     $50,000     $ 85,766      20.26%   14.44%    20.26%
12/31/94    $12,000     $12,802     -6.84%     8.35%            12/31/94     $50,000     $ 79,898      -6.84%    9.83%    -6.84%
12/31/95    $14,000     $17,174     16.03%    10.34%            12/31/95     $50,000     $ 92,703      16.03%   10.84%    16.03%
12/31/96    $16,000     $21,798     13.68%    11.09%            12/31/96     $50,000     $105,389      13.68%   11.24%    13.68%


     FIDELITY MONEY MARKET PORTFOLIO  A-UNITS                        FIDELITY MONEY MARKET PORTFOLIO       A-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1983                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1983
       AND YEARLY DECEMBER 31ST THEREAFTER

           Values prior to current                                         Values prior to current
           years purchase payment     Non-Standardized                     years purchase payment      Non-Standardized
           -----------------------    ----------------                     ------------------------    ----------------
                                      One      Average                                                  One     Average      A
                                      Year     Annual                                                   Year    Annual     UNITS
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total   Total    Fund Total
  Date      Payments      Value      Return    Return            Date       Payments       Value       Return   Return     Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  -------  ----------
12/31/83     $ 2,000       N/A        N/A         N/A           12/31/83     $50,000         N/A         N/A      N/A       0.00%
12/31/84     $ 4,000     $ 2,191      9.55%      9.55%          12/31/84     $50,000      $ 54,773      9.55%    9.55%      9.55%
12/31/85     $ 6,000     $ 4,495      7.25%      8.03%          12/31/85     $50,000      $ 58,742      7.25%    8.39%      7.25%
12/31/86     $ 8,000     $ 6,874      5.85%      6.96%          12/31/86     $50,000      $ 62,176      5.85%    7.54%      5.85%
12/31/87     $10,000     $ 9,370      5.59%      6.42%          12/31/87     $50,000      $ 65,651      5.59%    7.05%      5.59%
12/31/88     $12,000     $12,113      6.53%      6.46%          12/31/88     $50,000      $ 69,938      6.53%    6.94%      6.53%
12/31/89     $14,000     $15,277      8.25%      6.94%          12/31/89     $50,000      $ 75,706      8.25%    7.16%      8.25%
12/31/90     $16,000     $18,516      7.18%      7.00%          12/31/90     $50,000      $ 81,138      7.18%    7.16%      7.18%
12/31/91     $18,000     $21,592      5.24%      6.63%          12/31/91     $50,000      $ 85,391      5.24%    6.92%      5.24%
12/31/92     $20,000     $24,316      3.07%      5.96%          12/31/92     $50,000      $ 88,012      3.07%    6.48%      3.07%
12/31/93     $22,000     $26,948      2.40%      5.36%          12/31/93     $50,000      $ 90,128      2.40%    6.07%      2.40%
12/31/94     $24,000     $29,937      3.42%      5.06%          12/31/94     $50,000      $ 93,206      3.42%    5.83%      3.42%
12/31/95     $26,000     $33,548      5.04%      5.05%          12/31/95     $50,000      $ 97,907      5.04%    5.76%      5.04%
12/31/96     $28,000     $37,173      4.57%      4.99%          12/31/96     $50,000      $102,382      4.57%    5.67%      4.57%


      FIDELITY ASSET MANAGER PORTFOLIO  B-UNITS                        FIDELITY ASSET MANAGER PORTFOLIO  B-UNITS

    $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1989                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1989
         AND YEARLY DECEMBER 31ST THEREAFTER

          Values prior to current                                       Values prior to current
          years purchase payment      Non-Standardized                  years purchase payment         Non-Standardized
          -----------------------     -----------------                 -----------------------        -----------------
                                      One      Average                                                 One      Average
                                      Year     Annual                                                  Year     Annual   B UNITS
          Cumulative  Accumulated    Total     Total                       Cumulative   Accumulated    Total     Total  Fund Total
 Date      Payments      Value       Return    Return             Date      Payments       Value       Return   Return    Return
 ----      --------      -----       ------    ------             ----      --------       -----       ------   ------  ----------
12/31/89    $ 2,000       N/A         N/A       N/A             12/31/89     $50,000        N/A          N/A      N/A      0.00%
12/31/90    $ 4,000    $ 2,105       5.23%     5.23%            12/31/90     $50,000     $ 52,613       5.23%    5.23%     5.23%
12/31/91    $ 6,000    $ 4,960      20.84%    15.23%            12/31/91     $50,000     $ 63,580      20.84%   12.76%    20.84%
12/31/92    $ 8,000    $ 7,666      10.15%    12.76%            12/31/92     $50,000     $ 70,031      10.15%   11.89%    10.15%
12/31/93    $10,000    $11,554      19.53%    15.26%            12/31/93     $50,000     $ 83,709      19.53%   13.75%    19.53%
12/31/94    $12,000    $12,551      -7.40%     7.67%            12/31/94     $50,000     $ 77,511      -7.40%    9.16%    -7.40%
12/31/95    $14,000    $16,782      15.33%     9.67%            12/31/95     $50,000     $ 89,396      15.33%   10.17%    15.33%
12/31/96    $16,000    $21,223      13.00%    10.42%            12/31/96     $50,000     $101,016      13.00%   10.57%    13.00%


     FIDELITY MONEY MARKET PORTFOLIO B-UNITS                        FIDELITY MONEY MARKET PORTFOLIO B-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1983                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1983
       AND YEARLY DECEMBER 31ST THEREAFTER

         Values prior to current                                       Values prior to current
         years purchase payment       Non-Standardized                 years purchase payment          Non-Standardized
         -----------------------      ----------------                 -----------------------         ----------------
                                      One      Average                                                  One     Average     B
                                      Year     Annual                                                   Year    Annual    UNITS
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total   Total   Fund Total
  Date      Payments      Value      Return    Return            Date       Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------    ----------    -------  ------  ----------
12/31/83   $ 2,000         N/A         N/A       N/A           12/31/83     $50,000          N/A        N/A       N/A      N/A
12/31/84   $ 4,000       $ 2,178      8.88%     8.88%          12/31/84     $50,000        $54,442     8.88%     8.88%    8.88%
12/31/85   $ 6,000       $ 4,453      6.60%     7.37%          12/31/85     $50,000        $58,033     6.60%     7.73%    6.60%
12/31/86   $ 8,000       $ 6,789      5.21%     6.31%          12/31/86     $50,000        $61,055     5.21%     6.88%    5.21%
12/31/87   $10,000       $ 9,224      4.95%     5.78%          12/31/87     $50,000        $64,077     4.95%     6.40%    4.95%
12/31/88   $12,000       $11,885      5.89%     5.81%          12/31/88     $50,000        $67,849     5.89%     6.30%    5.89%
12/31/89   $14,000       $14,939      7.59%     6.29%          12/31/89     $50,000        $73,000     7.59%     6.51%    7.59%
12/31/90   $16,000       $18,045      6.53%     6.35%          12/31/90     $50,000        $77,765     6.53%     6.51%    6.53%
12/31/91   $18,000       $20,968      4.60%     5.98%          12/31/91     $50,000        $81,346     4.60%     6.27%    4.60%
12/31/92   $20,000       $23,530      2.45%     5.32%          12/31/92     $50,000        $83,335     2.45%     5.84%    2.45%
12/31/93   $22,000       $25,985      1.79%     4.71%          12/31/93     $50,000        $84,822     1.78%     5.43%    1.78%
12/31/94   $24,000       $28,766      2.79%     4.41%          12/31/94     $50,000        $87,189     2.79%     5.19%    2.79%
12/31/95   $26,000       $32,125      4.42%     4.41%          12/31/95     $50,000        $91,039     4.42%     5.12%    4.42%
12/31/96   $28,000       $35,469      3.94%     4.35%          12/31/96     $50,000        $94,625     3.94%     5.03%    3.94%


     DREYFUS GROWTH AND INCOME PORTFOLIO A-UNITS                    DREYFUS GROWTH AND INCOME PORTFOLIO A-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1994                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
       AND YEARLY DECEMBER 31ST THEREAFTER

         Values prior to current                                       Values prior to current
         years purchase payment       Non-Standardized                 years purchase payment          Non-Standardized
         -----------------------      -----------------                -----------------------        -----------------
                                      One      Average                                                  One     Average
                                      Year     Annual                                                   Year    Annual   A and B
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total   Total   Fund Total
  Date      Payments      Value      Return    Return            Date       Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------    ----------    ------   ------  ----------
12/31/94     $2,000        N/A         N/A       N/A            12/31/94     $50,000         N/A          N/A     N/A       N/A
12/31/95     $4,000      $3,213      60.67%    60.67%           12/31/95     $80,334       60.67%       60.67%  60.67%    60.67%
12/31/96     $6,000      $6,245      19.78%    33.64%           12/31/96     $50,000      $96,226       19.78%  38.73%    19.78%

     DREYFUS GROWTH AND INCOME PORTFOLIO B-UNITS                    DREYFUS GROWTH AND INCOME PORTFOLIO B-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1994                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
       AND YEARLY DECEMBER 31ST THEREAFTER

         Values prior to current                                       Values prior to current
         years purchase payment       Non-Standardized                 years purchase payment          Non-Standardized
         -----------------------      -----------------                -----------------------        -----------------
                                      One      Average                                                  One     Average
                                      Year     Annual                                                   Year    Annual   A and B
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total   Total   Fund Total
  Date      Payments      Value      Return    Return            Date       Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------    ----------    ------   ------  ----------
12/31/94     $2,000        N/A         N/A       N/A            12/31/94     $50,000         N/A          N/A     N/A       N/A
12/31/95     $4,000      $3,193      59.65%    59.65%           12/31/95     $50,000      $79,825       59.65%  59.65%    59.65%
12/31/96     $6,000      $6,183      19.06%    32.80%           12/31/96     $50,000      $95,039       19.06%  37.87%    19.76%

         DREYFUS QUALITY BOND PORTFOLIO A-UNITS                               DREYFUS QUALITY BOND PORTFOLIO A-UNITS

     $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1989                    $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1989
          AND YEARLY DECEMBER 31ST THEREAFTER

         Values prior to current                                       Values prior to current
         years purchase payment       Non-Standardized                 years purchase payment          Non-Standardized
         -----------------------      -----------------                -----------------------        -----------------
                                      One      Average                                                  One     Average      A
                                      Year     Annual                                                   Year    Annual     UNIT
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total   Total   Fund Total
  Date      Payments      Value      Return    Return            Date       Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------    ----------    -------  ------  ----------
12/31/89     $ 2,000    N/A           N/A       N/A             12/31/89      $50,000        N/A         N/A     N/A     0.00%
12/31/90     $ 4,000  $ 2,032        1.58%     1.58%            12/31/90      $50,000      $50,790      1.58%   1.58%    1.58%
12/31/91     $ 6,000  $ 4,564       13.21%     9.12%            12/31/91      $50,000      $57,498     13.21%   7.24%   13.21%
12/31/92     $ 8,000  $ 7,299       11.19%    10.12%            12/31/92      $50,000      $63,934     11.19%   8.54%   11.19%
12/31/93     $10,000  $10,639       14.41%    11.73%            12/31/93      $50,000      $73,145     14.41%   9.98%   14.41%
12/31/94     $12,000  $11,962       -5.35%     6.03%            12/31/94      $50,000      $69,230     -5.35%   6.72%   -5.35%
12/31/95     $14,000  $16,680       19.46%     9.49%            12/31/95      $50,000      $82,705     19.46%   8.75%   19.46%
12/31/96     $16,000  $19,108        2.30%     7.78%            12/31/96      $50,000      $84,603      2.30%   7.80%    2.30%


      DREYFUS QUALITY BOND PORTFOLIO B-UNITS                            DREYFUS QUALITY BOND PORTFOLIO B-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1989                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1989
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  B UNIT
                                      Year     Annual                                                   Year    Annual    Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return   Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   -------
12/31/89    $ 2,000        N/A         N/A       N/A            12/31/89     $50,000         N/A         N/A      N/A     0.00%
12/31/90    $ 4,000     $ 2,019       0.97%     0.97%           12/31/90     $50,000       $50,483      0.97%    0.97%    0.97%
12/31/91    $ 6,000     $ 4,523      12.52%     8.47%           12/31/91     $50,000       $56,805     12.52%    6.59%   12.52%
12/31/92    $ 8,000     $ 7,209      10.52%     9.46%           12/31/92     $50,000       $62,781     10.52%    7.88%   10.52%
12/31/93    $10,000     $10,472      13.72%    11.07%           12/31/93     $50,000       $71,392     13.72%    9.31%   13.72%
12/31/94    $12,000     $11,733      -5.93%     5.38%           12/31/94     $50,000       $67,161     -5.93%    6.08%   -5.93%
12/31/95    $14,000     $16,308      18.75%     8.83%           12/31/95     $50,000       $79,755     18.75%    8.09%   18.75%
12/31/96    $16,000     $18,615       1.68%     7.13%           12/31/96     $50,000       $81,000      1.68%    7.15%    1.68%


  T. ROWE PRICE EQUITY INCOME PORTFOLIO A-UNITS                     T. ROWE PRICE EQUITY INCOME PORTFOLIO A-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1994                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  A and B
                                      Year     Annual                                                   Year    Annual     Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   --------
12/31/94     $2,000        N/A         N/A       N/A            12/31/94     $50,000         N/A         N/A      N/A      N/A
12/31/95     $4,000      $2,678      33.69%    33.69%           12/31/95     $50,000      $66,846      33.69%   33.69%   33.69%
12/31/96     $6,000      $5,543      18.60%    23.83%           12/31/96     $50,000      $79,280      18.60%   25.92%   18.60%

  T. ROWE PRICE EQUITY INCOME PORTFOLIO B-UNITS                     T. ROWE PRICE EQUITY INCOME PORTFOLIO B-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1994                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  A and B
                                      Year     Annual                                                   Year    Annual     Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   --------
12/31/94     $2,000        N/A         N/A       N/A            12/31/94     $50,000         N/A         N/A      N/A      N/A
12/31/95     $4,000      $2,658      32.89%    32.89%           12/31/95     $50,000      $66,446      32.89%   32.89%   32.89%
12/31/96     $6,000      $5,491      17.88%    23.07%           12/31/96     $50,000      $78,330      17.88%   25.16%   17.88%


  T. ROWE PRICE INTERNATIONAL PORTOLIO A-UNITS                      T. ROWE PRICE INTERNATIONAL PORTFOLIO A-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1994                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  A and B
                                      Year     Annual                                                   Year    Annual     Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   --------
12/31/94     $2,000        N/A         N/A       N/A            12/31/94     $50,000         N/A         N/A      N/A      N/A
12/31/95     $4,000      $2,206      10.29%    10.29%           12/31/95     $50,000      $55,147      10.29%   10.29%   10.29%
12/31/96     $6,000      $4,785      13.78%    12.57%           12/31/96     $50,000      $62,747      13.78%   12.02%   13.78%

  T. ROWE PRICE INTERNATIONAL PORTOLIO B-UNITS                      T. ROWE PRICE INTERNATIONAL PORTFOLIO B-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1994                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  A and B
                                      Year     Annual                                                   Year    Annual     Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   --------
12/31/94     $2,000        N/A         N/A       N/A            12/31/94     $50,000         N/A         N/A      N/A      N/A
12/31/95     $4,000      $2,193       9.64%     9.64%           12/31/95     $50,000      $54,818       9.64%    9.64%    9.64%
12/31/96     $6,000      $4,742      13.09%    11.89%           12/31/96     $50,000      $61,995      13.09%   11.35%   13.09%


T. ROWE PRICE NEW AMERICAN GROWTH FUND PORTFOLIO A-UNITS        T. ROWE PRICE NEW AMERICAN GROWTH FUND PORTFOLIO A-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1994                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  A and B
                                      Year     Annual                                                   Year    Annual     Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   --------
12/31/94     $2,000        N/A         N/A       N/A            12/31/94     $50,000         N/A         N/A      N/A      N/A
12/31/95     $4,000      $2,998      49.89%    49.89%           12/31/95     $50,000      $74,943      49.89%   49.89%   49.89%
12/31/96     $6,000      $5,896      18.41%    28.84%           12/31/96     $50,000      $88,208      18.41%   32.82%   18.41%


T. ROWE PRICE NEW AMERICAN GROWTH FUND PORTFOLIO B-UNITS        T. ROWE PRICE NEW AMERICAN GROWTH FUND PORTFOLIO B-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1994                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  A and B
                                      Year     Annual                                                   Year    Annual     Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   --------
12/31/94     $2,000        N/A         N/A       N/A            12/31/94     $50,000         N/A         N/A      N/A      N/A
12/31/95     $4,000      $2,980      48.99%    48.99%           12/31/95     $50,000      $74,495      48.99%   48.99%   48.99%
12/31/96     $6,000      $5,954      19.13%    29.63%           12/31/96     $50,000      $89,227      19.13%   33.62%   19.13%


     OPCAP ADVISORS MANAGED PORTFOLIO A-UNITS                                OPCAP ADVISORS MANAGED PORTFOLIO A-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1988                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1988
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  A UNIT
                                      Year     Annual                                                   Year    Annual    Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return   Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   -------
12/31/88    $ 2,000        N/A         N/A       N/A            12/31/88     $50,000         N/A         N/A      N/A     0.00%
12/31/89    $ 4,000     $ 2,519      25.95%    25.95%           12/31/89     $50,000       $62,975     25.95%   25.95%   25.95%
12/31/90    $ 6,000     $ 3,259     -27.88%   -12.90%           12/31/90     $50,000       $45,418    -27.88%   -4.69%  -27.88%
12/31/91    $ 8,000     $ 7,903      50.27%    14.42%           12/31/91     $50,000       $68,249     50.27%   10.93%   50.27%
12/31/92    $10,000     $ 7,985     -19.37%    -0.08%           12/31/92     $50,000       $55,029    -19.37%    2.42%  -19.37%
12/31/93    $12,000     $ 9,216      -7.70%    -2.71%           12/31/93     $50,000       $50,792     -7.70%    0.31%   -7.70%
12/31/94    $14,000     $10,342      -7.79%    -4.23%           12/31/94     $50,000       $46,835     -7.79%   -1.08%   -7.79%
12/31/95    $16,000     $17,822      44.40%     6.04%           12/31/95     $50,000       $67,628     44.40%    4.41%   44.40%
12/31/96    $18,000     $24,140      21.79%     9.09%           12/31/96     $50,000       $82,363      21.79%   6.44%   21.79%


      OPCAP ADVISORS MANAGED PORTFOLIO B-UNITS                           OPCAP ADVISORS MANAGED PORTFOLIO B-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1988                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1988
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  B UNIT
                                      Year     Annual                                                   Year    Annual    Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return   Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   -------
12/31/88    $ 2,000        N/A         N/A       N/A            12/31/88     $50,000         N/A         N/A      N/A     0.00%
12/31/89    $ 4,000     $ 2,504      25.19%    25.19%           12/31/89     $50,000       $62,595     25.19%   25.19%   25.19%
12/31/90    $ 6,000     $ 3,229     -28.32%   -13.46%           12/31/90     $50,000       $44,868    -28.32%   -5.27%  -28.32%
12/31/91    $ 8,000     $ 7,809      49.36%    13.77%           12/31/91     $50,000       $67,015     49.36%   10.26%   49.36%
12/31/92    $10,000     $ 7,861     -19.86%    -0.70%           12/31/92     $50,000       $53,706    -19.86%    1.80%  -19.86%
12/31/93    $12,000     $ 9,046      -8.26%    -3.32%           12/31/93     $50,000       $49,270     -8.26%   -0.29%   -8.26%
12/31/94    $14,000     $10,124      -8.35%    -4.84%           12/31/94     $50,000       $45,156     -8.35%   -1.68%   -8.35%
12/31/95    $16,000     $17,402      43.53%    -0.25%           12/31/95     $50,000       $64,814     43.53%    3.78%   43.53%
12/31/96    $18,000     $23,487      21.05%     8.49%           12/31/96     $50,000       $78,459     21.05%    5.79%   21.05%


  OPCAP ADVISORS SMALL CAPITAL PORTFOLIO A-UNITS                      OPCAP ADVISORS SMALL CAPITAL PORTFOLIO A-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1988                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1988
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  A UNIT
                                      Year     Annual                                                   Year    Annual    Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return   Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   -------
12/31/88    $ 2,000        N/A         N/A       N/A            12/31/88     $50,000         N/A         N/A      N/A     0.00%
12/31/89    $ 4,000     $ 2,304      15.22%    15.22%           12/31/89     $50,000       $57,608     15.22%   15.22%   15.22%
12/31/90    $ 6,000     $ 3,256     -24.36%   -12.97%           12/31/90     $50,000       $43,572    -24.36%   -6.65%  -24.36%
12/31/91    $ 8,000     $ 8,558      62.83%    18.84%           12/31/91     $50,000       $70,950     62.83%   12.37%   62.83%
12/31/92    $10,000     $ 8,591     -18.63%     2.87%           12/31/92     $50,000       $57,729    -18.63%    3.66%  -18.63%
12/31/93    $12,000     $10,334      -2.42%     1.10%           12/31/93     $50,000       $56,333     -2.42%    2.41%   -2.42%
12/31/94    $14,000     $10,135     -17.83%    -4.81%           12/31/94     $50,000       $46,288    -17.83%   -1.28%  -17.83%
12/31/95    $16,000     $13,872      14.31%    -0.23%           12/31/95     $50,000       $52,919     14.31%    0.81%   14.31%
12/31/96    $18,000     $18,693      17.77%     3.45%           12/31/96     $50,000       $62,323     17.77%    2.79%   17.77%


OPCAP ADVISORS US GOVERNMENT INCOME PORTFOLIO A-UNITS                  OPCAP ADVISORS US GOVERNMENT INCOME PORTFOLIO A-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1994                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  A and B
                                      Year     Annual                                                   Year    Annual     Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   --------
12/31/94     $2,000        N/A         N/A       N/A            12/31/94     $50,000         N/A         N/A      N/A      N/A
12/31/95     $4,000      $2,120       5.99%     5.99%           12/31/95     $50,000      $52,996       5.99%    5.99%    5.99%
12/31/96     $6,000      $4,185       1.59%     3.06%           12/31/96     $50,000      $53,839       1.59%    3.77%    1.59%


OPCAP ADVISORS US GOVERNMENT INCOME PORTFOLIO B-UNITS                  OPCAP ADVISORS US GOVERNMENT INCOME PORTFOLIO B-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1994                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
       AND YEARLY DECEMBER 31ST THEREAFTER


         Values prior to current                                      Values prior to current
         years purchase payment      Non-Standardized                 years purchase payment           Non-Standardized
         -----------------------     -----------------                -----------------------         -----------------
                                      One      Average                                                  One     Average  A and B
                                      Year     Annual                                                   Year    Annual     Fund
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total    Total    Total
  Date      Payments      Value      Return    Return             Date      Payments       Value       Return   Return    Return
--------   ----------  -----------   ------    -------          --------   ----------   -----------    -------  ------   --------
12/31/94     $2,000        N/A         N/A       N/A            12/31/94     $50,000         N/A         N/A      N/A      N/A
12/31/95     $4,000      $2,201      10.07%    10.07%           12/31/95     $50,000      $55,035      10.07%   10.07%   10.07%
12/31/96     $6,000      $4,294       2.21%     4.83%           12/31/96     $50,000      $56,250       2.21%    6.07%    2.21%


  OPCAP ADVISORS SMALL CAPITAL PORTFOLIO B-UNITS                      OPCAP ADVISORS SMALL CAPITAL PORTFOLIO B-UNITS

  $2000 PURCHASE PAYMENT MADE DECEMBER 31, 1988                 $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1988
       AND YEARLY DECEMBER 31ST THEREAFTER

           Values prior to current                                         Values prior to current
           years purchase payment    Non-Standardized                      years purchase payment      Non-Standardized
           -----------------------   -----------------                     -----------------------     ----------------
                                      One      Average                                                  One     Average      B
                                      Year     Annual                                                   Year    Annual      UNIT
           Cumulative  Accumulated   Total      Total                      Cumulative   Accumulated     Total   Total    Fund Total
  Date      Payments      Value      Return    Return            Date       Payments       Value       Return   Return     Return
--------   ----------  -----------   -------   -------          --------   ----------   -----------    -------  -------  ----------
12/31/88    $ 2,000        N/A         N/A        N/A           12/31/88    $50,000         N/A          N/A     N/A        0.00%
12/31/89    $ 4,000      $ 2,290      14.52%    14.52%          12/31/89    $50,000       $57,259       14.52%  14.52%     14.52%
12/31/90    $ 6,000      $ 3,225     -24.82%   -13.52%          12/31/90    $50,000       $43,047      -24.82%  -7.21%    -24.82%
12/31/91    $ 8,000      $ 8,457      61.85%    18.17%          12/31/91    $50,000       $69,670       61.85%  11.69%     61.85%
12/31/92    $10,000      $ 8,457     -19.13%     2.24%          12/31/92    $50,000       $56,345      -19.13%   3.03%    -19.13%
12/31/93    $12,000      $10,143      -3.01%     0.47%          12/31/93    $50,000       $54,650       -3.01%   1.79%     -3.01%
12/31/94    $14,000      $ 9,917     -18.33%    -5.42%          12/31/94    $50,000       $44,634      -18.33%  -1.87%    -18.33%
12/31/95    $16,000      $13,541      13.63%    -0.42%          12/31/95    $50,000       $50,715       13.63%   0.20%     13.63%
12/31/96    $18,000      $18,192      17.06%     2.85%          12/31/96    $50,000       $59,365       17.06%   2.17%     17.06%

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

The Company may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of Contracts with individualized hypothetical performance illustrations for some or all of the Portfolios. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Portfolio; (ii) the historical fluctuation of the value of a single Portfolio (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Portfolio; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Portfolios; (v) the historical performance of two or more market indices in comparison to a single Portfolio or a group of Portfolios; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Portfolios to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Portfolio data sheets showing various information about one or more Portfolios (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).

                            PERFORMANCE COMPARISONS

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of Providian Life and Health Insurance Company as determined by one or more of the ratings services listed below, or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other person who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Each Subaccount's performance depends on, among other things, the performance of the underlying Portfolio which, in turn, depends upon such variables as:

 .          quality of underlying investments;
 .          average maturity of underlying investments;
 .          type of instruments in which the Portfolio is invested;
 .          changes in interest rates and market value of underlying investments;
 .          changes in Portfolio expenses; and
 .          the relative amount of the Portfolio's cash flow.

From time to time, we may advertise the performance of the Subaccounts and the underlying Portfolios as compared to similar funds or portfolios using certain indexes, reporting services and financial publications, and we may advertise rankings or ratings issued by certain services and/or other institutions. These may include, but are not limited to, the following:

 .      DOW JONES INDUSTRIAL AVERAGE ("DJIA"), an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

 .      STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a
      composite index of common stocks in industrial, transportation, and financial and public utility companies, which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated into the Standard & Poor's figures.

 .      LIPPER ANALYTICAL SERVICES, INC., a reporting service that ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, we may quote the Portfolios' Lipper rankings in various fund categories in advertising and sales literature.

 .      BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

 .      SHEARSON LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, an index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman, Inc., the index calculates total returns for one month, three month, twelve month, and ten year periods and year-to-date.

 .      SHEARSON LEHMAN GOVERNMENT/CORPORATE (LONG-TERM) INDEX, an index composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years.

 .      SHEARSON LEHMAN GOVERNMENT INDEX, an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

 .      MORNINGSTAR, INC., an independent rating service that publishes the bi-
      weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

 .      MONEY, a monthly magazine that regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

 .     STANDARD & POOR'S UTILITY INDEX, an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.

 .     DOW JONES UTILITY INDEX, an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.

 .     THE CONSUMER PRICE INDEX, a measure for determining inflation.

Investors may use such indexes (or reporting services) in addition to the Funds' Prospectuses to obtain a more complete view of each Portfolio's performance before investing. Of course, when comparing each Portfolio's performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such companies. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

When comparing funds using reporting services, or total return and yield, or effective yield, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.

                         SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The Assets are kept physically segregated and held separate and apart from the Company's General Account assets. The General Account contains all of the assets of the Company. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts and the General Account.

                                  THE COMPANY

Providian Corporation owns a 4% interest in the Company and 61%, 15% and 20% interests, respectively, are held by Commonwealth Life Insurance Company, Peoples Security Life Insurance Company and Capital Liberty, L.P. Commonwealth Life Insurance Company and Peoples Security Life Insurance Company are each wholly-owned by Providian Corporation. A 3% interest in Capital Liberty, L.P. is owned by Providian Corporation, which is the general partner, and 78% and 19% interests, respectively, are held by two limited partners, Commonwealth Life Insurance Company and Peoples Security Life Insurance Company.

On December 28, 1996, Providian Corporation executed a Plan and Agreement of Merger and Reorganization (the "Merger Agreement") with AEGON N.V. ("AEGON"), an international insurance company headquartered in The Hague, The Netherlands. Under the Merger Agreement, Providian Corporation's insurance operations, including the operations of the Company, will merge with a wholly owned subsidiary of AEGON. Providian Corporation will be the surviving corporation of the merger and will become a wholly owned subsidiary of AEGON. The merger of Providian Corporation's insurance businesses with AEGON is conditioned upon several events, including shareholder and various regulatory approvals. Providian Corporation anticipates that the closing of the transaction will occur in mid-1997. Because consummation of the merger is subject to the above conditions, no representations can be made as to whether, or when, the merger will be completed or as to the possible impact of the merger on the financial position and results of operations of the Company should the merger occur.

                               STATE REGULATION

The Company is a stock life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri State Department of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

In addition, the Company is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

                              RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its Administrator. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                         DISTRIBUTION OF THE CONTRACTS

Providian Securities Corporation ("PSC"), the principal underwriter of the Contracts, is ultimately a wholly owned subsidiary of Providian Corporation. PSC is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions not to exceed (i) 4.75% of Purchase Payments for A Units plus an annual trail or maintenance fee of .20% of the Contract's Accumulation Value; and (ii) 6.75% of Purchase Payments for B Units may be paid to entities which sell the Contracts. In addition, expense reimbursement allowances may be paid. Additional payments may be made for other services not directly related to the sale of the Contracts.

The Contracts are offered to the public through brokers licensed under the federal securities laws and state insurance laws that have generally entered into agreements with PSC. The offering of the Contracts is continuous and PSC does not anticipate discontinuing the offering of the Contracts. However, PSC does reserve the right to discontinue the offering of the Contracts.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                               OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS

The audited financial statements of the Separate Account for the years ended December 31, 1996 and 1995, including the Report of Independent Auditors thereon, is included in this Statement of Additional Information.

The audited statutory-basis financial statements of the Company for the years ended December 31, 1996 and 1995, including the Reports of Independent Auditors thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                     Statutory-Basis Financial Statements

                  Providian Life and Health Insurance Company

                    Years ended December 31, 1996, and 1995
                      with Report of Independent Auditors

                  Providian Life and Health Insurance Company

                     Statutory-Basis Financial Statements

                    Years ended December 31, 1996 and 1995



                                   Contents

Report of Independent Auditors............................................1

Audited Financial Statements

Balance Sheets (Statutory-Basis)..........................................2
Statements of Operations (Statutory-Basis)................................3
Statements of Changes in Capital and Surplus (Statutory-Basis)............4
Statements of Cash Flows (Statutory-Basis)................................5
Notes to Financial Statements.............................................6

                        Report of Independent Auditors

Board of Directors
Providian Life and Health Insurance Company

We have audited the accompanying statutory-basis balance sheets of Providian Life and Health Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Missouri Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Providian Life and Health Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Providian Life and Health Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Missouri Department of Insurance.

                                       /s/ Ernst & Young LLP
Louisville, Kentucky
April 25, 1997

                  Providian Life and Health Insurance Company

                       Balance Sheets (Statutory-Basis)

                                                           December 31
                                                       1996          1995
                                                  ----------------------------
Admitted assets                                          (In Thousands)
Cash and invested assets:
  Bonds                                            $ 4,249,252   $ 4,410,245
  Preferred stocks                                      30,658        27,719
  Common stocks                                        438,067       408,298
  Mortgage loans                                     2,651,611     2,756,891
  Real estate                                            6,653        25,065
  Policy loans                                         158,186       158,774
  Cash and short-term investments                      139,705       205,266
  Other invested assets                                168,430       125,052
                                                   ---------------------------

Total cash and invested assets                       7,842,562     8,117,310

Deferred and uncollected premiums                       46,032        45,849
Accrued investment income                               89,539        99,001
Other receivables                                       38,556        35,432
Amounts due from affiliates                              7,687        15,510
Federal income taxes recoverable from parent             5,840         3,725
Other admitted assets                                    4,539         4,581
Separate account assets                              2,427,504     1,741,564
                                                  ----------------------------
Total admitted assets                              $10,462,259   $10,062,972
                                                  ============================


Liabilities and capital and surplus
Liabilities:
  Aggregate policy reserves                        $ 4,736,127   $ 5,608,366
  Policy and contract claims                            43,006        37,947
  Policyholder contract                              1,961,549     1,519,204
  Other policy or contract liabilities                 366,441       318,911
  Amounts due to affiliates                             12,719        18,882
  Asset valuation reserve                               97,169        89,486
  Accrued expenses and other liabilities               212,433       152,118
  Separate account liabilities                       2,427,504     1,741,564
                                                  ----------------------------
Total liabilities                                    9,856,948     9,486,478

Capital and surplus:
  Common stock, $11 par value; 1,145,000 shares
    authorized, issued and outstanding                  12,595        12,595
  Preferred stock, $11 par value; 2,290,000
    shares authorized, issued and outstanding           25,190        25,190
  Paid-in surplus                                        2,583         2,583
  Unassigned surplus                                   564,943       536,126
                                                ------------------------------
Total capital and surplus                              605,311       576,494
                                                ------------------------------
Total liabilities and capital and surplus          $10,462,259   $10,062,972
                                                ==============================

See accompanying notes.

                  Providian Life and Health Insurance Company

                   Statements of Operations (Statutory-Basis)

                                                    Year ended December 31
                                                      1996           1995
                                                   -------------------------
                                                         (In Thousands)
Revenues:
  Premiums earned:
    Life and annuity                               $  343,086     $  264,020
    Accident and health                               154,993        160,996
  Annuity fund deposits                             1,073,366        803,537
  Net investment income                               569,860        570,009
  Commissions and expense allowances
    on reinsurance ceded                                1,123          7,164
  Amortization of interest maintenance reserve          3,109          4,798
  Other income                                         10,196            455
                                                   -------------------------
                                                    2,155,733      1,810,979

Benefits and expenses:
  Accident and health, life and other benefits      1,417,390      1,323,996
  Decrease in aggregate policy reserves                (9,138)      (141,219)
  Commissions and expense allowances
    on reinsurance assumed                             39,533         66,988
  General insurance and other expenses                122,906        140,495
  Reinsurance recapture fee                             2,320         66,672
  Net transfers to separate accounts                  425,800        316,222
                                                   -------------------------
                                                    1,998,811      1,773,154
                                                   -------------------------

Net gain from operations before federal
  income taxes                                        156,922         37,825
Federal income tax expense                             50,639         18,222
                                                   -------------------------
Net gain from operations                              106,283         19,603

Net realized capital gains (losses), net of
  income taxes (1996-$1,402; 1995-($14,998))
  and excluding gains (losses) transferred
  to the interest maintenance reserve
  (1996-$2,921; 1995-($21,644))                         3,394           (609)
                                                   -------------------------
Net income                                         $  109,677     $   18,994
                                                   =========================

See accompanying notes.

                  Providian Life and Health Insurance Company

         Statements of Changes in Capital and Surplus (Statutory-Basis)

                                  Common    Preferred    Paid-in    Unassigned
                                  Stock       Stock      Surplus     Surplus
                                  --------------------------------------------
                                                 (In Thousands)
Balances, January 1, 1995         $ 2,530    $     -    $ 41,838     $ 485,844
Purchase and retirement of
  common stock                        (11)         -      (3,989)            -
Stock split/dividend               10,076     25,190     (35,266)            -
Net income                              -          -           -        18,994
Change in net unrealized
  gains on investments                  -          -           -        96,430
Change in reserves due to
  change in valuation basis             -          -           -          (802)
Prior year federal income
  tax adjustment                        -          -           -        (5,092)
Increase in nonadmitted assets          -          -           -       (17,244)
Increase in asset valuation
  reserve                               -          -           -       (42,004)
                                  --------------------------------------------
Balances, December 31, 1995        12,595     25,190       2,583       536,126

Net income                              -          -           -       109,677
Change in net unrealized
  gains on investments                  -          -           -        40,540
Dividends to shareholders               -          -           -      (125,000)
Prior year federal income
  tax adjustment                        -          -           -         6,546
Decrease in nonadmitted                 -          -           -
  assets                                                                 4,737
Increase in asset valuation
  reserve                               -          -           -        (7,683)
                                  --------------------------------------------
Balances, December 31, 1996       $12,595    $25,190    $  2,583     $ 564,943
                                  ============================================

See accompanying notes.

                  Providian Life and Health Insurance Company

                   Statements of Cash Flows (Statutory-Basis)

                                                        Year ended December 31
                                                         1996           1995
                                                      -------------------------
                                                           (In Thousands)
Cash and short-term investments provided
  Operations:
    Premiums and annuity fund deposits                $1,573,203     $1,224,560
    Net investment income received                       574,079        564,587
    Allowances and reserve adjustments received on
      reinsurance ceded                                    1,125          7,195
    Other income received                                 10,182            455
                                                      -------------------------
                                                       2,158,589      1,796,797

    Benefits paid                                      1,412,797      1,320,679
    General insurance and other expenses                 169,580        197,177
    Federal income taxes paid (recovered)                 56,121        (10,510)
    Net increase in policy loans and premium notes         3,520          7,283
    Paid reinsurance reserves and other items                293          1,305
    Net transfers to separate accounts                   412,252        327,365
                                                      -------------------------
                                                       2,054,563      1,843,299
                                                      -------------------------
  Total cash provided (applied) by operations            104,026        (46,502)

  Investments sold, matured or repaid                  3,688,955      3,662,934
  Other cash provided:
    Increase in amounts due to affiliates                  7,826              -
    Net increase in broker receivables/payables           31,112        114,177
    Accounts receivable - other invested assets                -         83,606
    Cash received in reinsurance recapture transaction         -         30,095
    Net cash and short-term investments received from
      reinsurance assumed                                      -        303,376
    Other items                                           40,047          7,764
                                                      -------------------------
  Total other cash provided                               78,985        539,018
                                                      -------------------------
Total cash and short-term investments provided         3,871,966      4,155,450

Cash and short-term investments applied:
  Investments acquired                                 3,717,511      4,029,433
  Other cash applied:
    Dividends paid to shareholders                       125,000              -
    Decrease in amounts due to affiliates                  6,162         15,506
    Net cash and short-term investments transferred
      on reinsurance assumed                              78,980              -
    Redemption of common stock                                 -          4,000
    Other items                                            9,874         14,776
                                                      -------------------------
  Total other cash applied                               220,016         34,282
                                                      -------------------------
Total cash and short-term investments applied          3,937,527      4,063,715
                                                      -------------------------
Increase (decrease) in cash and short-term
  investments                                            (65,561)        91,735
Cash and short-term investments:
  Beginning of year                                      205,266        113,531
                                                      -------------------------
  End of year                                         $  139,705     $  205,266
                                                      =========================

See accompanying notes.

                  Providian Life and Health Insurance Company

                         Notes to Financial Statements

                               December 31, 1996



1. Organization, Nature of Operations and Accounting Policies

Organization

Providian Life and Health Insurance Company (PLH) is a life and health insurance company domiciled in Missouri. PLH is owned by Commonwealth Life Insurance Company (CLICO) 61%, Capital Liberty, L.P. (CLLP) 20%, Peoples Security Life Insurance Company (PSI) 15%, and Providian Corporation (Providian) 4%. Providian is the ultimate parent of CLICO, CLLP, and PSI. PLH wholly owns an insurance subsidiary, Veterans Life Insurance Company (VLIC), which wholly owns an insurance subsidiary, First Providian Life and Health Insurance Company (FPLH), and a non-insurance subsidiary.

On December 28, 1996, Providian executed a Plan and Agreement of Merger and Reorganization (the Merger Agreement) with AEGON N.V. (AEGON), an international insurance company headquartered in The Hague, The Netherlands. Under the Merger Agreement, Providian's insurance operations, including the operations of PLH, will merge with a wholly owned subsidiary of AEGON. Providian will be the surviving corporation in the merger and will become a wholly owned subsidiary of AEGON. The merger of Providian's insurance businesses with AEGON is conditioned upon several events, including shareholder and various regulatory approvals. Providian anticipates that the closing of the transaction will occur in mid-1997. Because consummation of the merger is subject to the above conditions, no representations can be made as to whether, or when, the merger will be completed or as to the possible impact of the merger on the financial position and results of operations of PLH should the merger occur.

Nature of Operations

PLH sells and services life and accident and health insurance products, primarily utilizing direct response methods, such as television, telephone, mail and third-party programs to reach low to middle-income households nationwide. PLH also sells and services group and individual accumulation products, primarily utilizing brokers, fund managers, financial planners, stock brokerage firms and a mutual fund.

                  Providian Life and Health Insurance Company

1. Organization, Nature of Operations and Accounting Policies (continued)

Management's Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation

The accompanying financial statements of PLH have been prepared in accordance with the accounting practices prescribed or permitted by the Missouri Department of Insurance. Such practices vary from generally accepted accounting principles
(GAAP). The more significant variances from GAAP are as follows:

     Investments

     Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholders' equity for those designated as available-for-sale.

     Fair values of investments in bonds and stocks are generally based on values specified by the Securities Valuation Office (SVO) of the NAIC, rather than on values provided by outside broker confirmations or internally calculated estimates. However, for certain investments, the NAIC does not provide a value and PLH uses either admitted asset investment amounts (i.e., statement values) as allowed by the NAIC, quoted fair values provided by outside broker confirmations or internally calculated estimates. Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by PLH is included in investments rather than reported as an operating asset, and investment income and operating expense include amounts representing rent for PLH's occupancy of such real estate. Changes between

                  Providian Life and Health Insurance Company

1. Organization, Nature of Operations and Accounting Policies (continued)

     cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

     Valuation allowances are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when PLH determines it is probable that it will be unable to collect all amounts due (both principal and interest) according to the contractual terms of the loan agreement. Such allowances are generally based on the estimated fair value of the underlying real estate (collateral). The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

     Under a formula prescribed by the NAIC, PLH defers the portion of realized capital gains and losses attributable to changes in the general level of interest rates on sales of certain liabilities and fixed income investments, principally bonds and mortgage loans, and amortizes such deferrals into income on a straight-line basis over the remaining period to maturity based on groupings of individual liabilities or investments sold. The net accumulated unamortized balance of such deferrals is reported as an "interest maintenance reserve" (IMR). Realized gains and losses are reported in income net of tax and transfers to the IMR. At December 31, 1996 and 1995, the IMR balance was in an asset position of $10,762,458 and $10,574,877, respectively, and was non-admitted for statutory accounting purposes. The "asset valuation reserve" (AVR) is also determined by a NAIC prescribed formula and is reported as a liability rather than a valuation allowance. The AVR represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and direct write-downs are recorded (or valuation allowances are provided, where appropriate under GAAP) when there has been a decline in value deemed to be other than temporary, in which case, write-downs (or provisions) for such declines are charged to income.

                  Providian Life and Health Insurance Company

1. Organization, Nature of Operations and Accounting Policies (continued)

     Subsidiaries

     The accounts and operations of PLH's subsidiaries are not consolidated with the accounts and operations of PLH as would be required under GAAP.

     Policy Acquisition Costs

     Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment-type contracts, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

     Nonadmitted Assets

     Certain assets designated as "nonadmitted," principally agents' debit balances and furniture and equipment, are excluded from the balance sheets and are charged directly to unassigned surplus.

     Premiums

     Revenues for universal life policies and investment-type contracts consist of the entire premium received and benefits represent the death benefits paid, surrenders and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

     Benefit Reserves

     Certain policy reserves are calculated using prescribed interest and mortality assumptions rather than on expected experience and actual account balances as is required under GAAP.

                  Providian Life and Health Insurance Company

1. Organization, Nature of Operations and Accounting Policies (continued)

     Income Taxes

     Deferred income taxes are not provided for differences between the financial statement and the tax bases of assets and liabilities.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant accounting policies followed in preparing the accompanying statutory-basis financial statements are as follows:

     Investments

     Bonds, preferred stocks, common stocks, mortgage loans, real estate, policy loans, other invested assets, short-term investments and derivative financial instruments are stated at values prescribed by the NAIC, as follows:

          Bonds not backed by other loans are stated at amortized cost using the constant effective yield method.

          Loan-backed bonds and structured securities are valued at amortized cost using the interest method. Anticipated prepayments are considered when determining the amortization of related discounts or premiums. Prepayment assumptions are obtained from dealer survey values or internal estimates and are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value such securities.

          Preferred stocks are carried at cost. In addition, certain bonds and preferred stocks are carried at the lower of cost (or amortized cost) or the NAIC designated fair value.

          Common stocks are carried at the NAIC designated fair value, except that investments in unconsolidated subsidiaries and affiliates in which PLH has an interest of 20 percent or more are carried on the equity basis.

                  Providian Life and Health Insurance Company

1. Organization, Nature of Operations and Accounting Policies (continued)

          Mortgage loans in good standing are carried at unpaid principal balances while statutorily delinquent mortgages are carried at their unpaid principal balance less the related valuation allowance.

          Real estate is carried at the lower of cost (less depreciation for occupied and investment real estate, generally calculated using the straight-line method) or net realizable value, and is net of related obligations, if any.

          Policy loans are carried at the aggregate unpaid balance.

          Short-term investments include investments with maturities of less than one year at the date of acquisition. Short-term investments are carried at amortized cost.

          Other invested assets are principally comprised of limited partnership investments and are valued using the equity method of accounting.

          Derivative financial instruments, consisting primarily of interest rate swap agreements, including basis swaps, and futures, are valued consistently with the hedged item. Hedges of fixed income assets and/or liabilities are valued at amortized cost. Hedges of items carried at fair value are valued at fair value. Derivatives which cease to be effective hedges are valued at fair value.

     Bond and other loan interest is credited to income as it accrues. Dividends on preferred and common stocks are credited to income on ex-dividend dates. For securities, PLH follows the guidelines of the NAIC for each security on an individual basis in determining the admitted or nonadmitted status of accrued income amounts. There was no interest on securities excluded from investment income at December 31, 1996 and 1995. For mortgage loans, PLH's policy is to exclude from investment income interest in excess of three months past due. At December 31, 1996 and 1995, the total amount excluded from accrued investment income for delinquent mortgage loans was approximately $504,000 and $314,000, respectively. The amounts to be paid or received as a result of derivative instruments are recognized in the statements of operations as an adjustment to investment income. Realized gains and losses on derivative instruments are recognized currently in earnings. If the item being hedged is subject to the IMR, the gain or loss on the hedging derivative instrument is subject to the IMR upon termination.

                  Providian Life and Health Insurance Company

1. Organization, Nature of Operations and Accounting Policies (continued)

     Net income includes realized gains and losses on investments sold, net of tax and transfers to the IMR. The cost of investments sold is determined on a first-in, first-out basis.

     Separate Accounts

     Separate account assets and liabilities reported in the accompanying statutory-basis financial statements represent funds that are separately administered, principally for annuity contracts, and for which the contract holder, rather than PLH, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of PLH. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying statutory-basis financial statements. Fees charged on separate account policyholder deposits are included in net transfers to separate accounts in the accompanying statements of operations.

     Policy Reserves

     Unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of accident and health policies in force, calculated principally by the application of monthly pro rata fractions. Liabilities for unearned premiums are included in aggregate policy reserves.

     PLH waives deduction of deferred fractional premiums upon death of insureds. PLH's policy is to return any portion of the final premium beyond the date of death. Surrender values on direct business are not promised in excess of the legally computed reserves. Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Mean reserves are determined by computing the regular mean reserve for the plan at the issued age and holding in addition one-half of the extra premium charged for the year.

     The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released and the tabular cost have been determined by formula as described in the NAIC instructions.

                  Providian Life and Health Insurance Company

1. Organization, Nature of Operations and Accounting Policies (continued)

     Policy reserves also include single premium and flexible premium annuity contracts and structured settlement contracts. The single premium and flexible premium contracts contain surrender charges for the first six to seven years of the contract. These contract reserves are held at the contract value that accrues to the policyholder. Structured settlement contracts contain no surrender charge as the contracts are not surrenderable. Policy reserves on these contracts are determined based on the expected future cash flows discounted at the applicable statutorily defined mortality and interest rates. Annual effective rates credited to these annuity contracts ranged from 4.0 percent to 8.0 percent during 1996 and 1995.

     Liabilities for Policy and Contract Claims

     Liabilities for policy and contract claims, principally related to accident and health policies, include amounts determined in accordance with standard actuarial practice and statutory regulation. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the liabilities for policy and contract claims are adequate. The methods of making such estimates and establishing the resulting liabilities are continually reviewed and updated, and any adjustments resulting therefrom are reflected in current earnings.

     Policyholder Contract Deposits

     Policyholder contract deposits consist of guaranteed investment contracts
     (GICs). The GICs consist of three types. One type is guaranteed as to principal along with interest guarantees based upon predetermined indices. The second type guarantees principal and interest, but also includes a penalty if the contract is surrendered early. The third type guarantees principal and interest and is non-surrenderable before the fixed maturity date. Policy reserves on the GICs are determined following the retrospective deposit method and consist of contract values that accrue to the benefit of the policyholder. Annual effective rates credited to these GICs ranged from 5.2 percent to 6.6 percent and from 5.5 percent to 7.8 percent during 1996 and 1995, respectively.

                  Providian Life and Health Insurance Company

1. Organization, Nature of Operations and Accounting Policies (continued)

     Premiums, Benefits and Expenses

     For individual and most group life policies, premiums are reported as earned on the policy/certificate anniversary. For individual and group annuities, premiums and annuity fund deposits are recorded as earned when collected. For individual and group accident and health policies, premiums are recorded as earned on a pro rata basis over the coverage period for which the premiums were collected or due. Benefit claims (including an estimated provision for claims incurred but not reported), policy reserve changes and expenses are charged to income as incurred.

     Reinsurance

     Reinsurance premiums, benefits and expenses are accounted for in a manner consistent with that used in accounting for original policies issued and the terms of the reinsurance contracts. Premiums, benefits, expenses and the reserves for policy and contract liabilities and unearned premiums are recorded net of reinsured amounts.

     Guaranty Fund Assessments

     Periodically, PLH is assessed by various state guaranty funds as part of those funds' activities to collect funds from solvent insurance companies to cover certain losses to policyholders that resulted from the insolvency or rehabilitation of other insurance companies. Each state guaranty fund operates independently of any other state guaranty fund; as such, the methods by which assessments are levied against PLH vary from state to state. Also, some states permit guaranty fund assessments to be partially recovered through reductions in future premium taxes. At December 31, 1996 and 1995, PLH has established an estimated liability for guaranty fund assessments for those insolvencies or rehabilitations that have actually occurred prior to that date. The estimated liability is determined using preliminary information received from the various state guaranty funds and the National Organization of Life and Health Insurance Guaranty Associations. Because there are many uncertainties regarding the ultimate assessments that will be assessed against PLH, the ultimate assessments for those insolvencies or rehabilitations that occurred prior to December 31, 1996 may vary from the estimated liability included in the accompanying financial statements. The estimated liability for guaranty fund assessments recorded at December 31, 1996 and 1995 was $11,525,000 and $11,571,000,
     respectively.

                  Providian Life and Health Insurance Company

1. Organization, Nature of Operations and Accounting Policies (continued)

     Permitted Statutory Accounting Practices

     PLH's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Missouri Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that PLH uses to prepare its statutory-basis financial statements. The effect of any such changes on PLH's statutory surplus cannot be determined at this time and could be material.

Reclassifications

Certain reclassifications have been made to the prior year financial statements to conform with the current year presentation.

                  Providian Life and Health Insurance Company

2. Investments

The tables below contain amortized cost (carrying value or statement value) and fair value information on bonds.

                                                   Gross         Gross
                                     Amortized   Unrealized    Unrealized    Fair
                                       Cost        Gains        Losses      Value
                                    -----------------------------------------------
                                                     (In Thousands)
December 31, 1996
U.S. government obligations         $  170,990    $    576     $ 3,340   $  168,226
States and political subdivisions       33,765         526         994       33,297
Foreign government obligations*         39,483         301         432       39,352
Corporate and other                  2,730,863      43,960      23,430    2,751,393
Foreign corporate*                     218,306       5,868         679      223,495
Asset-backed                           519,149           -           -      519,149
Mortgage-backed                        536,696           -           -      536,696
                                    -----------------------------------------------
                                    $4,249,252    $ 51,231     $28,875   $4,271,608
                                    ===============================================


December 31, 1995
U.S. government obligations         $  249,757    $  9,764     $     4   $  259,517
States and political subdivisions       37,957       1,399         280       39,076
Foreign government obligations*         71,820       4,026          34       75,812
Corporate and other                  2,686,294      93,236      11,054    2,768,476
Foreign corporate*                     259,804      14,063       2,223      271,644
Asset-backed                           553,591           -           -      553,591
Mortgage-backed                        551,022           -           -      551,022
                                    -----------------------------------------------
                                    $4,410,245    $122,488     $13,595   $4,519,138
                                    ===============================================

* Substantially all are U.S. dollar denominated.

                  Providian Life and Health Insurance Company

2. Investments (continued)

The amortized cost and fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because certain borrowers may have the right to call or prepay obligations, sometimes without call or prepayment penalties.

                                                   Amortized       Fair
                                                      Cost         Value
                                                   ------------------------
                                                       (In Thousands)

     Due in one year or less                       $   30,634    $   30,634
     Due after one year through five years            598,038       598,439
     Due after five years through ten years           953,944       955,870
     Due after ten years                            1,610,791     1,630,820
                                                   ------------------------
                                                    3,193,407     3,215,763
     Asset-backed securities                          519,149       519,149
     Mortgage-backed securities                       536,696       536,696
                                                   ------------------------
                                                   $4,249,252    $4,271,608
                                                   ========================

Proceeds during 1996 and 1995 from sales, maturities and calls of bonds were $2,992,250,000 and $2,842,536,000, respectively. Gross gains of $36,104,000 and
$60,899,000 and gross losses of $28,403,000 and $35,199,000 in 1996 and 1995, respectively, were realized on those sales.

The cost of preferred stocks of unaffiliated companies was $30,886,000 and $27,719,000 at December 31, 1996 and 1995, respectively, and the related fair value was $30,681,000 and $27,199,000 at December 31, 1996 and 1995,
respectively. The difference between cost and statement value of preferred stocks of $228,000 at December 31, 1996 was charged directly to unassigned surplus as of that date and did not affect net income. There was no difference between cost and statement value of preferred stocks at December 31, 1995.

                  Providian Life and Health Insurance Company

2. Investments (continued)

The change in unrealized gains and losses on investments in common stocks and on investments in subsidiaries is credited or charged directly to unassigned surplus and does not affect net income. The cost and fair value of those investments at December 31, 1996 and 1995 were as follows:

                                        Gross      Gross
                                     Unrealized Unrealized    Fair
                             Cost       Gains      Losses     Value
                           -----------------------------------------
                                          (In Thousands)
December 31, 1996
Common stocks              $ 28,991   $    655    $1,083    $ 28,563
Subsidiaries                202,606    206,898         -     409,504
                           -----------------------------------------
                           $231,597   $207,553    $1,083    $438,067
                           =========================================

December 31, 1995
Common stocks              $ 41,619   $    662    $  796    $ 41,485
Subsidiaries                197,949    168,864         -     366,813
                           -----------------------------------------
                           $239,568   $169,526    $  796    $408,298
                           =========================================

The fair value of investments in subsidiaries presented above represents PLH's equity interest in the net assets of the subsidiary.

Included in investments are securities having statement values of $3,981,000 at December 31, 1996 which were on deposit with various state insurance departments to satisfy regulatory requirements.

The carrying value of mortgage loans is net of an allowance for loan losses of $2,526,000 and $771,000 at December 31, 1996 and 1995, respectively. The maximum and minimum lending rates for commercial mortgage loans made during 1996 were
9.4 percent and 8.4 percent, respectively; the maximum and minimum lending rates for residential mortgage loans made during 1996 were 9.9 percent and 4.5 percent, respectively; and the maximum and minimum lending rates for farm mortgage loans made during 1996 were 8.9 percent and 8.6 percent, respectively. The maximum percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages was 80 percent. Hazard insurance is required on all properties covered by

                  Providian Life and Health Insurance Company

2. Investments (continued)

mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without buildings. As of December 31, 1996, PLH held $1,855,000 of mortgages with interest more than one year overdue amounting to $296,000. As of December 31, 1996, there were no taxes, assessments, or other amounts advanced by PLH on account of mortgage loans which were not included in mortgage loan totals. During 1996, $1,045,000 of taxes and maintenance expenses were paid by PLH on property acquired through foreclosure. During 1996, PLH did not reduce interest rates on any outstanding mortgages.

3. Financial Instruments


PLH utilizes a variety of financial instruments in its asset/liability management process and to meet its customers' financing needs. The asset/liability management process focuses on the management of a variety of risks, including interest rate, market and credit risks. Effective management of these risks is an important determinant of profitability. Instruments used in this process and to meet the customers' financing and investing needs include derivative financial instruments, primarily interest rate swap agreements and futures contracts, and commitments to extend credit. Other derivatives, such as forwards, are used to a much lesser extent in the asset/liability management process. All of these instruments involve (to varying degrees) elements of market and credit risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional values of all of these instruments reflect the extent of involvement in the various types of financial instruments.

PLH's exposure to market risk (including interest rate risk) is the risk of market volatility and potential disruptions in the market which may result in certain instruments being less valuable. PLH monitors and controls its exposure to this risk primarily through the use of cash flow stress testing, total portfolio analysis of net duration levels, a monthly mark-to-market process and ongoing monitoring of interest rate movements.

PLH's exposure to credit risk (including interest rate risk) is the risk of loss from a counterparty failing to perform according to the terms of the contract. This exposure includes settlement risk (risk that the counterparty defaults after PLH has delivered funds or securities under the terms of the contract) which results in an accounting loss and replacement cost risk (cost to replace the contract at current market rates should the counterparty default prior to the settlement date). There is no off-balance sheet exposure to credit risk that would result in an immediate accounting loss (settlement risk)

                  Providian Life and Health Insurance Company

3. Financial Instruments (continued)

associated with counterparty non-performance on interest rate swap agreements and futures. Interest rate swap agreements are subject to replacement cost risk, which equals the cost to replace those contracts in a net gain position should a counterparty default. Default by a counterparty would not result in an immediate accounting loss. These instruments, as well as futures and forwards, are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. Credit loss exposure resulting from non-performance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

The credit risk on all financial instruments, whether on- or off-balance sheet, is controlled through an ongoing credit review, approval and monitoring process. PLH determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with credit risk, and establishes individual and aggregate counterparty exposure limits. In order to limit exposure associated with counterparty non-performance on interest rate swap agreements, PLH enters into master netting agreements with its counterparties. These master netting agreements provide that, upon default of either party, contracts in gain positions will be offset with contracts in loss positions and the net gain or loss will be received or paid, respectively. Assuming every counterparty defaulted, the cost of replacing those interest rate contracts in a net gain position, after consideration of the aforementioned master netting agreements, was $22,188,000 and $53,450,000 at December 31, 1996 and 1995, respectively.

PLH manages interest rate risk through the use of duration analysis. Duration is a key portfolio management tool and is measured for both assets and liabilities. For the simplest forms of assets or liabilities, duration is proportional to their weighted average life, with weights equal to the discounted present value of estimated cash flows. This methodology causes near-term cash flows to have a greater proportional weight than cash flows further in the future. For more complex assets and liabilities with optional cash flows, for example, callable bonds, mortgage-backed securities, or traditional insurance liabilities, additional adjustments are made in estimating an effective duration number. PLH uses derivatives as a less costly and less burdensome alternative to restructuring the underlying cash instruments to manage interest rate risk based upon the aggregate net duration level of its aggregate portfolio. Information is provided below for each significant derivative product type.

                  Providian Life and Health Insurance Company

3. Financial Instruments (continued)

Interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments, without an exchange of the underlying principal amount. PLH also enters into basis swap agreements where amounts received are based primarily upon six month LIBOR and pays an amount based on either a short-term Treasury or Prime Rate. The amounts to be paid or received as a result of these agreements are accrued and recognized in the accompanying statements of operations through net investment income. Gains or losses realized on closed or terminated agreements are deferred and amortized as a component of the IMR.

Futures are contracts which call for the delayed delivery of securities in which the seller agrees to deliver on a specified future date, a specified instrument at a specified price. The daily change in fair value of futures contracts used to adjust the net duration level of the overall portfolio is deferred and amortized as a component of the IMR. The daily change in fair value for futures used as accounting hedges both for products that provide a return based on the market performance of a designated index and for investments in common stocks are recognized in the accompanying statement of operations through net realized investment gains and losses. Margin requirements on futures contracts, equal to the change in fair value, are usually settled on a daily basis.

                  Providian Life and Health Insurance Company

3.  Financial Instruments (continued)

The following information is based on the assumption that rates will remain constant at December 31, 1996 levels. To the extent that actual rates change, the variable interest rate information will change accordingly. The following table illustrates the maturities and weighted average rates by type of derivative product held at December 31, 1996.


                                       MATURITY SCHEDULE BY YEAR FOR DERIVATIVE PRODUCTS
                               ------------------------------------------------------------------
                                                                             2001-
                                  1997      1998      1999       2000        2002       Total
                               ------------------------------------------------------------------
(Dollars in Thousands)
RECEIVE FIXED SWAPS
Notional value                  $ 34,567   $55,500  $216,000   $338,400    $278,300   $  922,767
Weighted average:
  Receive rate                     6.33%     4.99%     7.42%      7.34%       7.40%        7.20%
  Pay rate                         5.63%     5.66%     5.63%      5.72%       5.73%        5.70%

PAY FIXED SWAPS
Notional value                         -         -         -          -    $ 10,000   $   10,000
Weighted average:
  Receive rate                         -         -         -          -       5.59%        5.59%
  Pay rate                             -         -         -          -       7.29%        7.29%

BASIS SWAPS
Notional value                    17,800         -    42,840     50,000      50,000      160,640
Weighted average:
  Receive rate                     5.35%         -     5.60%      5.53%       5.53%        5.53%
  Pay rate                         5.59%         -     5.79%      5.55%       5.56%        5.62%

OTHER DERIVATIVE
  PRODUCTS(a)
Notional or contract
  value                           70,783         -         -          -     250,000      320,783
                               ------------------------------------------------------------------
Total notional or contract
  value                         $123,150   $55,500  $258,840   $388,400    $588,300   $1,414,190
                               ==================================================================

TOTAL WEIGHTED AVERAGE
  RATES ON SWAPS:
    Receive rate                   6.00%     4.99%     7.12%      7.11%       7.07%        6.94%
    Pay rate                       5.62%     5.66%     5.66%      5.70%       5.75%        5.70%

(a)  Other derivative products include futures and forwards.

                  Providian Life and Health Insurance Company

3.  FINANCIAL INSTRUMENTS (CONTINUED)

The following table summarizes the activity by notional or contract value in derivative products for 1996 and 1995:

                                      RECEIVE        PAY FIXED/
                                     FIXED/PAY        RECEIVE
                                     FLOATING         FLOATING         BASIS        FUTURES      FORWARDS
                                    ----------------------------------------------------------------------
                                                                (In Thousands)
Balances, December 31, 1994         $  699,556          $     -       $ 65,060      $  669,628   $      -
  Additions                            622,500                -         94,271       1,200,907    250,000
  Maturities                             1,094                -         50,000               -          -
  Terminations                               -                -         44,133       1,820,429          -
                                    ----------------------------------------------------------------------
Balances, December 31, 1995          1,320,962                -         65,198          50,106    250,000
  Additions                            107,473           10,000        100,000         314,271          -
  Maturities                           109,268                -          4,558               -          -
  Terminations                         396,400                -              -         293,594          -
                                    ----------------------------------------------------------------------
Balances, December 31, 1996         $  922,967          $10,000       $160,640      $   70,783   $250,000
                                    ======================================================================

During 1996, PLH terminated or closed certain interest swap agreements which were accounted for as hedges. The net deferred gains on these agreements during 1996 were $1,279,000 and are being amortized to investment income over the expected remaining life of the related investment, generally one to seven years, as a component of the IMR.

COMMITMENTS

Commitments to extend credit consist of agreements to lend to a customer at some future time, subject to established contractual conditions. Since it is likely some commitments may expire or be withdrawn without being fully drawn upon, the total commitment amounts do not necessarily represent future cash requirements. PLH evaluates individually each customer's creditworthiness. Collateral may be obtained, if deemed necessary, based on a credit evaluation of the counterparty. The collateral may include commercial and/or residential real estate. At December 31, 1996 and 1995, commitments to extend credit were $136,317,000 and $140,800,000, respectively.

Additionally, at December 31, 1996, PLH has agreed to fund additional investments through the year 2000 in an amount not to exceed $85,468,000.

                  Providian Life and Health Insurance Company

3.  FINANCIAL INSTRUMENTS(CONTINUED)

CONCENTRATIONS OF CREDIT RISK

PLH limits credit risk by diversifying its investment portfolio among common and preferred stocks, public bonds, private placement securities, and commercial and residential mortgage loans. It further diversifies these portfolios between and within industry sectors, by geography and by property type. Credit risk is also limited by maintaining stringent underwriting standards and purchasing insurance protection in certain cases. In addition, PLH establishes credit approval processes, credit limits and monitoring procedures on an individual counterparty basis. As a result, management believes that significant concentrations of credit risk do not exist.

4.  FEDERAL INCOME TAXES

PLH and its subsidiaries file a life-nonlife consolidated federal income tax return. Under a written agreement, PLH and its affiliates allocate the federal income tax liability among the members of the consolidated return group in the ratio that each member's separate return tax liability, or benefit from a net operating loss, for the year bears to the consolidated tax liability. The final settlement under this agreement is made after the annual filing of the consolidated U.S. Corporate Income Tax Return.

Reported income tax expense differs from income tax expense that would result from applying rates to pretax income primarily due to differences in the statutory and tax treatment of certain investments, deferred policy acquisition cost, bad debts, and differences in policy and contract liabilities.

Included in the statements of changes in capital and surplus are certain adjustments increasing surplus by $6,544,000 at December 31, 1996 and decreasing surplus by $5,092,000 at December 31, 1995, respectively, relating to tax accrual adjustments applicable to prior tax years.

At December 31, 1996, accumulated earnings of PLH for federal income tax purposes included $17,425,000 of "Policyholders' Surplus," a special memorandum tax account. This memorandum account balance has not been currently taxed, but income taxes computed at current rates will become payable if this surplus is distributed. Provisions of the Deficit Reduction Act of 1984 (the Act) do not permit further additions to the Policyholders' Surplus account. "Shareholders' Surplus" is also a special memorandum tax account, and generally represents an accumulation of taxable income (net of tax

                  Providian Life and Health Insurance Company

4. Federal Income Taxes (continued)

thereon) plus the dividends received deduction, tax-exempt interest and certain other special deductions as provided by the Act. At December 31, 1996, the balance in the Shareholders' Surplus account amounted to approximately $601,601,000. There is no present intention to make distributions in excess of Shareholders' Surplus.

5. Related Party Transactions

Reinsurance Assumed from Affiliates

PLH entered into two indemnity reinsurance agreements with CLICO in 1987 whereby PLH assumes 100 percent of the risks reinsured on all structured settlement policies issued during 1987 by CLICO. The agreements were amended in 1988 whereby PLH also assumes 100 percent of the risks reinsured on all structured settlement, pension buyout, and single premium immediate annuities issued subsequent to 1987 by CLICO. The agreements were also amended in 1988 to change the agreements from indemnity reinsurance to coinsurance. The agreements were also amended in 1992 whereby CLICO recaptured structured settlements issued in 1991 and in the first five months of 1992.

PLH entered into a reinsurance agreement with CLICO in 1990 on a coinsurance basis whereby PLH assumes 100 percent of the risk on certain guaranteed investment contracts issued by CLICO. The agreement was amended in 1996 to provide CLICO with profit sharing on the assumed business of up to 20 basis points per year of the account value. The amount of profit sharing paid to CLICO in 1996 and 1995 was $1,733,000 and $1,589,000, respectively. In addition, the agreement was amended to provide CLICO with reimbursement of extraordinary expenses related to the assumed policies, including guaranty fund assessment payments. There were no expense reimbursements made to CLICO in 1996 or 1995.

PLH entered into indemnity reinsurance agreements with PSI in 1987 whereby PLH assumed 100 percent of the risks reinsured on all structured settlement contracts issued during 1987. The agreements were amended in 1988 whereby PLH also assumed 100 percent of the risks reinsured on all structured settlement, pension buyout and single premium immediate annuities issued subsequent to 1987. The agreements were also amended in 1988 to change the agreements from indemnity reinsurance to coinsurance.

                  Providian Life and Health Insurance Company

5. Related Party Transactions (continued)

PLH entered into a reinsurance agreement with PSI in 1996 on a coinsurance basis whereby PLH assumed 100 percent of the risk on certain guaranteed investment contracts issued by PSI. The agreement provides PSI with profit sharing on the assumed business of up to 20 basis points of account value. The amount of profit sharing paid to PSI in 1996 was $164,000.

Effective June 30, 1995, PLH entered into a coinsurance agreement with PSI whereby PLH assumed 100 percent of the risk of business reinsured by PSI from North American Security Life (NASL). This agreement coinsures existing deposits of NASL's fixed account portion of their variable annuity product business. In addition, this agreement included prospective coinsurance of future sales of NASL's fixed account portion of their variable annuity product. This agreement also contained a provision which provides PSI with profit sharing on the assumed business of up to 10 basis points of account value. The profit sharing amount paid by PLH to PSI in 1996 was $574,000. No amounts were paid in 1995. Under the initial agreement, PLH received cash and invested assets in exchange for its coinsurance of $724,700,000 of fixed annuity deposits. As of November 1, 1996, the coinsurance agreement was amended whereby PSI recaptured the fixed annuity deposits from PLH. The recapture resulted in PLH transferring to PSI liabilities previously reinsured related to the business of $575,450,000 and assets of $577,000,000. The $1,550,000 difference represents the net expense incurred by PLH.

                  Providian Life and Health Insurance Company

5. Related Party Transactions (continued)

The following table summarizes the amounts reflected in the statements of operations from reinsurance assumed by PLH from CLICO and PSI:

                                                                 Expense (Revenue) for the
                                                               year ended December 31, 1996
                                        ------------------------------------------------------------------------
                                                                 Assumed from
                                        -----------------------------------------------------------

                                             CLICO        CLICO         PSI        PSI       PSI         Total
              Item Assumed                (Annuities)    (GIC's)    (Annuities)  (GIC's)    (NASL)      Assumed
----------------------------------------------------------------------------------------------------------------
                                                                      (In Thousands)

Premium income                             $(105,397)  $(105,319)    $  (307)    $(244,197)  $(126,736)  $(581,946)
Life, annuity and other benefits              62,884     152,409       9,871         5,120     306,302     536,586
Commissions and expenses                       4,304           -           3             -      (2,338)      1,969
Change in reserves or policyholder
 contract deposits                           112,743      38,934        (789)      243,558    (149,236)    245,210

                                                                 Expense (Revenue) for the
                                                               year ended December 31, 1995
                                        ------------------------------------------------------------------------
                                                                 Assumed from
                                        -----------------------------------------------------------

                                             CLICO        CLICO         PSI        PSI       PSI         Total
              Item Assumed                (Annuities)    (GIC's)    (Annuities)  (GIC's)    (NASL)      Assumed
----------------------------------------------------------------------------------------------------------------
                                                                      (In Thousands)

Premium income                              $(66,091)   $(289,272)     $(1,231)  $      -  $(72,339)   $(428,933)
Life, annuity and other benefits              61,307      276,351        8,007          -    98,519      444,184
Commissions and expenses                       5,291          350           10          -     1,441        7,092
Change in reserves or policyholder
 contract deposits                            71,056      104,113          116          -     1,715      177,000


PLH entered into two separate reinsurance agreements with two affiliates, Academy Life Insurance Company (ALIC) and Pension Life Insurance Company of America (PLIC), in 1992, both on a coinsurance funds withheld basis. On April 1, 1993, the reinsurance agreements were amended from a coinsurance funds withheld basis to a coinsurance nonfunds withheld basis. The following table summarizes the amounts reflected in the statements of operations from these reinsurance agreements:

                  Providian Life and Health Insurance Company

5. Related Party Transactions (continued)

                                           Expense (Revenue) for the
                                            year ended December 31
                                              1996          1995
                                        -------------------------------
                                                (In Thousands)

Premium income assumed                       $(49,974)     $(49,325)
Life, accident and health and other
  benefit assumed                              32,048         31,421

Commissions and expense allowances on
  reinsurance assumed                          11,547         12,349

Change in policy reserves assumed               3,983          1,588
Other income assumed                             (165)        (1,030)


Reinsurance Ceded to Affiliate

Prior to April 1, 1995, PLH was a party to various reinsurance agreements with VLIC whereby PLH ceded pro rata portions of certain blocks of its life and health business on a coinsurance basis. The agreements were amended effective April 1, 1995 whereby PLH recaptured the business. This recapture resulted in PLH recording $159,169,000 of liabilities related to the business and $92,497,000 of assets supporting the block of business. The $66,672,000 difference between the liabilities and assets recorded represents a recapture fee incurred by PLH to compensate VLIC for the present value of the future cash flows on the business recaptured by PLH.

The following table summarizes the amounts reflected in the statements of operations from these reinsurance agreements:

                                          Expense (Revenue) for the
                                            year ended December 31
                                             1996          1995
                                        -----------------------------
                                               (In Thousands)

Premium income ceded                      $    -           $ 15,049
Life, accident and health and other
  benefit assumed                              -            (10,582)

Commissions and expense allowances on
  reinsurance ceded                            -             (6,029)

Reinsurance recapture fee                      -             66,672


                  Providian Life and Health Insurance Company

5. Related Party Transactions (continued)

Other Agreements and Transactions with Related Parties

PLH has entered into agreements with its affiliates whereby PLH performs administrative services, management support services, and marketing services for its affiliates. PLH, as compensation, receives an amount equal to the actual cost of providing such services. This cost is allocated on a pro rata basis to each affiliate receiving these services. Amounts received were $70,000,000 in 1996 and $68,000,000 in 1995. Such amounts are classified as reductions of general insurance and other expenses in the accompanying statements of operations.

PLH entered into a revolving credit note with Providian on April 8, 1996, whereby PLH can borrow from Providian up to $35,000,000. Interest is computed monthly at a rate designated in the note. No borrowings were made during the year under this arrangement.

On November 1, 1996, PLH entered into a revolving credit note with FPLH whereby FPLH can borrow from PLH up to $5,000,000. The note is a demand note expiring November 1, 1997 with interest payable at the prime rate. No borrowings were made during the year under this arrangement.

PLH participates in various benefit plans sponsored by Providian and the related costs allocated to PLH are not significant.

PLH has 2,290,000 shares of redeemable preferred stock outstanding, all of which are owned by CLLP. The preferred stock has a par value of $11 per share and a liquidation value of $240 per share. CLLP is entitled to receive a cumulative dividend equal to 8 1/2 percent per annum of the liquidation value of the preferred stock. PLH may redeem all or any portion of the preferred stock at the liquidation value commencing December 18, 2008.

During 1996, PLH paid ordinary cash dividends of $53,871,000 ($46,716,000 to CLLP and $7,155,000 to its common stock shareholders). Also during 1996, PLH paid an extraordinary cash dividend of $71,129,000 to its common stock shareholders. No dividends were paid in 1995.

                  Providian Life and Health Insurance Company

5. Related Party Transactions (continued)

On December 23, 1996, PLH made a capital contribution of its home office data center with a book value of $4,657,000 to VLIC.

On December 13, 1995, PLH redeemed 1,000 shares of its common stock held by VLIC for $4,000,000.

Providian provides general management, advisory, legal and other general services to PLH. Providian Capital Management, Inc., an affiliate, provides investment management services to PLH along with marketing and administrative services for PLH's accumulation business.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to nonaffiliated insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide PLH with increased capacity to write larger risks.

PLH's assumed and ceded reinsurance agreements with affiliated and nonaffiliated insurance companies reduced (increased) certain items in the accompanying financial statements by the following amounts:

                                              1996         1995
                                           ------------------------
                                                (In Thousands)
    Assumed:
      Policy and contract liabilities*     $3,040,667    $3,153,667
      Claim reserves*                          13,796        11,512
      Advance premiums*                           928           921
      Unearned premium reserves*                7,273         8,114

    Ceded:
      Benefits paid or provided                 1,512        12,679
      Commissions and expense allowances on
        reinsurance ceded                      (1,123)       (7,164)
      Other income-reserves on ceded business      39         1,305
      Policy and contract liabilities*          1,412         2,682
      Claim reserves*                             392           469
      Advance premiums*                            10            11
      Unearned premium reserves*                   35            19
     *At year end.

                  Providian Life and Health Insurance Company

6. Reinsurance (continued)

Amounts payable or recoverable for reinsurance on paid or unpaid life and health claims are not subject to periodic or maximum limits. At December 31, 1996, PLH reinsurance recoverables are not material and no individual reinsurer owed PLH an amount equal to or greater than 3% of PLH's surplus.

For all long-duration contracts, the effect of reinsurance on life and annuity premiums earned in 1996 and 1995 was as follows:


                            1996              1995
                       Premiums Earned  Premiums Earned
                     ----------------------------------
                                (In Thousands)

            Direct            $162,087         $138,553
            Assumed            180,812          140,739
            Ceded                  187          (15,270)
                     ----------------------------------
            Net               $343,086         $264,020
                     ==================================

PLH remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

For all short-duration contracts, the effect of all reinsurance agreements on accident and health premiums written and earned in 1996 and 1995 was as follows:


                                1996                    1995
                              Premiums                Premiums
                        Written      Earned     Written      Earned
                     -----------------------------------------------
                                      (In Thousands)

            Direct      $ 92,721    $ 92,721    $101,495    $101,495
            Assumed       63,960      63,960      62,661      62,661
            Ceded         (1,688)     (1,688)     (3,160)     (3,160)
                     -----------------------------------------------
            Net         $154,993    $154,993    $160,996    $160,996
                     ===============================================


                  Providian Life and Health Insurance Company

7. Life and Annuity Reserves and Deposit Fund Liabilities

The withdrawal provisions of PLH's annuity reserves and deposit fund liabilities at December 31, 1996 are summarized as follows:


                                                            Amount      Percent
                                                           --------------------
                                                           (In Thousands)
Subject to discretionary withdrawal (with adjustment):
  With market value adjustment                             $1,531,616     18.7%
  At book value less surrender charge                         553,381      6.7%
  At market value                                           2,410,266     29.3%
                                                           --------------------
                                                            4,495,263     54.7%
Subject to discretionary withdrawal (without adjustment)
  at book value with minimal or no charge or adjustment     1,818,986     22.1%
Not subject to discretionary withdrawal                     1,906,536     23.2%
                                                           --------------------
Total annuity reserves and deposit fund liabilities
  before reinsurance                                        8,220,785    100.0%
                                                                         ======
Less reinsurance                                                    -
                                                           ----------
Net annuity reserves and deposit fund liabilities*         $8,220,785
                                                           ==========

* Includes $2,411,476,000 of annuities reported in PLH's separate account liabilities.

The above amount subject to discretionary withdrawal with market value adjustment includes approximately $880,000,000 at December 31, 1996 of floating rate GIC liabilities with credited rates that vary in response to changes in stipulated indexes and which self-adjust in response to market changes making their market value and book value essentially equal.

As of December 31, 1996, PLH had $131,437,500 of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Missouri.

                  Providian Life and Health Insurance Company

8. Separate Accounts

Separate accounts held by PLH represent funds held for individual policyholders. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder. Information regarding the separate accounts of PLH as of and for the year ended December 31, 1996 is as follows:

                                        Nonindexed
                                        Guaranteed       Non-
                                       More than 4%   guaranteed         Total
                                       -----------------------------------------
                                                    (In Thousands)

Premiums, deposits and other
 considerations                        $  6,468       $  580,536      $  587,004
                                       =========================================

Separate account liabilities*          $199,480       $2,231,028      $2,430,508
                                       =========================================

Reserves for separate accounts by
 withdrawal characteristics:
  Subject to discretionary withdrawal
   (with adjustment):
    With market value adjustment       $199,480       $       --      $  199,480
    At market value                          --        2,231,028       2,231,028
                                       -----------------------------------------
Total separate account liabilities     $199,480       $2,231,028      $2,430,508
                                       =========================================

*Separate account liabilities are exclusive of $3,004,000 which represents amounts due from the general account net of other amounts payable as of December 31, 1996.

                  Providian Life and Health Insurance Company

8.  Separate Accounts (continued)

A reconciliation of the amounts transferred to and from PLH's separate accounts for the year ended December 31, 1996 is presented below (in thousands):

        Transfers as reported in the Summary of Operations
          of PLH's Separate Accounts Annual Statement:
            Transfers to separate accounts                     $ 587,137
            Transfers from separate accounts                    (163,117)
                                                               ---------
        Net transfers to separate accounts                       424,020
                                                               ---------
        Reconciliation adjustments:
            Fees paid to external fund manager                     2,171
            Transfers to modified separate account                  (391)
                                                               ---------
                                                                   1,780
                                                               ---------
        Transfers as reported in the Summary of Operations
          of PLH's Life, Accident & Health Annual Statement    $ 425,800
                                                               =========


9.  Deferred and Uncollected Premiums

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 1996 were as follows:

                                                           Net of
              Type                    Gross     Loading    Loading
              ----------------------------------------------------
                                             (In Thousands)
              Ordinary new           $ 2,932    $ 2,100    $   832
              Ordinary renewal        18,361      5,206     13,155
                                     -----------------------------
              Total ordinary          21,293      7,306     13,987
                                     -----------------------------

              Group new business       2,772      1,634      1,138
              Group renewal           41,535     10,628     30,907
                                     -----------------------------
              Total group             44,307     12,262     32,045
                                     -----------------------------
              Total                  $65,600    $19,568    $46,032
                                     =============================

                  Providian Life and Health Insurance Company

10. Statutory Restrictions on Dividends

PLH is subject to limitations, imposed by the State of Missouri, on the payment of dividends to its parent company. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (1) 10 percent of PLH's statutory capital and surplus as of the preceding December 31, or (2) PLH's statutory net income for the preceding year. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1997, without prior regulatory approval, is $109,677,000.

11. Contingencies

In the ordinary course of business, PLH is a defendant in litigation principally involving insurance policy claims for damages, including compensatory and punitive damages. In the opinion of management, the outcome of such litigation will not result in a loss which would be material to PLH's financial position or results of operations.

12. Fair Values of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for the following financial instruments:

     Bonds, Preferred Stocks and Common Stocks

     The fair values of bonds, preferred stocks and common stocks are generally based on published quotations of the SVO of the NAIC. However, for certain investments, the SVO does not provide a value and PLH uses either admitted asset investment amounts (i.e., statement values) as allowed by the NAIC, values provided by outside broker confirmations or internally calculated estimates. The fair values of PLH's bonds, preferred stocks and common stocks are disclosed in Note 2.

     Mortgage Loans

     The fair values of commercial, residential and farm mortgage loans are estimated utilizing discounted cash flow calculations, using current market interest rates for loans with similar terms to borrowers of similar credit quality.

                  Providian Life and Health Insurance Company

12. Fair Values of Financial Instruments (continued)

     Policy Loans

     The carrying values of policy loans reported in the accompanying balance sheets approximate their fair values.

     Cash, Short-Term Investments and Other Invested Assets

     The carrying values of cash, short-term investments and other invested assets reported in the accompanying balance sheets approximate their fair values.

     Investment Contracts

     The fair values of floating rate guaranteed investment contracts approximate their carrying values. The fair values of fixed rate guaranteed investment contracts and investment-type fixed annuity contracts are estimated using discounted cash flow calculations, based on current interest rates for similar contracts. The fair values of variable annuity contracts are equal to their carrying values.

     Derivative Financial Instruments

     The fair values for derivative financial instruments are based on pricing models or formulas using current assumptions.

The carrying values and fair values of PLH's investments in commercial, residential and farm mortgage loans are summarized as follows:

                                         Carrying          Fair
                                           Value           Value
                                      -------------------------------
                                              (In Thousands)

December 31, 1996
Commercial mortgages                    $ 1,565,534     $ 1,584,662
Residential mortgages                     1,035,648       1,043,983
Farm mortgages                               50,429          49,055
                                      -------------------------------
                                        $ 2,651,611     $ 2,677,700
                                      ===============================
December 31, 1995
Commercial mortgages                    $ 1,495,755     $ 1,527,424
Residential mortgages                     1,261,136       1,267,627
                                      -------------------------------
                                        $ 2,756,891     $ 2,795,051
                                      ===============================

                  Providian Life and Health Insurance Company

12. Fair Values of Financial Instruments (continued)

The carrying values and fair values of PLH's interest rate swap and forward-rate agreements are summarized as follows:


                                                Carrying       Fair
                                                  Value        Value
                                               ------------------------
                                                    (In Thousands)
December 31, 1996
Interest rate swaps
Forwards                                       $         -  $    21,178
                                                       210          210
                                               ------------------------
                                               $       210  $    21,388
                                               ========================
December 31, 1995
Interest rate swaps
Forwards                                       $         -  $    51,021
                                                       519          519
                                               ------------------------
                                               $       519  $    51,540
                                               ========================

The carrying values and fair values of PLH's liabilities for investment-type contracts are summarized as follows:

                                                Carrying       Fair
                                                  Value        Value
                                               ------------------------
                                                   (In Thousands)
December 31, 1996
Fixed annuity contracts                        $ 3,050,018  $ 3,097,631
Guaranteed investment contracts                  1,961,549    2,034,047
Variable annuity contracts*                      2,430,508    2,430,508
                                               ------------------------
                                               $ 7,442,075  $ 7,562,186
                                               ========================

December 31, 1995
Fixed annuity contracts                        $ 3,409,887  $ 3,543,841
Guaranteed investment contracts                  1,519,204    1,546,248
Variable annuity contracts*                      1,729,032    1,729,032
                                               ------------------------
                                               $ 6,658,123  $ 6,819,121
                                               ========================

*Included in PLH's separate account liabilities.

                  Providian Life and Health Insurance Company

12. Fair Values of Financial Instruments (continued)

The fair values for PLH's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in PLH's overall management of interest rate risk, such that PLH's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                             Financial Statements


                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee




                    Years ended December 31, 1996 and 1995
                      with Report of Independent Auditors

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                             Financial Statements


                    Years ended December 31, 1996 and 1995




                                   Contents

Report of Independent Auditors........................................1

Audited Financial Statements

Statements of Assets and Liabilities..................................2
Statements of Operations..............................................4
Statements of Changes in Net Assets...................................6
Notes to Financial Statements.........................................8

                        Report of Independent Auditors


Contract Owners
Providian Life and Health Insurance Company Separate Account V - Marquee

We have audited the accompanying statements of assets and liabilities of Providian Life and Health Insurance Company Separate Account V - Marquee (comprising the Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Asset Manager, Dreyfus Growth and Income, Dreyfus Quality Bond, T. Rowe Price Equity Income, T. Rowe Price New America Growth, T. Rowe Price International Stock, OpCap Advisors Managed, OpCap Advisors Small Cap and OpCap Advisors U.S. Government Income Subaccounts) as of December 31, 1996 and 1995, and the related statements of operations and changes in net assets for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 and 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Providian Life and Health Insurance Company Separate Account V - Marquee at December 31, 1996 and 1995, and the results of their operations and changes in their net assets for the years then ended in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP




Louisville, Kentucky
April 25, 1997

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee


                     Statements of Assets and Liabilities


                                                        December 31
                                                     1996          1995
                                                 --------------------------

Assets
Investments:
  Fidelity Money Market Portfolio
   (cost: $17,889,754 and $14,815,892 in 1996
   and 1995, respectively)                       $ 17,889,754  $ 14,815,892

  Fidelity Equity-Income Portfolio
   (cost: $15,979,742 and $6,124,508 in 1996
   and 1995, respectively)                         17,940,493     6,750,129

  Fidelity Growth Portfolio
   (cost: $18,221,334 and $6,848,013 in 1996
   and 1995, respectively)                         19,723,633     7,243,352

  Fidelity Asset Manager Portfolio
   (cost: $5,969,949 and $3,142,963 in 1996
   and 1995, respectively)                          6,663,600     3,407,093

  Dreyfus Growth and Income Portfolio
   (cost: $17,021,874 and $4,384,201 in
   1996 and 1995, respectively)                    17,099,203     4,747,966

  Dreyfus Quality Bond Portfolio
   (cost: $5,446,316 and $1,923,611 in 1996
   and 1995, respectively)                          5,493,032     1,994,517

  T. Rowe Price Equity Income Portfolio
   (cost: $6,670,264 and $2,092,667 in
   1996 and 1995, respectively)                     7,597,283     2,341,024

  T. Rowe Price New America Growth Portfolio
   (cost: $12,020,116 and $3,113,677
   in 1996 and 1995, respectively)                 13,596,375     3,584,701

  T. Rowe Price International Stock Portfolio
   (cost: $14,083,411 and $4,663,184 in 1996
   and 1995, respectively)                         15,485,997     4,916,098

  OpCap Advisors Managed Portfolio
   (cost: $13,593,631 and $5,553,120 in 1996
   and 1995, respectively)                         16,243,400     6,159,414

  OpCap Advisors Small Cap Portfolio
   (cost: $7,964,374 and $3,765,654 in 1996
   and 1995, respectively)                          9,165,713     4,089,628

  OpCap Advisors U.S. Government Income
   Portfolio (cost: $1,628,586 and
   $580,642 in 1996 and 1995, respectively)         1,630,786       596,654
                                                -----------------------------
Total investments                                 148,529,269    60,646,468

Amounts due from Fund Manager                              --           364

Amounts due from Providian Life and
 Health Insurance Company                             330,967     1,178,388
                                                -----------------------------

Total assets                                      148,860,236    61,825,220

Liabilities                                                --            --
                                                -----------------------------
Net assets                                       $148,860,236  $ 61,825,220
                                                =============================




                                                        December 31
                                                    1996          1995
                                               ----------------------------
Net assets attributable to variable annuity
 contract owners

 Fidelity Money Market Subaccount               $ 18,220,721   $ 15,994,397

 Fidelity Equity-Income Subaccount                17,940,493      6,750,129

 Fidelity Growth Subaccount                       19,723,633      7,243,352

 Fidelity Asset Manager Subaccount                 6,663,600      3,407,093

 Dreyfus Growth and Income Subaccount             17,099,203      4,747,966

 Dreyfus Quality Bond Subaccount                   5,493,032      1,994,518

 T. Rowe Price Equity Income Subaccount            7,597,283      2,341,015

 T. Rowe Price New America Growth Subaccount      13,596,375      3,584,702

 T. Rowe Price International Stock Subaccount     15,485,997      4,916,099

 OpCap Advisors Managed Subaccount                16,243,400      6,159,415

 OpCap Advisors Small Cap Subaccount               9,165,713      4,089,627

 OpCap Advisors U.S. Government Income
  Subaccount                                       1,630,786        596,907












                                               ----------------------------
Net assets attributable to variable
 annuity contract owners                       $ 148,860,236   $ 61,825,220
                                               ============================

See accompanying notes.

                  Providian Life and Health Insurance Company
                          Separate Account V - Marquee

                            Statement of Operations

                          Year Ended December 31, 1996

                                        Fidelity      Fidelity                       Fidelity         Dreyfus         Dreyfus
                                        Money          Equity-         Fidelity        Asset         Growth and       Quality
                                        Market         Income           Growth        Manager          Income          Bond
                                      -----------------------------------------------------------------------------------------
Investment income:
  Dividends                           $   869,792      $  364,076      $  624,928      $241,246       $1,899,674     $  235,203

Expenses:
  Mortality and expense risk and
    administrative charges                213,748         183,429         205,711        71,296          179,240         56,762
                                      -----------------------------------------------------------------------------------------
Net investment income                     656,044         180,647         419,217       169,950        1,720,434        178,441

Realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) from
    investment transactions:
      Proceeds from sales              20,949,214       1,187,151       1,770,220       542,867        2,293,759      1,012,054
      Cost of investments sold         20,949,214       1,115,530       1,692,008       511,206        2,136,898      1,026,848
                                      -----------------------------------------------------------------------------------------
                                                -          71,621          78,212        31,661          156,861        (14,794)
Net unrealized appreciation
  (depreciation) of investments:
      At end of year                            -       1,960,751       1,502,299       693,651           77,329         46,716
      At beginning of year                      -         625,621         395,339       264,130          363,765         70,906
                                      -----------------------------------------------------------------------------------------
                                                -       1,335,130       1,106,960       429,521         (286,436)       (24,190)
                                      -----------------------------------------------------------------------------------------
Net gain (loss) on investments                  -       1,406,751       1,185,172       461,182         (129,575)       (38,984)
                                      -----------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                     $   656,044      $1,587,398      $1,604,389      $631,132       $1,590,859     $  139,457
                                      =========================================================================================

                                                     T. Rowe       T. Rowe
                                        T. Rowe       Price         Price                                   OpCap
                                         Price         New          Inter-        OpCap       OpCap     Advisors U.S.
                                        Equity       America       national     Advisors    Advisors     Government
                                        Income        Growth        Stock        Managed    Small Cap      Income       Total
                                       ---------------------------------------------------------------------------------------
Investment income:
  Dividends                            $194,708    $  218,962   $  245,670   $  167,608   $  211,359     $59,885   $ 5,333,111

Expenses:
  Mortality and expense risk
    and administrative charges           68,843       127,108      153,200      159,573       92,966      16,179     1,528,055
                                       ---------------------------------------------------------------------------------------
Net investment income                   125,865        91,854       92,470        8,035      118,393      43,706     3,805,056

Realized and unrealized gain (loss)
  on investments:

Net realized gain (loss) from
    investment transactions:
      Proceeds from sales               562,348     1,633,223      826,257    1,366,652    1,071,680      89,520    33,304,945
      Cost of investments sold          512,286     1,462,955      774,622    1,213,052      982,017      89,558    32,466,194
                                       ---------------------------------------------------------------------------------------
                                         50,062       170,268       51,635      153,600       89,663         (38)      838,751
Net unrealized appreciation
  (depreciation) of investments:
      At end of year                    927,019     1,576,259    1,402,586    2,649,769    1,201,339       2,200    12,039,918
      At beginning of year              248,357       471,024      252,914      606,294      323,974      16,012     3,638,336
                                       ---------------------------------------------------------------------------------------
                                        678,662     1,105,235    1,149,672    2,043,475      877,365     (13,812)    8,401,582
                                       ---------------------------------------------------------------------------------------
Net gain (loss) on investments          728,724     1,275,503    1,201,307    2,197,075      967,028     (13,850)    9,240,333
                                       ---------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                      $854,589    $1,367,357   $1,293,777   $2,205,110   $1,085,421     $29,856   $13,045,389
                                       =======================================================================================

See accompanying notes.

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                            Statement of Operations

                         Year Ended December 31, 1995

                                                                                          DREYFUS                 T. ROWE
                                         FIDELITY     FIDELITY                FIDELITY     GROWTH     DREYFUS      PRICE
                                          MONEY        EQUITY-    FIDELITY      ASSET       AND       QUALITY      EQUITY
                                          MARKET       INCOME     GROWTH       MANAGER     INCOME       BOND       INCOME
                                        ----------------------------------------------------------------------------------
Investment income:
    Dividends                           $  404,358    $ 78,798    $  1,669    $  9,571    $205,036    $ 75,801    $ 45,553

Expenses:
    Mortality and expense risk
      and administrative charges            95,611      34,560      37,138      23,004      21,626      12,429      13,076
                                        ----------------------------------------------------------------------------------
Net investment income (expense)            308,747      44,238     (35,469)    (13,433)    183,410      63,372      32,477

Realized and unrealized gain
  (loss) on investments:
    Net realized gain from
      investment transactions:
        Proceeds from sales              4,521,173     153,426     105,950      96,046     114,754      61,684      92,430
        Cost of investments sold         4,521,173     143,586      94,750      94,250      69,966      59,442      86,989
                                        ----------------------------------------------------------------------------------
                                                 -       9,840      11,200       1,796      44,788       2,242       5,441
    Net unrealized appreciation
      (depreciation) of investments:
        At end of year                           -     625,621     395,339     264,130     363,765      70,906     248,357
        At beginning of year                     -      (2,688)      5,157     (10,272)     (4,286)       (930)       (522)
                                        ----------------------------------------------------------------------------------
                                                 -     628,309     390,182     274,402     368,051      71,836     248,879
                                        ----------------------------------------------------------------------------------
Net gain on investments                          -     638,149     401,382     276,198     412,839      74,078     254,320
                                        ----------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations             $  308,747    $682,387    $365,913    $262,765    $596,249    $137,450    $286,797
                                        ==================================================================================

                                                       T. ROWE
                                         T. ROWE        PRICE                                   OPCAP
                                           PRICE        INTER-      OPCAP        OPCAP         ADVISORS
                                        NEW AMERICA    NATIONAL    ADVISORS    ADVISORS     U.S. GOVERNMENT
                                          GROWTH        STOCK      MANAGED     SMALL CAP        INCOME            TOTAL
                                        -----------------------------------------------------------------------------------
Investment income:
    Dividends                            $     58      $  1,347    $  2,528    $  1,406        $ 19,576         $  845,701

Expenses:
    Mortality and expense risk
      and administrative charges           17,886        27,096      32,943      24,974           4,269            344,612
                                         ---------------------------------------------------------------------------------
Net investment income (expense)           (17,828)      (25,749)    (30,415)    (23,568)         15,307            501,089

Realized and unrealized gain
  (loss) on investments:
    Net realized gain from
      investment transactions:
        Proceeds from sales                69,646       102,266     154,722     119,434          18,903          5,610,434
        Cost of investments sold           62,303        99,101     141,982     112,852          17,230          5,503,624
                                         ---------------------------------------------------------------------------------
                                            7,343         3,165      12,740       6,582           1,673            106,810
    Net unrealized appreciation
      (depreciation) of investments:
        At end of year                    471,024       252,914     606,294     323,974          16,012          3,638,336
        At beginning of year                   27        (6,132)     (4,798)      2,981               -            (21,463)
                                         ---------------------------------------------------------------------------------
                                          470,997       259,046     611,092     320,993          16,012          3,659,799
                                         ---------------------------------------------------------------------------------
Net gain on investments                   478,340       262,211     623,832     327,575          17,685          3,766,609
                                         ---------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations              $460,512      $236,462    $593,417    $304,007        $ 32,992         $4,267,698
                                         =================================================================================

See accompanying notes.

                  Providian Life and Health Insurance Company

                         Separate Account V - Marquee

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1996

                                       Fidelity       Fidelity                     Fidelity        Dreyfus        Dreyfus
                                        Money         Equity-       Fidelity        Asset         Growth and      Quality
                                        Market        Income         Growth         Manager         Income         Bond
                                     -------------------------------------------------------------------------------------
Balances at January 1, 1996          $ 15,994,397  $ 6,750,129     $ 7,243,352    $3,407,093    $ 4,747,966    $1,994,518

Increase in net assets resulting
  from operations:
  Net investment income                   656,044      180,647         419,217       169,950      1,720,434       178,441
  Net realized gain (loss)
   on investments                               -       71,621          78,212        31,661        156,861       (14,794)
  Net unrealized appreciation
   (depreciation) of investments                -    1,335,130       1,106,960       429,521       (286,436)      (24,190)
                                     ------------------------------------------------------------------------------------
Net increase in net assets
   resulting from operations              656,044    1,587,398       1,604,389       631,132      1,590,859       139,457

Changes from variable annuity
  contract transactions:
  Transfers of net premiums            16,450,718    8,249,635       9,143,227     2,057,416      9,439,906     3,046,687
  Transfers for terminations           (1,324,266)    (371,114)       (319,007)     (233,930)      (491,225)     (191,354)
  Net transfers within
   Separate Account V -
   Marquee and transfers to
   and from the General
   Account                            (13,556,172)   1,724,445       2,051,672       801,889      1,811,697       503,724
                                     ------------------------------------------------------------------------------------
Net increase in net assets
  derived from variable
  annuity contract transactions         1,570,280    9,602,966      10,875,892     2,625,375     10,760,378     3,359,057
                                     ------------------------------------------------------------------------------------
Net increase in net assets              2,226,324   11,190,364      12,480,281     3,256,507     12,351,237     3,498,514
                                     ------------------------------------------------------------------------------------
Balances at December 31, 1996        $ 18,220,721  $17,940,493     $19,723,633    $6,663,600    $17,099,203    $5,493,032
                                     ====================================================================================

See accompanying notes.


                                                     T. Rowe      T. Rowe
                                        T. Rowe       Price        Price                                   OpCap
                                         Price         New         Inter-      OpCap        OpCap       Advisors U.S.
                                        Equity       America     national     Advisors     Advisors      Government
                                        Income        Growth       Stock       Managed     Small Cap      Income        Total
                                       ------------------------------------------------------------------------------------------
Balances at January 1, 1996            $2,341,015  $ 3,584,702  $ 4,916,099  $ 6,159,415   $4,089,627   $  596,907   $ 61,825,220

Increase in net assets resulting
  from operations:
  Net investment income                   125,865       91,854       92,470        8,035      118,393       43,706      3,805,056
  Net realized gain (loss)
   on investments                          50,062      170,268       51,635      153,600       89,663          (38)       838,751
  Net unrealized appreciation
   (depreciation) of investments          678,662    1,105,235    1,149,672    2,043,475      877,365      (13,812)     8,401,582
                                       ------------------------------------------------------------------------------------------
Net increase in net assets
   resulting from operations              854,589    1,367,357    1,293,777    2,205,110    1,085,421       29,856     13,045,389

Changes from variable annuity
  contract transactions:
  Transfers of net premiums             3,380,913    7,005,874    7,988,917    7,090,665    3,494,863      812,249     78,161,070
  Transfers for terminations             (179,193)    (150,463)    (245,610)    (492,428)    (126,179)     (51,656)    (4,176,425)
  Net transfers within
   Separate Account V -
   Marquee and transfers to
   and from the General
   Account                              1,199,959    1,788,905    1,532,814    1,280,638      621,981      243,430          4,982
                                       ------------------------------------------------------------------------------------------
Net increase in net assets
  derived from variable
  annuity contract transactions         4,401,679    8,644,316    9,276,121    7,878,875    3,990,665    1,004,023     73,989,627
                                       ------------------------------------------------------------------------------------------
Net increase in net assets              5,256,268   10,011,673   10,569,898   10,083,985    5,076,086    1,033,879     87,035,016
                                       ------------------------------------------------------------------------------------------
Balances at December 31, 1996          $7,597,283  $13,596,375  $15,485,997  $16,243,400   $9,165,713   $1,630,786   $148,860,236
                                       ==========================================================================================

                                                                                                                                6

See accompanying notes.

                 Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1995

                                                            Fidelity       Fidelity                         Fidelity      Dreyfus
                                                             Money          Equity-        Fidelity           Asset     Growth and
                                                             Market         Income          Growth           Manager      Income
                                                          ------------------------------------------------------------------------
Balances at January 1, 1995                               $ 1,036,236     $  144,268     $  239,838       $  446,431    $  100,262

Increase in net assets resulting from operations:
  Net investment income  (expense)                            308,747         44,238        (35,469)         (13,433)      183,410
  Net realized gain on investments                                  -          9,840         11,200            1,796        44,788
  Net unrealized appreciation of investments                        -        628,309        390,182          274,402       368,051
                                                          ------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                                  308,747        682,387        365,913          262,765       596,249

Changes from variable annuity contract
  transactions:
  Transfers of net premiums                                18,888,487      5,486,495      5,880,391        2,565,916     3,554,661
  Transfers for terminations                                 (165,072)       (51,335)       (37,746)         (36,496)      (25,138)
  Transfers for annuity benefits                             (155,185)             -              -                -             -
  Net transfers within Separate Account V -
    Marquee and transfers to and from the
    General Account                                        (3,918,816)       488,314        794,956          168,477       521,932
                                                          ------------------------------------------------------------------------
Net increase in net assets derived from variable
  annuity contract transactions                            14,649,414      5,923,474      6,637,601        2,697,897     4,051,455
                                                          ------------------------------------------------------------------------
Net increase in net assets                                 14,958,161      6,605,861      7,003,514        2,960,662     4,647,704
                                                          ------------------------------------------------------------------------
Balances at December 31, 1995                             $15,994,397     $6,750,129     $7,243,352       $3,407,093    $4,747,966
                                                          ========================================================================

See accompanying notes.

                                                                                           T. Rowe         T. Rowe
                                                                             T. Rowe        Price           Price
                                                              Dreyfus         Price          New            Inter-        OpCap
                                                              Quality        Equity        American        national      Advisors
                                                                Bond         Income         Growth           Stock       Managed
                                                           -----------------------------------------------------------------------
Balances at January 1, 1995                                $   80,167     $   37,946    $    17,053       $  245,363    $  194,242

Increase in net assets resulting from operations:
  Net investment income  (expense)                             63,372         32,477        (17,828)         (25,749)      (30,415)
  Net realized gain on investments                              2,242          5,441          7,343            3,165        12,740
  Net unrealized appreciation of investments                   71,836        248,879        470,997          259,046       611,092
                                                           -----------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                                  137,450        286,797        460,512          236,462       593,417

Changes from variable annuity contract
  transactions:
  Transfers of net premiums                                 1,633,697      1,892,262      2,761,711        3,967,021     4,882,464
  Transfers for terminations                                  (49,255)       (43,652)        (9,628)         (28,568)      (47,228)
  Transfers for annuity benefits                                    -              -              -                -             -
  Net transfers within Separate Account V -
    Marquee and transfers to and from the
    General Account                                           192,459        167,662        355,054          495,821       536,520
                                                           -----------------------------------------------------------------------
Net increase in net assets derived from variable
  annuity contract transactions                             1,776,901      2,016,272      3,107,137        4,434,274     5,371,756
                                                           -----------------------------------------------------------------------
Net increase in net assets                                  1,914,351      2,303,069      3,567,649        4,670,736     5,965,173
                                                           -----------------------------------------------------------------------
Balances at December 31, 1995                              $1,994,518     $2,341,015     $3,584,702       $4,916,099    $6,159,415
                                                           =======================================================================

See accompanying notes.

                                                                             OpCap
                                                              OpCap       Advisors U.S.
                                                             Advisors      Government
                                                            Small Cap        Income        Total
                                                           ----------------------------------------
Balances at January 1, 1995                                $  137,178      $      -     $ 2,678,984

Increase in net assets resulting from operations:
  Net investment income  (expense)                            (23,568)       15,307         501,089
  Net realized gain on investments                              6,582         1,673         106,810
  Net unrealized appreciation of investments                  320,993        16,012       3,659,799
                                                           ----------------------------------------
Net increase in net assets resulting from
  operations                                                  304,007        32,992       4,267,698

Changes from variable annuity contract
  transactions:
  Transfers of net premiums                                 3,344,233       546,060      55,403,398
  Transfers for terminations                                  (13,087)      (10,897)       (518,102)
  Transfers for annuity benefits                                    -             -        (155,185)
  Net transfers within Separate Account V -
    Marquee and transfers to and from the
    General Account                                           317,296        28,752         148,427
                                                           ----------------------------------------
Net increase in net assets derived from variable
  annuity contract transactions                             3,648,442       563,915      54,878,538
                                                           ----------------------------------------
Net increase in net assets                                  3,952,449       596,907      59,146,236
                                                           ----------------------------------------
Balances at December 31, 1995                              $4,089,627      $596,907     $61,825,220
                                                           ========================================

See accompanying notes.

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                         Notes to Financial Statements

                               December 31, 1996

1. Accounting Policies

Organization of the Account

Providian Life and Health Insurance Company Separate Account V - Marquee
(the "Separate Account") is a separate account of Providian Life and Health Insurance Company ("PLH"), an indirect, wholly owned subsidiary of Providian Corporation ("Providian"), and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account was established for the purpose of funding variable annuity contracts issued by PLH.

On December 28, 1996, Providian executed a Plan and Agreement of Merger and Reorganization (the "Merger Agreement"), with AEGON N.V. ("AEGON"), an international insurance company headquartered in The Hague, The Netherlands. Under the Merger Agreement, Providian's insurance operations, including the operations of PLH, will merge with a wholly owned subsidiary of AEGON. Providian will be the surviving corporation in the merger and will become a wholly owned subsidiary of AEGON. The merger of Providian's insurance businesses with AEGON is conditioned upon several events, including shareholder and various regulatory approvals. Providian anticipates that the closing of the transaction will occur in mid-1997. Because consummation of the merger is subject to the above conditions, no representations can be made as to whether, or when, the merger will be completed or as to the possible impact of the merger on the financial position and results of operations of PLH should the merger occur.

The Separate Account has 12 subaccounts which invest exclusively in shares of the corresponding portfolios of Variable Insurance Products Fund I and Variable Insurance Products Fund II (both advised by Fidelity Management and Research Company), Dreyfus Variable Investment Fund (advised by Dreyfus Corporation), T. Rowe Price Equity Series, Inc. (advised by T. Rowe Price Associates, Inc.), T. Rowe Price International Series, Inc. (advised by Rowe Price-Fleming International, Inc.), and OCC Accumulation Trust, formerly Quest for Value Accumulation Trust (advised by OpCap Advisors, formerly Quest for Value Advisors) (each, a "Fund" and collectively, the "Funds"). Each Fund is an open-end management investment company.

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                         Notes to Financial Statements

                               December 31, 1996


1. Accounting Policies (continued)

The portfolios available in each Fund are as follows:

Variable Insurance Products Fund I and Variable Insurance Products Fund II Fidelity Money Market Portfolio
Fidelity Equity-Income Portfolio
Fidelity Growth Portfolio
Fidelity Asset Manager Portfolio

Dreyfus Variable Investment Fund
Dreyfus Growth and Income Portfolio
Dreyfus Quality Bond Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio

OCC Accumulation Trust
OpCap Advisors Managed Portfolio (formerly Quest for Value Managed Portfolio) OpCap Advisors Small Cap Portfolio (formerly Quest for Value Small Cap Portfolio)
OpCap Advisors U.S. Government Income Portfolio (formerly Quest for Value U.S. Government Income Portfolio)

Each portfolio has different investment objectives and policies as outlined in the prospectus of the Separate Account. There is no assurance that a portfolio will achieve its stated investment objective.

The Separate Account offers a choice of two contracts with differing charge structures: "A" unit contracts and "B" unit contracts. "A" unit contracts have a front-end sales load of up to 5.75% of aggregate premium contributions and no surrender charges. For "B" unit contracts, no sales load is deducted from premium contributions and up to 10% of the accumulated value can be withdrawn once per year without a surrender charge. Additional withdrawals are subject to surrender charges of up to 6% during the first six contract years and the total surrender charges assessed will not exceed 8.5% of the

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                         Notes to Financial Statements

                               December 31, 1996


1. Accounting Policies (continued)

premium contributions under the contract. No surrender charges are assessed on the death of the annuitant or after the sixth contract year.

In certain states of issue, the contract owner's initial premium is automatically allocated to the Fidelity Money Market Subaccount until the end of the free look period (typically 10 days or, in certain instances, 30 days or more). Subsequent to the free look period, the contract owner may allocate all or a portion of the initial premium and additional premiums, if any, to one or more subaccounts of the Separate Account or to PLH's General Account, which consists of all assets owned by PLH other than those in the Separate Account or other separate accounts. In all other states of issue, a contract owner may allocate the initial premium to one or more subaccounts of the Separate Account or to PLH's General Account.

Investments

The Separate Account purchases shares of the Funds at net asset value in connection with premium payments allocated to the subaccounts in accordance with contract owners' directions and redeems shares of the Funds to process transfers and to meet policy contract obligations. Gains and losses resulting from the redemption of shares are computed on the basis of average cost. Investment transactions are recorded on the trade dates.

All dividends and capital gains earned on the portfolios are reinvested in the portfolios and are reflected in the unit values of the subaccounts of the Separate Account.

Investments in the Fund portfolios are valued at market which is calculated daily on each day the New York Stock Exchange is open for trading. Income and both realized and unrealized gains or losses from assets of each subaccount will be credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Separate Account or arising out of any other business PLH may conduct.

The contract's accumulated value varies with the investment performance of the corresponding portfolios. Investment results are not guaranteed by the Separate Account or PLH, except to the extent of amounts allocated to PLH's General Account. PLH has sole discretion to invest the assets of the General Account, subject to applicable law.

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                   Notes to Financial Statements (continued)


1. Accounting Policies (continued)

Allocation of any amounts to the General Account does not entitle the contract owner to share directly in the investment experience of these assets. There are three fixed options under the General Account.

Although the assets in the Separate Account are the property of PLH, the assets in the Separate Account attributable to the contracts cannot be used to discharge the liabilities arising out of any other business which PLH may conduct. The assets of the Separate Account are available to cover the general liabilities of PLH only to the extent that the Separate Account's assets exceed its liabilities under the contracts.


2. Investments

The following is a summary of shares and amounts outstanding for each of the respective portfolios as of December 31, 1996 and 1995:


                               December 31, 1996
--------------------------------------------------------------------------------
Portfolio                        Shares       Net Asset Value      Fair Value
--------------------------------------------------------------------------------
Fidelity Money Market        17,889,753.551        $ 1.00         $ 17,889,754

Fidelity Equity-Income          853,090.506         21.03           17,940,493

Fidelity Growth                 633,385.776         31.14           19,723,633

Fidelity Asset Manager          393,597.140         16.93            6,663,600

Dreyfus Growth and Income       874,639.565         19.55           17,099,203

Dreyfus Quality Bond            477,654.924         11.50            5,493,032

T. Rowe Price Equity Income     497,855.999         15.26            7,597,283

T. Rowe Price New America
 Growth                         769,460.943         17.67           13,596,375

T. Rowe Price International
 Stock                        1,225,157.997         12.64           15,485,997

OpCap Advisors Managed          448,588.799         36.21           16,243,400

OpCap Advisors Small Cap        405,383.167         22.61            9,165,713

OpCap Advisors U.S. Government
 Income                         157,108.431         10.38            1,630,786
                                                                  ------------
                                                                  $148,529,269
                                                                  ============



                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                   Notes to Financial Statements (continued)



2. Investments (continued)


                               December 31, 1995
--------------------------------------------------------------------------------
Portfolio                          Shares       Net Asset Value     Fair Value
--------------------------------------------------------------------------------
Fidelity Money Market          14,815,891.820      $  1.00         $ 14,815,892

Fidelity Equity-Income            350,292.135        19.27            6,750,129

Fidelity Growth                   248,059.999        29.20            7,243,352

Fidelity Asset Manager            215,775.362        15.79            3,407,093

Dreyfus Growth and Income         259,027.086        18.33            4,747,966

Dreyfus Quality Bond              168,883.763        11.81            1,994,517

T. Rowe Price Equity Income       177,216.067        13.21            2,341,024

T. Rowe Price New America
 Growth                           235,371.063        15.23            3,584,701

T. Rowe Price International
 Stock                            436,598.440        11.26            4,916,098

OpCap Advisors Managed            204,360.132        30.14            6,159,414

OpCap Advisors Small Cap          205,405.712        19.91            4,089,628

OpCap Advisors U.S. Government
 Income                            56,182.119        10.62              596,654
                                                                   ------------
                                                                   $ 60,646,468
                                                                   ============

The aggregate cost of shares purchased during the years ended December 31, 1996 and 1995, for each of the respective portfolios is as follows:

                                                1996                 1995
                                           ----------------------------------
Fidelity Money Market                      $ 24,023,076          $ 18,305,559

Fidelity Equity-Income                       10,970,764             6,121,106

Fidelity Growth                              13,065,329             6,708,165

Fidelity Asset Manager                        3,338,192             2,780,495

Dreyfus Growth and Income                    14,774,570             4,349,622

Dreyfus Quality Bond                          4,549,552             1,902,004

T. Rowe Price Equity Income                   5,089,882             2,141,257

T. Rowe Price New America Growth             10,369,394             3,158,954

T. Rowe Price International Stock            10,194,849             4,510,772

OpCap Advisors Managed                        9,253,562             5,496,064

OpCap Advisors Small Cap                      5,180,737             3,744,275

OpCap Advisors U.S. Government Income         1,137,502               597,873
                                           ----------------------------------
                                           $111,947,409          $ 59,816,146
                                           ==================================


                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                   Notes to Financial Statements (continued)


3. Federal Income Taxes

Operations of the Separate Account are included in the federal income tax return of PLH, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under current federal income tax law, no federal income taxes are payable with respect to the Separate Account.


4. Advisory and Service Fees

The Funds and their advisors furnish corporate management, administrative, marketing and distribution services. Additionally, the Funds' advisors furnish investment advisory services to the Fund portfolios under the terms of advisory contracts. The net asset value of the portfolios is net of the advisory and service fees.


5. Expenses

An annual charge is deducted from the unit values of the subaccounts of the Separate Account for PLH's assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Separate Account attributable to the "A" unit contracts and the "B" unit contracts. For the years ended December 31, 1996 and 1995, the effective annual rate for this charge was .65% for the "A" unit contracts and 1.25% for the "B" unit contracts.

An administrative charge equal to .15% annually is deducted from the unit values of the subaccounts of the Separate Account. This charge is assessed daily by PLH, along with an annual policy fee of $30 per contract. The annual policy fee is deducted proportionately from the subaccount's accumulated value. These deductions represent reimbursement for the costs expected to be incurred over the life of the contract for issuing and maintaining each contract and the Separate Account.

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                   Notes to Financial Statements (continued)


6. Contract Owner Transactions

Transactions with contract owners during 1996 and 1995 and end of period values for each of the respective subaccounts were as follows:


                                                     1996                                1995
                                      ---------------------------------     --------------------------------
                                          A Unit             B Unit              A Unit           B Unit
                                         Contracts          Contracts          Contracts         Contracts
                                      -------------     ---------------     --------------    --------------
Fidelity Money Market

Outstanding units at beginning
  of period                             224,406.097       1,284,075.523       20,724.868         81,408.482
Issuance of units                        93,889.620       2,077,753.471      204,414.809      1,624,300.077
Redemption of units                    (212,880.957)     (1,813,611.421)        (733.580)      (421,633.036)
                                      ---------------------------------      ------------------------------
Outstanding units at end of period      105,414.760       1,548,217.573      224,406.097      1,284,075.523
                                      =================================      ==============================
End of period:
  Unit value                          $   11.151373     $     11.009565      $ 10.663945      $   10.592323
                                      =================================      ==============================
  Subaccount value                    $   1,175,519     $    17,045,202      $ 2,393,054      $  13,601,343
                                      =================================      ==============================

Fidelity Equity-Income

Outstanding units at beginning
  of period                              35,784.717         487,004.315          200.000         14,704.932
Issuance of units                        13,367.025         772,492.507       36,344.927        481,523.451
Redemption of units                         (61.481)        (74,990.803)        (760.210)        (9,224.068)
                                      ---------------------------------      ------------------------------
Outstanding units at end of period       49,090.261       1,184,506.019       35,784.717        487,004.315
                                      =================================      ==============================
End of period:
  Unit value                          $   14.946734     $     14.526523      $ 13.184522      $   12.891724
                                      =================================      ==============================
  Subaccount value                    $     733,739     $    17,206,754      $   471,804      $   6,278,325
                                      =================================      ==============================

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                   Notes to Financial Statements (continued)



6. Contract Owner Transactions (continued)


                                                     1996                                1995
                                      ---------------------------------     --------------------------------
                                          A Unit           B Unit                A Unit           B Unit
                                         Contracts        Contracts            Contracts         Contracts
                                      -------------     ---------------     --------------    --------------

Fidelity Growth

Outstanding units at beginning
  of period                             11,298.228       522,171.836             2,451.561        21,032.707
Issuance of units                       33,297.284       823,963.189             8,850.807       506,240.250
Redemption of units                    (14,343.274)      (92,334.823)              (4.140)        (5,101.121)
                                      ---------------------------------     --------------------------------
Outstanding units at end of period      30,252.238     1,253,800.202            11,298.228       522,171.836
                                      =================================     ================================
End of period:
  Unit value                          $  16.304637     $   15.337676        $   14.329427     $    13.561541
                                      =================================     ================================
  Subaccount value                    $    493,252     $  19,230,381        $     161,897     $    7,081,455
                                      =================================     ================================
Fidelity Asset Manager

Outstanding units at beginning
  of period                              8,530.759       298,893.509            1,006.404         45,464.030
Issuance of units                        5,089.112       260,169.377            7,526.016        260,704.225
Redemption of units                         (9.581)      (40,633.048)              (1.661)        (7,274.746)
                                      ---------------------------------     --------------------------------
Outstanding units at end of period      13,610.290       518,429.838            8,530.759        298,893.509
                                      =================================     ================================

End of period:
  Unit value                          $  12.848532     $   12.516116        $   11.301946     $    11.076449
                                      =================================     ================================
  Subaccount value                    $    174,872     $   6,488,728        $      96,414     $    3,310,679
                                      =================================     ================================

Dreyfus Growth and Income

Outstanding units at beginning
  of period                             13,982.817       302,521.463            1,094.647          9,467.679
Issuance of units                       39,106.602       722,889.543           12,900.517        299,814.239
Redemption of units                     (5,895.950)     (115,702.318)             (12.347)        (6,760.455)
                                      ---------------------------------     --------------------------------
Outstanding units at end of period      47,193.469       909,708.688           13,982.817        302,521.463
                                      =================================     ================================

End of period:
  Unit value                          $  18.607568     $   17.831035      $     15.534453    $     14.976627
                                      =================================     ================================
  Subaccount value                    $    878,156     $  16,221,047      $       217,215    $     4,530,751
                                      =================================     ================================

                                                                                                          15


                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                         Notes to Financial Statements

6. Contract Owner Transactions (continued)


                                                     1996                                1995
                                      ---------------------------------    --------------------------------
                                          A Unit           B Unit               A Unit           B Unit
                                         Contracts        Contracts           Contracts         Contracts
                                      -------------     ---------------    --------------    --------------

Dreyfus Quality Bond

Outstanding units at beginning
  of period                              1,524.761       167,901.463             100.000          7,986.548
Issuance of units                        8,077.105       363,872.459           2,172.769        163,552.014
Redemption of units                       (902.085)      (81,762.273)           (748.008)        (3,637.099)
                                      ---------------------------------    --------------------------------
Outstanding units at end of period       8,699.781       450,011.649           1,524.761        167,901.463
                                      =================================    ================================
End of period:
  Unit value                          $  12.429340     $   11.966133       $   12.150454     $    11.768752
                                      =================================    ================================
  Subaccount value                    $    108,133     $   5,384,899       $      18,527     $    1,975,991
                                      =================================    ================================
T. Rowe Price Equity Income

Outstanding units at beginning
  of period                             16,794.267       162,560.941             586.554          3,274.398
Issuance of units                        7,804.817       342,579.757          17,576.728        164,608.670
Redemption of units                       (612.468)      (34,926.762)         (1,369.015)        (5,322.127)
                                      ---------------------------------    --------------------------------
Outstanding units at end of period      23,986.616       470,213.936          16,794.267        162,560.941
                                      =================================    ================================

End of period:
  Unit value                          $  15.855902     $   15.348235       $   13.369106     $    13.019680
                                      =================================    ================================
  Subaccount value                    $    380,329     $   7,216,954       $     224,524     $    2,116,491
                                      =================================    ================================

T. Rowe Price New America
  Growth

Outstanding units at beginning
  of period                              4,669.625       235,983.310             206.097          1,502.759
Issuance of units                       32,589.226       587,836.966           4,463.972        238,353.955
Redemption of units                    (14,400.822)      (75,851.029)              (.444)        (3,873.404)
                                      ---------------------------------    --------------------------------
Outstanding units at end of period      22,858.029       747,969.247           4,669.625        235,983.310
                                      =================================    ================================

End of period:
  Unit value                          $  17.543313     $   17.641593       $   14.726569      $   14.899078
                                      =================================    ================================
  Subaccount value                    $    401,006     $  13,195,369       $      68,768      $   3,515,934
                                      =================================    ================================

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                   Notes to Financial Statements (continued)



6. Contract Owner Transactions (continued)


                                                     1996                                1995
                                      ---------------------------------     --------------------------------
                                          A Unit           B Unit                A Unit           B Unit
                                         Contracts        Contracts            Contracts         Contracts
                                      -------------     ---------------     --------------    --------------

T. Rowe Price International
  Stock

Outstanding units at beginning
  of period                              9,886.447       460,989.932             2,714.613        23,019.405
Issuance of units                       30,904.820       870,343.195             7,175.337       445,452.255
Redemption of units                       (135.704)      (60,970.910)              (3.503)        (7,481.728)
                                      ---------------------------------     --------------------------------
Outstanding units at end of period      40,655.563     1,270,362.217             9,886.447       460,989.932
                                      =================================     ================================
End of period:
  Unit value                          $  12.138249    $    11.801760        $   10.668133     $    10.435431
                                      =================================     ================================
  Subaccount value                    $    493,487    $   14,992,510        $     105,470     $    4,810,629
                                      =================================     ================================
OpCap Advisors Managed

Outstanding units at beginning
  of period                             15,926.390       426,183.858              794.327         19,220.893
Issuance of units                       22,125.242       577,610.041           15,143.201        416,039.077
Redemption of units                     (1,934.719)      (77,021.961)             (11.138)        (9,076.112)
                                      ---------------------------------     --------------------------------
Outstanding units at end of period      36,116.913       926,771.938           15,926.390        426,183.858
                                      =================================     ================================

End of period:
  Unit value                          $  17.319782    $    16.851895        $   14.221162     $    13.921040
                                      =================================     ================================
  Subaccount value                    $    625,537    $   15,617,863        $     226,492     $    5,932,923
                                      =================================     ================================

OpCap Advisors Small Cap

Outstanding units at beginning
  of period                              4,223.205       349,766.661            1,749.077         11,733.736
Issuance of units                       24,785.400       377,408.993            2,769.547        346,254.931
Redemption of units                        (19.958)      (78,847.488)            (295.419)        (8,222.006)
                                      ---------------------------------     --------------------------------
Outstanding units at end of period      28,988.647       648,328.166            4,223.205        349,766.661
                                      =================================     ================================

End of period:
  Unit value                          $  13.774689    $    13.521552        $   11.696394    $     11.551219
                                      =================================     ================================
  Subaccount value                    $    399,310    $    8,766,403        $      49,396    $     4,040,231
                                      =================================     ================================

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                   Notes to Financial Statements (continued)



6. Contract Owner Transactions (continued)

                                                        1996                            1995
                                       ----------------------------------  -----------------------------------
                                               A Unit           B Unit          A Unit         B Unit
                                             Contracts        Contracts      Contracts       Contracts
                                       ----------------------------------  -----------------------------------
OpCap Advisors U.S.
 Government Income

Outstanding units at beginning
 of period                                    1,849.370       52,450.121              -                -
Issuance of units                             3,258.882       95,182.332      2,551.276       53,120.187
Redemption of units                            (728.815)      (6,034.390)      (701.906)        (670.066)
                                       ----------------------------------  -----------------------------
Outstanding units at end of period            4,379.437      141,598.063      1,849.370       52,450.121
                                       =================================   =============================
End of period:
  Unit value                           $      10.828803     $  11.182088   $  10.594749      $ 11.006903
                                       =================================   =============================
  Subaccount value                     $         47,424     $  1,583,362   $     19,594      $   577,313
                                       =================================   =============================

7. Net Assets

Net assets at December 31, 1996 for each of the respective subaccounts are summarized in the following tables:

                                              Fidelity         Fidelity                         Fidelity
                                               Money           Equity-        Fidelity           Asset
                                               Market          Income          Growth           Manager
                                       -------------------------------------------------------------------
Contract owner transactions            $     17,245,918     $ 15,672,917   $  17,748,794     $  5,780,662
Accumulated net investment income               974,803          225,331         383,050          155,771

Accumulated net realized gain on
  investments                                         -           81,494          89,490           33,516

Net unrealized appreciation on
  investments                                         -        1,960,751       1,502,299          693,651
                                       ------------------------------------------------------------------
                                       $     18,220,721     $ 17,940,493   $  19,723,633     $  6,663,600
                                       ===================================================================

                  Providian Life and Health Insurance Company
                         Separate Account V - Marquee

                   Notes to Financial Statements (continued)


7. Net Assets (continued)


                                        Dreyfus            Dreyfus         T. Rowe Price          T. Rowe Price
                                       Growth and          Quality            Equity               New America
                                         Income             Bond              Income                 Growth
                                      ---------------------------------------------------------------------------
Contract owner transactions            $14,914,718        $5,215,611        $6,455,995              $11,768,481
Accumulated net investment income        1,905,492           243,341           158,743                   74,024
Accumulated net realized gain (loss)
  on investments                           201,664           (12,636)           55,526                  177,611
Net unrealized appreciation on
  investments                               77,329            46,716           927,019                1,576,259
                                       --------------------------------------------------------------------------
                                       $17,099,203        $5,493,032        $7,597,283              $13,596,375
                                       ==========================================================================

                                       T. Rowe Price          OpCap         OpCap        OpCap Advisors
                                       International        Advisors       Advisors      U.S. Government
                                           Stock             Managed      Small Cap          Income           Total
                                       --------------------------------------------------------------------------------
Contract owner transactions              $13,962,027       $13,450,073     $7,773,493      $1,567,938      $131,556,627
Accumulated net investment income
  (expense)                                   65,979           (22,695)        94,636          59,013         4,317,488
Accumulated net realized gain
  on investments                              55,405           166,253         96,245           1,635           946,203
Net unrealized appreciation
  on investments                           1,402,586         2,649,769      1,201,339           2,200        12,039,918
                                         ------------------------------------------------------------------------------
                                         $15,485,997       $16,243,400     $9,165,713      $1,630,786      $148,860,236
                                         ==============================================================================

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)     Financial Statements.
          Part A. None
          Part B. All Financial Statements required to be filed are included in
                  Part B.
          Part C. None
          (b)     Exhibits.
          (1) Resolution of the Board of Directors of National Home Life Assurance Company ("National Home") authorizing establishment of the Separate Account./1/
          (2)     Not Applicable.
          (3)     Distribution Agreement.
                  (a) Form of Selling Agreement./5/
          (4)     (a) Form of variable annuity contract (A Unit)./6/
                  (b) Form of variable annuity contract (B Unit)./6/
                  (c) 403(b) Rider./5/
                  (d) Individual Retirement Annuity Rider./5/
          (5)     Form of Application./7/
          (6)     (a) Articles of Incorporation of National Home./1/
                  (b) Amendment to Articles of Incorporation of National
                      Home./1/
                  (c) Amended and Restated Articles of Incorporation of National
                      Home./1/
                  (d) Amended and Restated Articles of Incorporation of
                      Providian Life and Health Insurance Company./9/
          (7)     Not Applicable.

          (8)     (a) Form of Participation Agreement for the Funds./6/

---------
/1/ Incorporated by reference from the initial Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-45862.

/2/ Incorporated by reference from the initial Registration Statement of National Home Life Assurance Company Separate Account II, File No. 33-7033.

/3/ Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement of National Home Life Assurance Company Separate Account II, File No. 33-7033.

/4/ Incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement of National Home Life Assurance Company Separate Account II, File No. 33-7033.

/5/ Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-45862.

/6/ Incorporated by reference from the Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-72838, filed on December 10, 1933.

/7/ Incorporated by reference from the Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-79502, filed on May 27, 1994.

/8/ Incorporated by reference from Post-Effective Amendment No. 2 to the Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-79502, filed on April 30, 1995.

/9/ Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement of Providian Life and Health Insurance Company Separate Account V, File No. 33-79502, filed April 30, 1996.

/10/ Filed herewith.

                  (b) Participation Agreement Among T. Rowe Price International
                      Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., and National Home Life Assurance Company dated as of July 8, 1994./8/
                  (c) Fund Participation Agreement between Dreyfus Variable
                      Investment Fund and National Home Life Assurance Company dated as of October 17, 1994./8/
                  (d) Participation Agreement Among Variable Insurance Products
                      Fund II, Fidelity Distributors Corporation and National Home Life Assurance Company dated as of November 1, 1993./8/
                  (e) Participation Agreement Among Variable Insurance Products
                      Fund, Fidelity Distributors and National Home Life Assurance Company./8/

                  (f) Amendment dated June 2, 1994 to the Participation
                      Agreement Among Variable Insurance Product Fund II, Fidelity Distributors Corporation and Providian Life and Health Insurance Company (formerly National Home Life Assurance Company) dated November 1, 1993. /10/

                  (g) Amendment dated March 20, 1996 to the Participation
                      Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Providian Life and Health Insurance Company (formerly National Home Life Assurance Company) dated November 1, 1993. /10/

          (9)     (a) Opinion and Consent of Counsel./10/
                  (b) Consent of Counsel./10/
          (10)    Consent of Independent Auditors./10/
          (11)    No Financial Statements are omitted from Item 23.
          (12)    Not Applicable.

          (13)    Performance Computation./10/
          (14)    Not Applicable.

ITEM 25.   DIRECTORS AND OFFICERS OF THE DEPOSITOR

Chief Executive Officer                       Shailesh J. Mehta
President & Chief Operating Officer           David J. Miller
Senior Vice President                         Edward A. Biemer
Senior Vice President, Treasurer,
   & Senior Financial Officer                 Dennis E. Brady
Senior Vice President                         Kevin P. McGlynn
Senior Vice President                         Martin Renninger
Senior Vice President                         Paul Yakulis
Vice President                                Brian Alford
Vice President                                Nathan C. Anguiano
Vice President                                Thomas P. Bowie
Vice President                                Michele M. Coan
Vice President                                Charles N. Coatsworth
Vice President & Associate General Counsel    Julie S. Congdon
Vice President                                Karen H. Fleming
Vice President                                Gregory J. Garvin
Vice President                                Carolyn M. Johnson
Vice President/Underwriting                   William J. Kline
Vice President                                Jeffrey P. Lammers
Vice President                                Michael F. Lane
Vice President                                G. Douglas Mangum, Jr.
Vice President & Secretary                    Susan E. Martin
Vice President                                John A. Mazzuca
Vice President                                Robin M. Morgan
Vice President                                Thomas B. Nesspor
Vice President                                G. Eric O'Brien
Vice President                                Daniel H. Odum
Vice President                                Harold W. Peterson, Jr.
Vice President and Actuary                    John C. Prestwood, Jr.
Vice President                                Frank J. Rosa
Vice President & Associate General Counsel    Ellen S. Rosen
Vice President                                Douglas A. Sarcia
Vice President                                Nancy B. Schuckert
Vice President                                Joseph D. Strenk
Vice President                                William W. Strickland
Vice President                                Oris R. Stuart, III
Vice President                                Janice L. Weaver
Assistant Vice President                      Geralyn Barbato
Assistant Vice President                      Janice Boehmler
Assistant Vice President & Qualified Actuary  Michael A. Cioffi
Assistant Vice President                      Mary Ellen Fahringer
Assistant Vice President                      Marie Helgeland
Assistant Vice President                      Patricia A. Lukacs
Assistant Vice President                      Harvey Waite
Assistant Treasurer                           Elaine J. Robinson
Assistant Controller                          Paul J. Lukacs
Assistant Controller                          Joseph C. Noone

Second Vice President                    George E. Claiborne, Jr.
Second Vice President                    Cindy L. Chanley
Second Vice President                    Michael K. Mingus
Second Vice President/Investments        Terri L. Allen
Second Vice President/Investments        C. Ray Brewer
Second Vice President/Investments        Kirk W. Buese
Second Vice President/Investments        Joel L. Coleman
Second Vice President/Investments        William S. Cook
Second Vice President/Investments        Deborah A. Dias
Second Vice President/Investments        Lee W. Eastland
Second Vice President/Investments        Eric B. Goodman
Second Vice President/Investments        James Grant
Second Vice President/Investments        John R. Hillen
Second Vice President/Investments        Frederick B. Howard
Second Vice President/Investments        Diane J. Hulls
Second Vice President/Investments        Claudia Jackson
Second Vice President/Investments        William H. Jenkins
Second Vice President/Investments        Frederick C. Kessell
Second Vice President/Investments        Tim Kuussalo
Second Vice President/Investments        Mark E. Lamb
Second Vice President/Investments        Lisa M. Longino
Second Vice President/Investments        James D. MacKinnon
Second Vice President/Investments        Jack McCabe
Second Vice President/Investments        Jeffrey T. McGlaun
Second Vice President/Investments        Paul D. Mier
Second Vice President/Investments        Wayne R. Nelis
Second Vice President/Investments        James G. Nickerson
Second Vice President/Investments        Douglas H. Owen, Jr.
Second Vice President/Investments        Debra K. Pellman
Second Vice President/Investments        Robert Saunders
Second Vice President/Investments        J. Alan Schork
Second Vice President/Investments        Brad H. Seibel
Second Vice President/Investments        Michael B. Simpson
Second Vice President/Investments        Jon L. Skaggs
Second Vice President/Investments        Elizabeth A. Smedley
Second Vice President/Investments        Robert A. Smedley
Second Vice President/Investments        Bradley L. Stofferahn
Second Vice President/Investments        Randall K. Waddell
Second Vice President/Investments        Marcia Weiland
Second Vice President/Investments        Tammy C. Wetterer
Second Vice President/Special Markets    Kim A. Bivins
Second Vice President/Special Markets    Gregory Lee Chapman
Second Vice President/Special Markets    Gregory M. Curry
Second Vice President/Special Markets    Julie Ford
Second Vice President/Special Markets    Rose Marie Mathison
Second Vice President/Special Markets    Lisa L. Patterson
Second Vice President/Special Markets    Rhonda L. Pritchett
Second Vice President/Special Markets    Kris A. Robbins
Second Vice President/Special Markets    Thomas E. Walsh

Second Vice President/Special Markets    Harvey Willis
Second Vice President & Assistant
   Secretary                             Edward P. Reiter
Assistant Secretary                      L. Jude Clark
Assistant Secretary                      Colleen S. Lyons
Assistant Secretary                      Mary Ann Malinyak
Assistant Secretary                      John F. Reesor
Assistant Secretary                      Kimberly A. Scouller
Assistant Secretary                      R. Michael Slaven
Assistant Secretary                      Carolyn Wetterer
Advertising Compliance Officer           Nancy E. Partington
Product Compliance Officer               James T. Bradley

DIRECTORS:

Dennis E. Brady
Julie S. Congdon
Susan E. Martin
Kevin P. McGlynn
David J. Miller
Thomas B. Nesspor
John C. Prestwood, Jr.
Martin Renninger
Ellen S. Rosen
Paul Yakulis

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The Depositor, Providian Life and Health Insurance Company ("Providian Life and Health"), is directly and indirectly wholly owned by Providian Corporation. The Registrant is a segregated asset account of Providian Life and Health.

     The following chart indicates the persons controlled by or under common control with Providian Life and Health:

                                    Jurisdiction of  Percent of Voting
Name                                Incorporation     Securities Owned
Providian Corporation               Delaware          100% Publicly Owned
Providian Agency Group, Inc.        Kentucky          100% Providian Corporation
Benefit Plans, Inc.                 Delaware          100% Providian Corporation
DurCo Agency, Inc.                  Virginia          100% Benefit Plans, Inc.
Providian Assignment Corporation    Kentucky          100% Providian Corporation
Providian Financial Services, Inc.  Pennsylvania      100% Providian Corporation
Providian Securities Corporation    Pennsylvania      100% Providian Financial
                                                           Services, Inc.
Wannalancit Corp.                   Massachusetts     100% Providian Corporation
Providian Investment                Delaware          100% Providian Corporation
  Advisors, Inc.

Providian Capital                 Delaware        100% Providian Corporation
  Management, Inc.
Providian Capital Mgmt.           Delaware        100% Providian Capital
  Real Estate Services, Inc.                      Mangement, Inc.
Capital Real Estate               Delaware        100% Providian Corporation
  Development Corp.
Capital General Development       Delaware        100% Providian Corporation
  Corporation.
Commonwealth Life                 Kentucky        100% Capital General
  Insurance Company                               Development Corp.
Agency Holding I, Inc.            Delaware        100% Commonwealth Life Ins. co.
Agency Investments I, Inc.        Delaware        100% Agency Holding I, Inc.
Commonwealth Agency, Inc.         Kentucky        100% Commonwealth Life Ins. Co.
Camden Asset Management L.P.      California      51%  Commonwealth Life Ins. Co.
Peoples Security Life Ins. Co.    North Carolina  100% Capital General Dev. Corp.
Ammest Realty Corporation         Texas           100% Peoples Security Life Ins. Co.
Agency Holding II, Inc.           Delaware        100% Peoples Security Life Ins. Co.
Agency Investments II, Inc.       Delaware        100% Agency Holding II, Inc.
Agency Holding III, Inc.          Delaware        100% Peoples Security Life Ins. Co.
Agency Investments III, Inc.      Delaware        100% Agency Holding III, Inc.
JMH Operating Company, Inc.       Mississippi     100% Peoples Security Life Ins. Co.
Capital 200 Block Corp.           Delaware        100% Providian Corporation
Capital Broadway Corp.            Kentucky        100% Providian Corporation
Capital Security Life Ins. Co.    North Carolina  100% Providian Corporation
Independence Automobile           Florida         100% Capital Security Life Ins. Co.
  Automobile Assoc., Inc.
Independence Automobile Club      Georgia         100% Capital Security Life Ins. Co.
Southlife, Inc.                   Tennessee       100% Providian Corporation
Providian Bancorp, Inc.           Delaware        100% Providian Corporation
First Deposit Service Corp.       California      100% Providian Bancorp, Inc.
First Deposit Life Ins. Co.       Arkansas        100% Providian Bancorp, Inc.
First Deposit National Bank       United States   100% Providian Bancorp, Inc.
Winnisquam Community              New Hampshire   96% First Deposit National Bank
  Development Corp.
Providian Credit Corporation      Delaware        100% Providian Bancorp, Inc.
Providian National Bank           United States   100% Providian Bancorp, Inc.
Providian National Bancorp        California      100% Providian Bancorp, Inc.
Commonwealth Premium Finance      California      100% Providian National Bancorp
Providian Credit Services, Inc.   Utah            100% Providian Bancorp, Inc.
Providian Insurance Agency, Inc.  Pennsylvania    100% Providian Corporation
National Home Life Corporation    Pennsylvania    100% Providian Ins. Agency, Inc.
Compass Rose Development Corp.    Pennsylvania    100% Providian Ins. Agency, Inc.
Association Consultants, Inc.     Illinois        100% Providian Ins. Agency, Inc.
Valley Forge Associates, Inc.     Pennsylvania    100% Providian Ins. Agency, Inc.
Veterans Benefits Plan, Inc.      Pennsylvania    100% Providian Ins. Agency, Inc.
Veterans Insurance Services, Inc. Delaware        100% Providian Ins. Agency, Inc.
Financial Planning Services, Inc. Washington, DC  100% Providian Ins. Agency, Inc.
Providian Auto and Home           Missouri        100% Providian Corporation
  Insurance Company
Academy Insurance Group, Inc.     Delaware        100% Providian Auto and
                                                  Home Insurance Co.

Academy Life Insurance Company        Missouri          100% Academy Insurance Group, Inc.
Pension Life Ins. Co. of America      New Jersey        100% Academy Insurance Group, Inc.
Academy Services, Inc.                Delaware          100% Academy Insurance Group, Inc.
Ammest Development Corp., Inc.        Kansas            100% Academy Insurance Group, Inc.
Ammest Insurance Agency, Inc.         California        100% Academy Insurance Group, Inc.
Ammest Massachusetts                  Massachusetts     100% Academy Insurance Group, Inc.
  Insurance Agency, Inc.
Ammest Realty, Inc.                   Pennsylvania      100% Academy Insurance Group, Inc.
AMPAC, Inc.                           Texas             100% Academy Insurance Group, Inc.
AMPAC Insurance Agency, Inc.          Pennsylvania      100% Academy Insurance Group, Inc.
Data/Mark Services, Inc.              Delaware          100% Academy Insurance Group, Inc.
Force Financial Group, Inc.           Delaware          100% Academy Insurance Group, Inc.
Force Financial Services, Inc.        Massachusetts     100% Force Financial Group, Inc.
Military Associates, Inc.             Pennsylvania      100% Academy Insurance Group, Inc.
NCOA Motor Club, Inc.                 Georgia           100% Academy Insurance Group, Inc.
NCOAA Management Company              Texas             100% Academy Insurance Group, Inc.
Unicom Administrative                 Pennsylvania      100% Academy Insurance Group, Inc.
  Services, Inc.
Unicom Administrative                 Germany           100% Unicom Admin. Services, Inc.
  Services, GmbH
Providian Property and                Kentucky          100% Providian Auto and
  Casualty Insurance Company                            Home Insurance Co.
Providian Fire Insurance Co.          Kentucky          100% Providian Property and
                                                        Casualty Insurance Co.
Capital Liberty L.P.                  Delaware          3% Providian Corporation
                                                        78% Commonwealth Life
                                                        19% Peoples Security
Providian Life and Health             Missouri          4% Providian Corporation
  Insurance Company                                     61% Commonwealth Life Insurance Co.
                                                        15% Peoples Security Life Ins. Co.
                                                        20% Capital Liberty L.P.
Veterans Life Insurance Co.           Illinois          100% Providian Life and Health
                                                        Insurance Company
Providian Services, Inc.              Pennsylvania      100% Veterans Life Insurance Co.
First Providian Life and Health       New York          100% Veterans Life Insurance Co.
  Insurance Company
Providian LLC                         Turks & Caicos    100% Providian Corporation
                                      Islands
Providian Mauritius Ltd.              Mauritius         100% Providian Corporation

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of April 8, 1997, there were 551 A Unit Contract Owners and 2,576 B Unit Contract Owners.

ITEM 28.  INDEMNIFICATION

Item 28 is incorporated by reference from the Post-Effective Amendment No. 6 to the Registration Statement of the National Home Life Assurance Company Separate Account II, File No. 33-7033.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Providian Securities Corporation, which serves as the principal underwriter for the variable annuity contracts funded by Separate Account V, also serves as the principal underwriter for variable life insurance policies funded by Separate Account I and for Separate Account II of Providian Life and Health Insurance Company.

     (b)  Directors and Officers

                                         Positions and Officers
           Name                             with Underwriter
           ----                          ----------------------
     Jeffrey P. Lammers        President and Director
     Kimberly A. Scouller      Vice President and Chief Compliance Officer
     John P. Fendig            Vice President and Assistant Compliance Officer
     Robert R. Bluth           Vice President
     Gregory J. Garvin         Vice President
     Harvey E. Willis          Vice President and Secretary
     Michael F. Lane           Vice President
     Mark Nerderman            Vice President
     Sarah J. Strange          Vice President
     Elaine J. Robinson        Treasurer
     Gregory P. Givan          Assistant Treasurer
     Michael G. Ayers          Controller
     Colleen S. Lyons          Assistant Secretary
     John F. Reesor            Assistant Secretary
     Robert L. Walker          Director
     Frederick C. Kessell      Director

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the Administrative Offices of Providian Life and Health Insurance Company in Louisville, Kentucky.

ITEM 31.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.

ITEM 32.  UNDERTAKINGS.

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) The Registrant hereby undertakes to rely on the no-action letter dated November 28, 1988 (Ref. No. IP-6-88) with respect to language concerning withdrawal restrictions applicable to Code Section 403(b) plans. Providian Life and Health has complied with conditions 1 through 4 of the no-action letter.

     (e) The Registrant hereby represents that no Director has resigned due to a disagreement with the Registrant or any matter relating to the Separate Account's operations, policies or practices.

     (f) Providian Life and Health Insurance Company represents that the fees and charges deducted under the contracts in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Providian Life and Health Insurance Company.

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Providian Life and Health Insurance Company Separate Account V, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf in the County of Chester and Commonwealth of Pennsylvania on the 25th day of April, 1997.


                                 PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                                 SEPARATE ACCOUNT V (REGISTRANT)


                                 By: Providian Life and Health Insurance Company

                                     /s/ DAVID J. MILLER*
                                 By: ___________________________________________
                                     David J. Miller, President


                                 PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                                 (DEPOSITOR)

                                     /s/ DAVID J. MILLER*
                                 By: ___________________________________________
                                     David J. Miller, President


*By: /s/ R. Michael Slaven
     -----------------------
     R. Michael Slaven
     Attorney-in-fact

     As required by the Securities Act of 1933, this amended Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.


       Signature                                   Title                                Date
       ---------                                   -----                                ----

/s/ SHAILESH J. MEHTA*            Chief Executive Officer                           April 25, 1997
---------------------------
Shailesh J. Mehta

/s/ DAVID J. MILLER*              Director, President and                           April 25, 1997
---------------------------       Chief Operating Officer
David J. Miller

/s/ DENNIS E. BRADY*              Director, Senior Vice President, Treasurer        April 25, 1997
---------------------------       and Senior Financial Officer (Chief
Dennis E. Brady                   Accounting Officer)

/s/ ELLEN S. ROSEN*               Director, Vice President and Associate            April 25, 1997
---------------------------       General Counsel
Ellen S. Rosen

/s/ THOMAS B. NESSPOR*            Director and Vice President                       April 25, 1997
---------------------------
Thomas B. Nesspor

/s/ JULIE S. CONGDON*             Director, Vice President and Associate            April 25, 1997
---------------------------       General Counsel
Julie S. Congdon

/s/ SUSAN E. MARTIN*              Director, Vice President and Secretary            April 25, 1997
---------------------------
Susan E. Martin

/s/ KEVIN P. McGLYNN*             Director and Senior Vice President                April 25, 1997
---------------------------
Kevin P. McGlynn

/s/ JOHN C. PRESTWOOD, JR.*       Director, Vice President and Actuary              April 25, 1997
---------------------------
John C. Prestwood, Jr.

/s/ MARTIN RENNINGER*             Director and Senior Vice President                April 25, 1997
---------------------------
Martin Renninger

/s/ PAUL YAKULIS*                 Director and Senior Vice President                April 25, 1997
---------------------------
Paul Yakulis

     /s/ R. MICHAEL SLAVEN
*By: ______________________
     R. Michael Slaven
     Attorney-in-fact

                              SEPARATE ACCOUNT V
                      PROVIDIAN MARQUEE VARIABLE ANNUITY


                               INDEX TO EXHIBITS






EXHIBIT 8(f) Amendment dated June 2, 1994 to the Participation Agreement Among Variable Insurance Product Fund II, Fidelity Distributors Corporation and Providian Life and Health Insurance Company (formerly National Home Life Assurance Company) dated November 1, 1993.

EXHIBIT 8(g) Amendment dated March 20, 1996 to the Participation Agreement Among Variable Insurance Product Fund II, Fidelity Distributors Corporation and Providian Life and Health Insurance Company (formerly National Home Life Assurance Company) dated November 1, 1993.

EXHIBIT 9(a)    OPINION AND CONSENT OF COUNSEL

EXHIBIT 9(b)    CONSENT OF COUNSEL

EXHIBIT 10      CONSENT OF INDEPENDENT AUDITORS

EXHIBIT 13      PERFORMANCE COMPUTATION